AMENDED AND RESTATED SERVICING AGREEMENT

among

DB STRUCTURED PRODUCTS, INC.

Owner

and

GMAC MORTGAGE, LLC
Servicer

Dated as of January 2, 2007

TABLE OF CONTENTS

Page

ARTICLE I.

DEFINITIONS

Section 1.01  Definitions

1

ARTICLE II.

SERVICING

Section 2.01  Servicer to Act as Servicer.

14

Section 2.02  Liquidation of Mortgage Loans.

16

Section 2.03  Collection of Mortgage Loan Payments.

18

Section 2.04  Establishment of and Deposits to Custodial Account.

18

Section 2.05  Permitted Withdrawals From Custodial Account.

19

Section 2.06  Establishment of and Deposits to Escrow Account.

20

Section 2.07  Permitted Withdrawals From Escrow Account.

21

Section 2.08  Payment of Taxes, Insurance and Other Charges.

22

Section 2.09  Protection of Accounts.

23

Section 2.10  Maintenance of Hazard Insurance.

24

Section 2.11  Maintenance of Blanket Hazard Insurance Coverage.

25

Section 2.12  Maintenance of Fidelity Bond and Errors and Omissions Insurance.

26

Section 2.13  Inspections.

26

Section 2.14  Restoration of Mortgaged Property.

27

Section 2.15  Charged-Off Mortgage Loans.

27

Section 2.16  Title, Management and Disposition of REO Property.

27

Section 2.17  Permitted Withdrawals with Respect to REO Property.

29

Section 2.18  Real Estate Owned Reports.

29

Section 2.19  Liquidation Reports.

29

Section 2.20  Reports of Foreclosures and Abandonments of Mortgaged Property.

29

Section 2.21  Notification of Adjustments.

29

Section 2.22  Maintenance of PMI Policies.

30

ARTICLE III.

PAYMENTS TO OWNER

Section 3.01  Remittances.

31

Section 3.02  Advances by Servicer.

31

ARTICLE IV.

GENERAL SERVICING PROCEDURES

Section 4.01  Transfers of Mortgaged Property.

32

Section 4.02  Satisfaction of Mortgages and Release of Mortgage Files.

33

Section 4.03  Servicing Compensation.

34

Section 4.04  Annual Statement as to Compliance.

34

Section 4.05  Annual Independent Public Accountants’ Servicing Report.

34

Section 4.06  Right to Examine Servicer Records.

35

Section 4.07  Compliance with Gramm-Leach-Bliley Act of 1999.

35

Section 4.08  Losses and Expenses.

35

ARTICLE V.

SERVICER TO COOPERATE

Section 5.01  Statements to Owner.

37

Section 5.02  Financial Statements; Servicing Facilities.

38

ARTICLE VI.

TERMINATION

Section 6.01  Termination.

38

Section 6.02  Transfer Procedures.

40

ARTICLE VII.

BOOKS AND RECORDS

Section 7.01  Possession of Servicing Files Prior to the related Transfer Date.

41

ARTICLE VIII.

INDEMNIFICATION AND ASSIGNMENT

Section 8.01  Indemnification.

42

Section 8.02  Limitation on Liability of Servicer and Others.

44

Section 8.03  Limitation on Assignment and Resignation by Servicer.

45

Section 8.04  Operation of Indemnities.

46

Section 8.05  Assignment by Owner.

46

Section 8.06  Merger or Consolidation of the Servicer.

46

ARTICLE IX.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

Section 9.01  Organization and Good Standing; Licensing.

47

Section 9.02  Authorization; Binding Obligations.

47

Section 9.03  No Consent Required.

47

Section 9.04  No Violations.

47

Section 9.05  Litigation.

48

Section 9.06  Ownership.

48

Section 9.07  Service Contracts.

48

Section 9.08  Accuracy.

48

ARTICLE X.

REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 10.01  Due Organization and Authority.

48

Section 10.02  Ordinary Course of Business.

49

Section 10.03  No Violation.

49

Section 10.04  Ability to Service.

49

Section 10.05  Ability to Perform.

49

Section 10.06  Litigation.

49

Section 10.07  No Consent Required.

50

ARTICLE XI.

DEFAULT

Section 11.01  Events of Default.

50

Section 11.02  Waiver of Defaults.

52

ARTICLE XII.

CLOSING

Section 12.01  Closing Documents.

52

ARTICLE XIII.

MISCELLANEOUS PROVISIONS

Section 13.01  Notices.

52

Section 13.02  Waivers.

53

Section 13.03  Entire Agreement; Amendment.

54

Section 13.04  Execution; Binding Effect.

54

Section 13.05  Confidentiality of Information.

54

Section 13.06  Headings.

55

Section 13.07  Applicable Law.

55

Section 13.08  Relationship of Parties.

56

Section 13.09  Severability of Provisions.

56

Section 13.10  Recordation of Assignments of Mortgage.

56

Section 13.11  Exhibits.

56

Section 13.12  Counterparts.

56

Section 13.13  No Solicitation.

56

Section 13.14  Cooperation of Servicer with a Reconstitution.

57

Section 13.15  Force Majeure.

59

Section 13.16  WAIVER OF TRIAL BY JURY.

59

Section 13.17  LIMITATION OF DAMAGES.

59

Section 13.18  SUBMISSION TO JURISDICTION; WAIVERS.

59

ARTICLE XIV.

COMPLIANCE WITH REGULATION AB.

Section 14.01  Intent of the Parties; Reasonableness.

60

Section 14.02  Additional Representations and Warranties of the Servicer.

61

Section 14.03  Information to Be Provided by the Servicer.

62

Section 14.04  Servicer Compliance Statement.

65

Section 14.05  Report on Assessment of Compliance and Attestation.

65

Section 14.06  Use of Subservicers and Subcontractors.

67

Section 14.07  Indemnification; Remedies.

67

EXHIBITS

EXHIBIT 1

FORM OF TRIAL BALANCE

EXHIBIT 2

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4

FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6

MORTGAGE LOAN DOCUMENTS

EXHIBIT 7

MORTGAGE LOAN SCHEDULE

EXHIBIT 8

TRANSFER INSTRUCTIONS

EXHIBIT 9A

ELIGIBILITY CRITERIA FOR ALT A FIRST LIEN MORTGAGE LOANS AND ALT A SECOND LIEN CLOSED-END MORTGAGE LOANS

EXHIBIT 9B

ELIGIBILITY CRITERIA FOR SUBPRIME SECOND LIEN MORTGAGE LOANS

EXHIBIT 10

FORM OF LIMITED POWER OF ATTORNEY

EXHIBIT 11

FORM OF OPINION OF COUNSEL TO THE SERVICER FOR RECONSTITUTION

EXHIBIT 12A

TERM SHEET FOR ALT A FIRST LIEN MORTGAGE LOANS AND ALT A SECOND LIEN CLOSED-END MORTGAGE LOANS

EXHIBIT 12B

TERM SHEET FOR SUBPRIME SECOND LIEN MORTGAGE LOANS

EXHIBIT 13

SERVICING PERFORMANCE STANDARDS AND APPROVAL MATRIX

EXHIBIT 14

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 15

FORM OF INDEMNIFICATION AGREEMENT

EXHIBIT 16

FORM OF LIQUIDATION REPORT

EXHIBIT 17

FORM OF MONTHLY REPORTING PACKAGE

EXHIBIT 18

SERVICER RATINGS

EXHIBIT 19

FORM OF POOLING AND SERVICING AGREEMENT

EXHIBIT 20

FORM OF ANNUAL CERTIFICATION

EXHIBIT 21

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

SERVICING AGREEMENT

This Amended and Restated Servicing Agreement (“Servicing Agreement” or “Agreement”) is entered into as of August 5, 2005, as amended and restated to and including January 2, 2007, by and among GMAC MORTGAGE, LLC (formerly known as GMAC Mortgage Corporation), a Delaware limited liability company (the “Servicer”) and DB STRUCTURED PRODUCTS, INC., a Delaware corporation (the “Owner”).

WHEREAS, the Servicer and the Owner entered into that certain Servicing Agreement, dated as of  August 5, 2005 (the “Original Agreement”).

WHEREAS, the Servicer and the Owner desire to enter into this Servicing Agreement in order to amend and restate the Original Agreement in its entirety.

WHEREAS, the Owner has purchased and will purchase in the future conventional, residential, first and second lien mortgage loans (the “Mortgage Loans”); and

WHEREAS, the Servicer regularly services residential mortgage loans and has agreed to service the mortgage loans that become subject to this Agreement and the parties desire to provide the terms and conditions of such servicing by the Servicer.

NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01

Definitions.  The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Mortgage Loan or REO Property, (i) the Fannie Mae Guides, (ii) to the extent not inconsistent with those mortgage servicing practices of mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, exercising the same care in performing those practices that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account (including, compliance with all applicable federal, state and local laws) and (ii) the applicable Servicing Performance Standards and Approval Matrix.

Adjustable Rate Mortgage Loan:   Any Mortgage Loan with respect to which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is subject to adjustment from time to time in accordance with the terms of such Mortgage Note.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Ancillary Income: All income derived from the Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding Servicing Fees and prepayment penalties attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account (to the extent permitted by applicable law), all late charges (except as set forth in Exhibit 12A), escrow account benefits, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees, and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

Appraised Value:  The value of the Mortgaged Property at the time of the Mortgage Loan’s origination as used by the originating lender in underwriting such Mortgage Loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

BPO: A broker price opinion.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Iowa, Connecticut or the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to be closed.

Catastrophic Advance:  A Servicing Advance made in good faith by the Servicer that would not be a Nonrecoverable Advance except for the later occurrence of a catastrophic event (e.g., a natural disaster) that substantially reduces the value of the Mortgaged Property.

Charged-Off Mortgage Loan:  Any Mortgage Loan which is (i) one hundred and eighty (180) or more days delinquent and (ii) in connection with a foreclosure of such Mortgage Loan, there would be insufficient proceeds, determined by the Servicer in its good faith judgment in accordance with Accepted Servicing Practices, to satisfy the sum of (a) the accrued interest thereon at the Mortgage Interest Rate from the interest paid to date to the day of such foreclosure, (b) all outstanding advances, (c) all expenses (including attorneys’ fees) incurred in connection with such foreclosure and (d) $10,000.

Code:  Internal Revenue Code of 1986, as amended.

Commission:  The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

CPI: The Consumer Price Index for All Urban Consumers (CPI-U), United States City Average, All Items (1982-84=100) (the CPI Index), published monthly by the Bureau of Labor Statistics of the US Department of Labor.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 2.06.

Custodial Agreement:  The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

Custodian:  The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

Deboarding Fee:  With respect to each Mortgage Loan, the deboarding fee set forth in the related Term Sheet.

Default:  A Mortgage Loan shall be considered in default when one Monthly Payment is due and unpaid as of the last day of the calendar month in which the Monthly Payment was due.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination Date:  The last calendar day of the month preceding the related Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to any Remittance Date, the calendar month preceding such Remittance Date.

Eligibility Criteria:  The eligibility criteria for residential mortgage loans to be delivered by Owner after the date of this Agreement to be serviced by Servicer under this Agreement, as specified in Exhibit 9A and Exhibit9B, as the same may be amended from time to time with the mutual consent of both parties.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement)or payable on demand:

(i)

direct obligations of, and obligations fully guaranteed as to full and timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America, provided, that such obligations are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac provided, that any such obligation, at the time of purchase or contractual commitment providing for the  purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities rated “AAA;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 10% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in one of its two highest long-term unsecured rating categories;

(vi)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(vii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by each Rating Agency;

(viii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt ratings available for such securities by each Rating Agency provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 2.06.

Escrow Payment:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 11.01.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Fannie Mae:  The Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHA:  The Federal Housing Authority, or any successor thereto.

FHLMC or Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

Fitch:  Fitch, Inc., or its successor in interest.

Forbearance:  Shall have the meaning set forth in Section 2.01.

Foreclosure Commencement:  The delivery of the applicable file to the Servicer’s foreclosure counsel for initiation of foreclosure proceedings.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

HOEPA Loan: A Mortgage Loan subject to the Home Ownership and Equity Protection Act of 1994 (“HOEPA”).

Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Interest Rate Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

Lifetime Rate Cap:  The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder.  The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the most recent ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the Appraised Value and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

LPMI Policy:  A policy of primary mortgage guaranty insurance issued by an insurer pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the state of Delaware, or any successor thereto.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Monthly Remittance Advice:  As described in Section 3.02.

Moody’s:  Moody’s Investors Service, Inc., and any successor thereto.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 6 annexed hereto to the extent received by the Servicer from the prior servicer, sub-servicer or originator, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

Mortgage Loan:  An individual mortgage loan which is the subject of this Agreement, each mortgage loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which mortgage loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents listed on Exhibit 6 attached hereto pertaining to any Mortgage Loan.

Mortgage Loan Schedule: The schedule of Mortgage Loans, provided by the prior Servicer, setting forth, to the extent available, the following information with respect to each Mortgage Loan: (1) the loan seller’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the Transfer Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) Loan to Value Ratio at origination; (8) with respect to First Lien Loans, the LTV at origination and with respect to second lien loans, the CLTV at origination; (9) the Mortgage Interest Rate as of the Transfer Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the Transfer Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the Transfer Date; (16) with respect to Adjustable Rate Mortgage Loans, the first Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) [reserved]; (22) the type of Mortgage Loan (i.e., fixed rate, adjustable rate, first lien, second lien); (23) [reserved]; (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) [reserved]; (26) whether such Mortgage Loan provides for a Prepayment Charge; (27) the Prepayment Charge period of such Mortgage Loan, if applicable; (28) ) a description of the Prepayment Charge, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31)[reserved]; (32) [reserved]; (33)[reserved]; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e. 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a HOEPA Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified; (39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45)[reserved]; (46) a twelve month history for the Mortgage Loan and the number of times thirty, sixty, and ninety days delinquent in the past twelve months; (47) a code indicating the payment status of the Mortgage Loan (i.e. bankruptcy, foreclosure, REO, other litigation; (48)[reserved]; and (49) Forbearance.  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  This information is listed on Exhibit 7 attached hereto.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

New Loan Data File:  With respect to each Mortgage Loan delivered, or caused to be delivered, after the date of this Agreement by Owner to be subserviced by Servicer under this Agreement, the data file produced by Owner or the prior servicer pursuant to the Transfer Instructions, which is used to enable Servicer to set up each Mortgage Loan on its loan servicing system.

Nonrecoverable Advance:  Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate delivered to the Owner.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President or Senior Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner.

Originator:  With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by an insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a principal prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

Qualified Depository:  A depository (a) the accounts of which are insured by the FDIC and (b) the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by each of the Rating Agencies.

Rating Agency:  Any of Fitch or Standard & Poor’s, or their respective successors designated by the Owner.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreements:  As defined in Section 13.14 hereof.

Reconstitution Date:  As defined in Section 13.14 hereof.

Recourse Obligation:  With respect to any Mortgage Loan, any obligation or liability (actual or contingent) of the Servicer or its Affiliates, as applicable (i) for loss of principal incurred in connection with the foreclosure or other disposition of, or other realization or attempt to realize upon the collateral securing such Mortgage Loan (including losses relating to loss mitigation, obtaining deeds in lieu of foreclosure, VA No-Bid Instructions, or VA partial guaranties); (ii) to repurchase such Mortgage Loan in the event that the Mortgagor of such Mortgage Loan has filed for bankruptcy protection, the Mortgaged Property is the subject of foreclosure or other litigation proceedings; or (iii) to repurchase such Mortgage Loan in the event of a delinquency or other payment default thereunder by the related Mortgagor.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2007)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The 5th Business Day of the each month.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  Amounts received by the Servicer in connection with a related REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 2.15.

RESPA:  Real Estate Settlement Procedures Act, as amended from time to time.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002, as amended from time to time.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer Employees:  As defined in Section 2.12 hereof.

Servicer Information: As defined in Section 14.07(a).

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate)s, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property and (e) compliance with the obligations pursuant to the provisions of this Agreement.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the fee the Owner shall pay to the Servicer, as set forth in the related Term Sheet.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Owner, its designee or the Custodian and copies of the Mortgage Loan Documents.

Servicing Performance Standards and Approval Matrix:  The servicing standards set forth on Exhibit 13.

Servicing Rights:  Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

Servicing Transfer Date:  The date on or dates which the physical servicing of the Mortgage Loans is transferred to the Servicer pursuant to this Agreement.

Standard & Poor’s:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Transfer Date after giving effect to payments of principal received on or before such date minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subcontractor: Any vendor, subcontractor or other Person, except for an insurance tracking service, that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

Term Sheet:  The Term Sheet form attached hereto as Exhibit 12A and Exhibit 12B that correspond with Exhibit 9A and Exhibit 9B respectively.

Termination Fee:  With respect to each Mortgage Loan, the termination fee set forth in the related Term Sheet.

Transfer Date:  With respect to each Mortgage Loan, the date Servicer physically assumes its obligations of servicing pursuant to this Agreement.

Transfer Instructions:  The transfer instructions used by the Servicer provided in connection with any given transfer of additional Mortgage Loans for servicing under this Agreement, attached as Exhibit 8.

VA:  The United States Department of Veterans Affairs, or any successor thereto.

VA No-Bid Instruction:  An instruction given by the VA to the effect that the VA will not accept conveyance of the REO Property related to the foreclosure of a Mortgage Loan or when the VA pays all or part of the difference between the net sale proceeds and the total indebtedness on a VA guaranteed loan following the private sale of the property where the proceeds are insufficient to fully payoff the existing Mortgage.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

ARTICLE II.

SERVICING

Section 2.01

Servicer to Act as Servicer.

From and after the date of this Agreement, the Servicer, as an independent contractor, shall service and administer each Mortgage Loan and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement, Accepted Servicing Practices and the Fannie Mae Guides.

From and after the date of this Agreement, Servicer shall assume responsibility under this Agreement to subservice and administer additional Mortgage Loans upon the delivery, in accordance with the Transfer Instructions to the extent reasonably necessary to effect such transfer, of the related New Loan Data File and all related Mortgage Loan documentation by or on behalf of Owner (including deliveries by the applicable prior servicer pursuant to directions by Owner) provided that such new Mortgage Loans meet the Eligibility Criteria then in effect.  The Servicer agrees to cooperate reasonably with the Owner and with any party designated as the prior servicer or subservicer in transferring the servicing to the Servicer.  Owner shall provide or cause to be provided by the applicable prior servicer or subservicer, the New Loan Data File for each Mortgage Loan to Servicer no later than five (5) days before Servicer is expected to perform subservicing on that Mortgage Loan.  Owner shall notify Servicer within two (2) Business Days, in writing, of any changes in the information contained in the New Loan Data File.  Owner agrees to cause the applicable Custodian to provide Servicer, within five (5) Business Days after receipt of Servicer’s request, copies of the Mortgage Note, the Mortgage or any other documents the applicable Custodian maintains for the benefit of the Owner with respect to a Mortgage Loan that Servicer deems reasonably necessary in connection with its performance of the Servicing of said Mortgage Loan.

In servicing and administering the Mortgage Loans, the Servicer shall employ Accepted Servicing Practices except and to the extent that such practices conflict with the requirements of this Agreement.  The Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event that any Mortgage is in Default or, in the judgment of the Servicer, such a Default is reasonably foreseeable, the Servicer, consistent with Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest, ), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, payment plans, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “Forbearance”).  The Servicer’s analysis supporting any Forbearance and the conclusion that any Forbearance meets the standards of this section shall be reflected as appropriate in the Servicer’s records.

Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments and documents necessary to carry out its servicing and administrative duties under this Agreement including but not limited to instruments in connection with foreclosures, satisfaction or cancellation, partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Owner shall furnish the Servicer with a limited power of attorney in the form attached hereto as Exhibit 10 appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.  Owner acknowledges and agrees that a fee of eighteen ($18.00) dollars will be charged to the Owner for each limited power of attorney filed by the Servicer.  Owner agrees to supply Servicer with any other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

The Servicer’s computer system shall clearly reflect the ownership of each Mortgage Loan.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement or at the written direction of the Owner.

With respect to the performance of any service required to be provided for Servicer hereunder, including, without limitation, the obtainment of credit report data, the provision of field or other inspections, the provision of title-related services, and the sale or management of REO properties, the Servicer may obtain such services from an Affiliate if such services are provided on a commercially reasonable basis with respect to the price and quality of such services.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge and the Mortgage Loan, and the waiver of such Prepayment Charge is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Charge in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default) or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law.  Servicer shall notify Owner within two (2) Business Days if Servicer determines that any collection of any Prepayment Charge is limited or prohibited by applicable law.  In no event shall the Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.  If the Servicer waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Servicer, other than as provided above, the Servicer shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the Custodial Account at the time of such prepayment for distribution in accordance with the terms of this Agreement.

Section 2.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as is consistent with Accepted Servicing Practices.  In the event that any payment due under any first lien Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, the Servicer shall cause a Foreclosure Commencement in accordance with Accepted Servicing Practices.  In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).

Servicer shall charge off a second lien Mortgage Loan in accordance with the charge off policy as directed by the Owner.  In the event a second lien Mortgage Loan is not charged-off, Servicer shall proceed with a Foreclosure Commencement on such Mortgage Loan.  As it relates to any Charged-Off Mortgage Loan, should Servicer determine that any amounts charged-off can be recovered, Servicer shall pursue the recovery of such amounts and will be entitled to the recovery fee specified in the related Term Sheet.  As it relates to any Charged-Off Mortgage Loan, Servicer will be reimbursed for all Servicing Advances six months after date on which the second lien Mortgage Loans is charged-off.  Should Servicer determine that any amounts charged-off can be recovered, Servicer shall pursue recovery of such amounts and Servicer will be entitled to the recovery fee specified in the related Term Sheet, from the amounts collected.

If requested by Owner, and provided that a mutually acceptable system access agreement is executed by the parties, the Servicer shall provide the Owner with access to its online mortgage loan servicing data system (the “Data System”) during business hours (generally, Monday through Friday, between 7 a.m. and 9 p.m. EST, and Saturday between 8 a.m. and 2 p.m. EST) with respect to the Mortgage Loans.  Owner shall be responsible for all costs associated with such access.

The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Owner, but only in the name of the Servicer and without reference to the Owner.  Except as otherwise required by law or with the consent of the Owner, under no circumstances shall any such action be taken in the name of, or with any reference to, the Owner.  The Servicer shall provide prior written notice to the Owner if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Owner.  Owner agrees to provide all the documentation, appropriately recorded, if applicable, necessary for Servicer to initiate legal actions in its own name.  Owner agrees to reimburse Servicer for any costs or expenses associated with assigning Mortgage Loans to Servicer or MERS as the case may be.

Notwithstanding anything to the contrary contained herein, (a) all actions must be approved by the Owner relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes and (b) in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected at the Owner’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

Notwithstanding anything to the contrary contained herein, after reviewing the environmental inspection report, the Servicer shall in accordance with Accepted Servicing Practices proceed with respect to the Mortgaged Property; provided, that Servicer may determine in its sole discretion that it will not proceed with a foreclosure or acceptance of a deed in lieu of foreclosure with respect to a Mortgaged Property that has been determined to be contaminated by hazardous or toxic substances or wastes and with respect to which Servicer would be expected to take title in its own name.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof.  In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

With respect to any Mortgage Loan that is collateralized by a Mortgaged Property and the Servicer is not proceeding to liquidation as a result of environmental contamination, the Servicer shall be entitled to be reimbursed for its Servicing Advances from amounts in the Custodial Account pursuant to Section 2.05 hereof.

Section 2.03

Collection of Mortgage Loan Payments.

Following the date of this Agreement until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take reasonable care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the extent that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 2.04

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “GMAC Mortgage, LLC, in trust for DB Structured Products, Inc. re: Fixed and Adjustable Rate Residential Mortgage Loans”.  The Custodial Account shall be established with a Qualified Depository.  Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law and any amounts therein may be invested in Eligible Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer).  The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Eligible Investments.  The amount of any such losses shall be deposited within one (1) Business Day by the Servicer in the Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification or letter agreement shall be furnished to the Owner prior to the initial Transfer Date and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Custodial Account no more than two (2) Business Days following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the applicable Transfer Date:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans;

(iii)

all Liquidation Proceeds and any amount received with respect to REO Property;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in a suspense account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law);

(v)

all Condemnation Proceeds affecting any Mortgaged Property which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 2.16, 3.01, or 4.02;

(vii)

any Prepayment Charges received with respect to any Mortgage Loan; and

(viii)

any amounts required to be deposited by the Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution or any other non-interest benefits shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05 or retain such other benefits, as the case may be.

Section 2.05

Permitted Withdrawals From Custodial Account.

Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Owner in the amounts and in the manner provided Section 3.01;

(ii)

to pay to itself the Servicing Fee (to the extent the Servicer has not retained the Servicing Fee);

(iii)

to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), any accrued but unpaid Servicing Fees, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner;

(iv)

following the liquidation of a Mortgage Loan, to reimburse itself from amounts unrelated to the Mortgage Loan for any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 2.05(iii);

(v)

to reimburse itself for any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

(vi)

to invest funds in Eligible Investments in accordance with Section 2.09;

(vii)

to remove funds inadvertently placed in the Custodial Account in error by the Servicer;

(viii)

to pay itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); and

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (viii) above.  The Servicer shall provide written notification in the form of an Officer’s Certificate to the Owner, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to subclause (v) above.

Section 2.06  Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “GMAC Mortgage, LLC, in trust for Owners of Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors”.  The Escrow Account shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification shall be furnished to the Owner no later than the initial Transfer Date and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement.

The Servicer shall deposit in a suspense account on a daily basis, and retain therein all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The suspense account shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account or a suspense account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Servicer shall pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 2.07  Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.10 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or non-appealable judicial or administrative ruling;

(iv)

for transfer to the Custodial Account in connection with an acquisition of REO Property or application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to clear and terminate the Escrow Account on the termination of this Agreement; and

(viii)

to remove funds inadvertently placed in an Escrow Account in error by the Servicer.

Section 2.08  Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

To the extent that any Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.  With respect to each Mortgage Loan, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the timely payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid penalties and interest and no later than to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien.   Servicer will have the tight to be reimbursed from the Mortgagor for such advances of taxes and delinquency penalties paid by Servicer in connection with the Mortgaged Property.  Servicer may, at Servicer’s discretion and in accordance with applicable law, establish an escrow account for any Mortgagor that fails to pay taxes on the Mortgaged property in a timely manner.  Notwithstanding the foregoing, if the Servicer determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance.  If Servicer fails to make a Servicing Advance with respect to any payment prior to the date on which any late payment penalties or costs related to protecting the lien accrue, except in the case of a Nonrecoverable Advance, the Servicer shall pay any such penalties or costs which accrued.

With respect to each second lien Mortgage Loan, the Servicer shall use reasonable efforts, for the protection of the Owner’s interest, to file (or cause to be filed) of record a request for notice of any action by a known superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder’s equity of redemption.  The Servicer shall also use reasonable efforts to notify any known superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code.  The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such Servicing Advance is in the best interests of the Owner.  The Servicer shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan.  The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the related Cut-off Date, then the Servicer, in its capacity as interim servicer, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

(i)

the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; and

(ii)

the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; and

(iii)

the loan evidencing the refinanced senior lien is not subject to negative amortization.

Section 2.09  Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon obtaining the consent of the Owner, which consent shall not be withheld unreasonably.  The Servicer shall notify the Owner in writing of any such transfer fifteen (15) Business Days prior to such transfer.

The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than one Business Day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized with no right to reimbursement.  If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

All suspense and clearing accounts in which funds relating to the Mortgage Loans are deposited shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder.

Section 2.10  Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each first lien Mortgage Loan, hazard insurance in a amount required pursuant to the Fannie Mae Guides, such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides.

If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements or required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate unpaid principal balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), and (iii) the full replacement value of the improvements which are part of such Mortgaged Property.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and request from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable pursuant to the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in conformance with Servicer’s standard practices; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies (whether forced placed or other insurance policies) are in place with the required coverage and the Servicer shall be solely liable for any losses in the event coverage is not provided.

Pursuant to Section 2.06, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account or held in a suspense account) and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with Accepted Servicing Practices shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

Section 2.11  Maintenance of Blanket Hazard Insurance Coverage.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10.  Notwithstanding the foregoing, the Servicer shall obtain and maintain a blanket insurance policy covering each second lien Mortgage Loan insuring against losses arising from fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guide.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Owner.

Section 2.12  Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies that would meet the requirements of Fannie Mae, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond shall be in the form of the Mortgage Banker’s Blanket Bond and any such Fidelity Bond and Errors and Omissions Insurance Policy shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The Servicer shall maintain minimum coverage amounts under any such Fidelity Bond and Errors and Omissions Insurance Policy acceptable to Fannie Mae and Freddie Mac.  Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner.  The Servicer shall notify the Owner within five (5) Business Days of receipt of notice that such Fidelity Bond and Errors and Omissions Insurance Policy will be, or has been, materially modified or terminated.

Section 2.13  Inspections.

The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved; provided that, if any Mortgage Loan is more than 45 days delinquent, the Servicer shall within ten (10) days inspect the Mortgaged Property and shall conduct subsequent inspections as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved in accordance with Accepted Servicing Practices; provided further that if the Servicer determines that any Mortgage Property is vacant, the Servicer shall within five (5) days inspect the Mortgaged Property and shall conduct subsequent inspections approximately every thirty (30) days, but no more than thirty-five (35) days after the prior inspection, to assure itself that the value of the Mortgaged Property is being preserved in accordance with Accepted Servicing Practices.  The Servicer shall maintain appropriate records of each such inspection.

Section 2.14  Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in a suspense account.

If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 2.15  Charged-Off Mortgage Loans.

The Owner may transfer the servicing from the Servicer without cause to a successor servicer for any Charged-Off Mortgage Loan and shall be liable for (A) all related shipping costs and expenses of transfer (including, but not limited to, costs and expenses associated with (i) preparing, delivering and/or recording assignments, or (ii) effecting beneficiary name changes on Mortgage Loans registered with MERS, each as applicable), (B) amounts due under Section 6.02(b) or (C) any other fees that are out of the ordinary in connection with such servicing transfer; provided, however, that Owner is notified of such fees and approves of fees in writing.  Owner shall not be liable for the Deboarding Fee and Termination Fee of any Charged-Off Mortgage Loan transferred without cause.

Section 2.16  Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or in the event the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such State by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located.  Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

The Servicer shall notify the Owner of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices.  Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 2.15.  If a period longer than one year is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided herein) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.    The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account and shall be separately identified from all other funds deposited or to be deposited in such Custodial Account.  As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances and unpaid Servicing Fees.

The Servicer shall use its commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required in Section 2.10 hereof.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account.  The Servicer shall cause to be deposited on a daily basis within two (2) Business Days of receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

Section 2.17  Permitted Withdrawals with Respect to REO Property.

The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10.  The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 2.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 2.18  Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Owner on or before the 5th Business Day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Owner shall reasonably request.

Section 2.19  Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit, together with the statement furnished pursuant to Section 2.18, to the Owner a liquidation report with respect to such Mortgaged Property in such form substantially similar to Exhibit 16.

Section 2.20  Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 2.21  Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the related Mortgage and Mortgage Note and the requirements of applicable law. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  The Servicer shall promptly upon written request thereof, deliver to the Owner any applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer that a prior adjustment to a Mortgage Interest Rate was not calculated properly, Servicer shall notify Owner within two (2) Business Days of such error.  Upon the discovery by the Servicer or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

Section 2.22  Maintenance of PMI Policies.

With respect to each Mortgage Loan subject to a PMI Policy on the related Transfer Date, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80% or such PMI Policy can no longer be required by applicable law. The Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy or LPMI Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer.  The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.  The Servicer shall be obligated to make premium payments with respect to (i) LPMI Policies, which shall be paid out of the interest portion of the related monthly payment or, if a monthly payment is not made, from the Servicer’s own funds and (ii) PMI Policies required to be maintained by the Mortgagor, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Servicer’s own funds.  Any premium payments made by the Servicer from its own funds pursuant to this Section 2.22 shall be recoverable by the Servicer as a Servicing Advance.

With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the Owner as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Owner to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a LPMI or PMI Policy, or take any other action with respect to such Mortgage Loan, which would result in non-coverage under such Policy of any loss which, but for actions of the Servicer, would have been covered thereunder.  The Servicer shall cooperate with the PMI insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan.  Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account.

ARTICLE III.

PAYMENTS TO OWNER

Section 3.01  Remittances.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner all amounts deposited in the Custodial Account as of the close of business on the related preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05).  Notwithstanding the foregoing, in the event a Mortgage Loan, other than a Mortgage Loan included in a Reconstitution, pays off in full, Servicer shall remit the funds associated with such paid off Mortgage Loan to Owner within five (5) Business Days of its receipt thereof.

With respect to any funds deposited in the Custodial Account after the Business Day following the Business Day on which such deposit was required to be made, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two and a half (2.5) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 3.02  Advances by Servicer.

Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.  The Servicer shall have no obligation to advance principal or interest payments not collected from Mortgagors.

ARTICLE IV.

GENERAL SERVICING PROCEDURES

Section 4.01  Transfers of Mortgaged Property.

The Servicer shall be required to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy or LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable State law, the Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.  The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed and forward to the Custodian the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations.  If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 4.02  Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 3.02, and request the release of any Mortgage Loan Documents from the Owner in accordance with this Section 4.02 hereof.    Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner’s option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

If in connection with a Mortgagor’s payoff or attempted payoff of a Mortgage Loan the Servicer satisfies or releases such Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage, the Servicer shall deposit the amount of any shortfall thereof in the Custodial Account within one (1) Business Day of learning of such satisfaction or release.

If the Servicer (other than as set forth in the immediately preceding paragraph) satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage, and provided that the Mortgagor continues to make all required payments and Servicer is able to reasonably demonstrate that it will be able to cause the amount of the unpaid indebtedness to be reinstated and secured under the related Mortgage, the Servicer shall have thirty (30) days from learning of such satisfaction or release to cure such error before Servicer shall have to deposit such shortfall.

The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy or LPMI Policy, upon request of the Servicer and delivery to the Custodian and the Owner of a servicing receipt signed by a servicing officer, the Custodian and the Owner shall release that portion of the Mortgage Loan Documents held by the Custodian and the Owner to the Servicer.  Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian and the Owner, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a servicing officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a servicing officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner or the Custodian, as applicable, to the Servicer.

Section 4.03  Servicing Compensation.

As consideration for servicing the Mortgage Loans pursuant to this Agreement, the Servicer shall be entitled to retain the applicable Servicing Fee from payments on the Mortgage Loans or to withdraw the applicable Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to Section 2.05 hereof. In addition to the Servicing Fee, the Owner also agrees to pay (when applicable) the various fees and charges indicated in the Term Sheet.  Notwithstanding the foregoing, the Servicer shall have the right to adjust the Monthly Loan Service Fee (as specified in the Term Sheet) as of the first day of each anniversary of the date of this Agreement, and annually thereafter, based on CPI plus one percent (1.0%).

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 4.04  Annual Statement as to Compliance.

The Servicer shall deliver to the Owner, on or before March 15th of each year beginning March 1, 2008, and on the final Transfer Date, an Officer’s Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

Section 4.05  Annual Independent Public Accountants’ Servicing Report.

On or before March 15th of each year beginning March 1, 2008, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the Servicer’s servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement (such statement to have attached thereto a schedule setting forth the agreements covered thereby), and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

On or before March 15th of each year beginning March 1, 2008, the Servicer, at its expense, shall cause  a nationally recognized firm of independent certified public accountants which is a member of the American Institute of Certified Public Accountants to furnish its Statement of Auditing Standards (“SAS”) 70 Report (Report on the Processing of Transactions by Service Organizations) to the Owner that has been prepared by such firm for the Servicer’s mortgage operations.

Section 4.06  Right to Examine Servicer Records.

The Owner shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours or as otherwise acceptable to the Servicer, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances.

The Servicer shall provide to the Owner and any supervisory agents or examiners representing a State or Federal governmental agency having jurisdiction over the Owner, including but not limited to the OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations.  Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable Federal government agency, FDIC, OTS, or any other similar regulations.

Section 4.07  Compliance with Gramm-Leach-Bliley Act of 1999.

With respect to each Mortgage Loan and the related Mortgagor, each party shall as required comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, and shall provide all notices required of the party thereunder.

Section 4.08  Losses and Expenses.

(a)

Subject to Section 4.08(b) and (c) hereof (and except as may otherwise be expressly provided in this Agreement), Owner shall remain responsible, as between Owner and Servicer, for losses related to Owner’s investment in the Servicing Rights or, as applicable, the Mortgage Loans owned by Owner, as distinct from (and which shall not include) costs and expenses related to the performance of the servicing duties delegated to Servicer hereunder, for which Servicer shall be responsible.  Losses of the type referred to above for which Owner shall remain responsible include, but are not limited to:  investor repurchase demands, Recourse Obligations, pool insurance premiums, special hazard insurance premiums, earthquake losses, losses resulting from the absence or inadequacy of hazard insurance or flood insurance for a Mortgaged Property in accordance with Accepted Servicing Practices, foreclosure losses, REO losses, VA No-Bid Instructions, VA partial guaranties, interest shortfalls due to timing of prepayments and liquidations required under the terms of the Fannie Mae Guides, which are in excess of the amounts specified in Section 2.04(ii), Servicing Advances, Nonrecoverable Advances and Catastrophic Advances, including, without limitation, those that may be required in connection with the Servicemembers Civil Relief Act.

(b)

Owner shall reimburse Servicer for the following reimbursable expenses (“Reimbursable Expenses”):  (i) any out-of-pocket expense Servicer incurs with the prior approval of Owner in connection with its servicing and administrative obligations set forth in this Agreement to the extent such expense is not ordinary to the servicing function (but not including salaries, rent and other general operating expenses of Owner normally classified as overhead); (ii) expenses that Owner has expressly agreed to pay or be liable for hereunder; and (iii) expenses incurred in connection with the performance by Servicer at the request of Owner of any activity that is not specifically required to be performed by Servicer under this Agreement and is not reasonably ancillary to any specific requirements of Owner under this Agreement.  Except as otherwise expressly provided in this Agreement, each Party shall pay its own expenses incurred in connection with the preparation of and performance under this Agreement, including, without limitation, its own legal fees and expenses of preparing and delivering the notices, documents, reports, accountings and any other information required of it hereunder.

Out-of-pocket collection expenses incurred by Servicer to and billed by third parties on a monthly basis that will be reimbursed by Owner without approval of Owner include Reimbursable Expenses associated with the following: appraisals (pre- and post-foreclosure), title work, attorney fees (foreclosure, bankruptcy, and other), legal filing fees, inspection fees (interviews, drive-bys, clean out inspections after vacated, professional services such as property surveys, repair inspections, Environmental Protection Agency inspections, etc.), property maintenance (utilities, lawn care, snow removal, securing costs, repairs, winterization, removal of debris, clean-up after vacated), condominium expenses (condo fees, association fees, etc.), insurance (premiums and deductibles), taxes (property, estate, assessments), photographs and, loss drafts,.

(c)

(i)

If applicable, Owner shall be solely responsible for all guaranty fees, credit enhancement fees, custodial fees (and related shipping costs), and trustee fees.

(ii)

Except as otherwise expressly set forth in this Agreement, Servicer shall be solely responsible for the direct and indirect internal and administrative costs associated with its obligations as subservicer of the Mortgage Loans hereunder, said costs to include but not be limited to: personnel, facilities; supplies; mailing and electronic data processing) system expenses, regardless of whether Servicer elects to contract with third party vendors to perform all or any portion of such internal and administrative functions.  Servicer shall pay interest due to Mortgagors on amounts held in tax and insurance escrow accounts in accordance with Accepted Servicing Practices.

ARTICLE V.

SERVICER TO COOPERATE

Section 5.01  Statements to Owner.

During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, including those set forth on Exhibit 17 hereto, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement.  The Owner shall pay the Servicer a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the Servicer customarily supplies the report in connection with Internal Revenue Service, OTS, FDIC or other regulatory agency requirements.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.  Servicer shall deliver all reports in Excel format under this Section 5.01 to Owner via email to DBWholeLoanOps@List.DB.com.

Not later than each Remittance Date, the Servicer shall furnish to the Owner a Monthly Remittance Advice, as of the last day of each month, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date. Such report shall contain but not necessarily be limited to, the following:

(a)

with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(b)

the amount of servicing compensation received by the Servicer during the prior distribution period;

(c)

the aggregate Stated Principal Balance of the Mortgage Loans;

(d)

the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

(e)

the status of the Custodial Account showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Section 2.04 and each category of withdrawal specified in Section 2.05.

In addition, not more than 90 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year (i) an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year and (ii) a listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

The Servicer shall mail, on or before the dates required by law, IRS Form No. 1099 to all parties entitled to receive interest on Escrow Accounts for all periods after the applicable Transfer Date, where applicable, as well as IRS Form No. 1098 to each Mortgagor for all periods after the applicable Transfer Date.  The Servicer shall file all required reporting with the IRS, including, without limitation, IRS Form No. 1041 and IRS Form K-1 where applicable, on or before the dates required by law, for all periods after the applicable Transfer Date.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer.

Section 5.02  Financial Statements; Servicing Facilities.

In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner may make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed five fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by any Consolidated Statement of Operations; provided that this requirement shall not apply for any year in which Servicer’s financial statements are consolidated into those of a corporation subject to the periodic reporting requirements of the Securities Exchange Act of 1934.  The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to members or stockholders of the corporate group that includes the Servicer or to the public at large).  The Servicer shall furnish promptly to the Owner or a prospective purchaser copies of the statements specified above.

The Servicer shall make available to the Owner or any prospective Owner a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VI.

TERMINATION

Section 6.01  Termination.

(a)

This Agreement shall continue in full force and effect for an original term (the “Original Term”) of one (1) year, commencing on the date hereof and ending at the close of business on the eve of the first anniversary of the date hereof, unless sooner terminated either by mutual agreement or otherwise in accordance with this Agreement.  The term of this Agreement automatically shall be extended for successive one (1) year terms (each an “Extension Term”) unless either Party delivers written notice of intent not to extend to the other Party not less than sixty (60) days before the end of (a) the Original Term or (b) any Extension Term.

(b)

The Owner may terminate, at its sole option, the Agreement with respect to some or all of the Mortgage Loans or REO Property, without cause. The Owner shall use its best efforts to provide written notice of such termination to the Servicer by registered mail at least 30 days prior to the effective date of termination; provided that in no event shall the Owner provide such notice less than 20 days prior to the effective date of such termination.  In the event the Owner terminates the Servicer without cause with respect to some or all of the Mortgage Loans, the Owner shall be required to pay to the Servicer the applicable Deboarding Fee and Termination Fee, all related costs and expenses of transfer (including, but not limited to, costs and expenses associated with (i) preparing, delivering and/or recording assignments, or (ii) effecting beneficiary name changes on Mortgage Loans registered with MERS, each as applicable) and amounts due under Section 6.02(b).  Such obligations of the Owner to pay the Deboarding Fee and Termination Fee, all related costs and expenses of transfer (including, but not limited to, costs and expenses of transfer including, but not limited to, costs and expenses associated with (i) preparing, delivering and/or recording assignments, or (ii) effecting beneficiary name changes on Mortgage Loans registered with MERS, each as applicable) and amounts due under Section 6.02(b), upon termination without cause by Owner shall survive removal of Mortgage Loans from the coverage of this agreement as a result of Reconstitution.

(c)

The Owner may terminate the servicing of certain Mortgage Loans without cause due to a one level drop in Servicer’s service rankings or ratings from either Standard & Poors or Fitch.  If Owner notifies Servicer in writing of such termination of certain Mortgage Loans pursuant to this Section 6.01(c) within 90 days of Servicer’s one level drop in rankings or ratings from those ratings listed on Exhibit 18, then Owner shall not be required to pay the Deboarding Fee and Termination Fee as listed on Exhibit 12A or Exhibit 12B, as applicable.  Mortgage Loans serviced by Servicer, or scheduled to be transferred to Servicer for servicing, as of the date of such one level drop are the only loans eligible for termination under this Section 6.01(c).

(d)

Servicer may terminate, at its sole option, the Agreement with respect to some or all of the Mortgage Loans or REO Property, without cause.  Such termination shall not be become effective until the earlier of:  (i)  120 days after the date on which notice of termination is provided by the Servicer in writing and delivered to the Owner by registered mail, or (ii) a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 6.02.  In the event the Servicer terminates the Agreement without cause with respect to some or all of the Mortgage Loans, the Owner shall not be required to pay to the Servicer the applicable Deboarding Fee and Termination Fee and Servicer shall pay all its costs and expenses of transfer; provided, however, that the Servicer shall be entitled to reimbursement of amounts due under Section 6.02(b) hereof.

(e)

Servicer may terminate this Agreement upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 6.02.  In the event the Servicer terminates the Agreement hereunder in the manner provided in Section 6.01(e) with respect to some or all of the Mortgage Loans, the Owner shall not be required to pay to the Servicer the applicable Deboarding Fee and Termination Fee and Servicer shall pay all its costs and expenses of transfer; provided, however, that the Servicer shall be entitled to reimbursement of amounts due under Section 6.02(b) hereof.

Section 6.02  Transfer Procedures.

In the event the Servicer is replaced pursuant to the terms of this Agreement, the Servicer agrees to cooperate reasonably with the Owner and with any party designated as the successor servicer or subservicer in transferring the servicing to such successor servicer.  In addition, the Servicer shall be responsible for notifying the related mortgagors of any transfer of servicing in accordance with the requirements of RESPA and the Cranston Gonzalez National Affordable Housing Act of 1990.  On or before the date upon which servicing is transferred from the Servicer to any successor servicer (the “Transfer Out Date”), the Servicer shall prepare, execute and deliver to the successor servicer any and all documents and other instruments, place in such successor’s possession all Mortgage Loan Documents in the possession of the Servicer which are necessary or appropriate to effect the transfer of servicing, including but not limited to the transfer and endorsement or assignment of the related Mortgage Loans and related documents.  The Servicer shall reasonably cooperate with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder.

On the related Transfer Out Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans.  Except as otherwise provided in this Agreement, on the related Transfer Out Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X and Sections 4.04, 4.05, 4.07, 13.01, 13.05, 13.11, 13.13, 13.14 and 13.15, 13.16, 13.17, 13.18 which shall survive the related Transfer Out Date, shall terminate with respect to such Mortgage Loan.

(a)

Mortgage Loans in Foreclosure.  The servicing with respect to Mortgage Loans in foreclosure on or before the related Transfer Out Date shall not be transferred from the Servicer to the Owner or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Servicer pursuant to the terms of this Agreement.  However, if the Owner so elects, the Owner may waive the provisions of this paragraph (a) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Servicer thereunder.

(b)

Servicing Advances.  The Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Out Date, but only if the servicer after the related Transfer Out Date is not the Servicer or an Affiliate.  In addition, the Owner shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Out Date; provided, that the Owner shall not be liable for any amounts pursuant to this paragraph unless the Servicer has requested reimbursement and delivered appropriate evidence of such reimbursable expense.

ARTICLE VII.

BOOKS AND RECORDS

Section 7.01  Possession of Servicing Files Prior to the related Transfer Date.

Prior to the related Transfer Out Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof.  The Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Owner.  The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner; provided that Servicer may keep copies of any records it deems necessary for compliance with any state or federal record retention requirements or as it deems advisable for use in defending any litigation, action or claim.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the exclusive benefit of the Owner or the assignee of the Owner, as the case may be, as the owner of the related Mortgage Loans.  The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans pursuant to this Agreement.  The Servicer acknowledges that the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested solely in the Owner or the appropriate designee of the Owner, as the case may be.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon demand, evidence of compliance with this Agreement, with all federal, state and local laws, rules and regulations, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13.  To the extent that original documents (other than documents evidencing the Mortgage Loans) are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  With respect to any assignment or transfer made by the Owner pursuant to Section 8.05 of this Agreement, upon receipt of notice of such assignment or transfer, the Servicer shall cause its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred arising following the date of such sale or transfer.  For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan.

ARTICLE VIII.

INDEMNIFICATION AND ASSIGNMENT

Section 8.01  Indemnification.

(a)

The Servicer shall defend and indemnify the Owner, its employees, officers, Affiliates, agents and representatives against any and all assessments, judgments, claims (brought by any Person including, without limitation, any third parties, including any governmental authorities), liabilities, losses, costs, damages or expenses whatsoever (including, without limitation, interest penalties and reasonable attorneys’ fees, expenses and disbursements in connection with any action, suit or proceeding and any such reasonable attorneys’ fees, expenses and disbursements incurred in enforcing any right of indemnification against any indemnitor) (each a “Liability”), sustained by Owner or any of the Persons or entities referenced above resulting from or related to the failure of the Servicer to perform its duties in strict compliance with the terms of this Agreement or the Servicer’s breach of the terms of this Agreement, including any of the Servicer’s representations, warranties, or covenants contained in this Agreement.  The Servicer shall immediately notify the Owner if a claim subject to this Section 8.01(a) is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and with counsel reasonably satisfactory to the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim but failure to so notify the Owner shall not limit its obligations hereunder.  The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner unless such settlement includes an unconditional release of the Owner from all liability that is the subject matter of such claim.

(b)

The Owner shall defend and indemnify the Servicer, its employees, officers, affiliates, agents and representatives (the “Servicer Indemnified Parties”), against any and all Liability that the Servicer Indemnified Parties may sustain which are caused by or result from (directly or indirectly, in whole or in part):

(i)

(A) the Servicer taking any action, or refraining from taking any action, with respect to any Mortgage Loan or REO Property at or in conformity with the express written direction of the Owner or (B) the Servicer taking and initiating any legal actions with respect to any Mortgage Loans and REO Properties or taking title to any REO Properties on behalf of the Owner, in the name of the Servicer or an Affiliate thereof (in each case, unless such action or omission is taken with a standard of care in contravention of any standard of care required under the Agreement and such contravention is the proximate cause of the claim or action);

(ii)

any breach by the Owner of any term of this agreement applicable to Owner;

(iii)

the failure of the Owner or any trustee or custodian in possession of original Mortgage Loan Documents to provide to the Servicer the originals of any Mortgage Loan Documents within a reasonable amount of time after a request for such documents has been received in order to allow the Servicer sufficient time to process satisfactions, payoffs and releases;

(iv)

any act or omission to act of any servicer, sub-servicer, owner or originator of a Mortgage Loan or Mortgaged Property (or any other Person) prior to the Servicing Transfer Date, including, without limitation, any data integrity issue (and any related costs of correcting such issues); provided, however, should the Servicer have actual knowledge of any data integrity error which is likely to materially affect any Mortgage Loan, the Servicer, in consultation with the Owner and at the Owner’s expense, will take reasonable efforts to correct such error;

(v)

a prior servicer’s failure to comply with the Servicer’s Transfer Instructions;

(vi)

advances initially assumed by the Servicer that ultimately are not recoverable from the Mortgagor or other proceeds;

(vii)

a Mortgage Loan being classified as “high cost” under the Home Ownership and Equity Protection Act of 1994; or “high cost”, or “predatory” under any other applicable state, federal or local law; and

(viii)

any Environmental Liability.

The term “Environmental Liability” shall mean any and all claims, losses, damages, liabilities, judgments, penalties, fines, forfeitures, reasonable legal fees and expenses, and any and all related costs and/or expenses of litigation, administrative and/or regulatory agency proceedings, and any other costs, fees and expenses, suffered or incurred by the Servicer or Owner arising out of or resulting from the introduction of environmentally hazardous materials on any Mortgaged Property before and/or after the date of the Servicer’s knowledge thereof, including, without limitation, (a) any liability under or on account of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as the same may be amended from time to time, and/or any other federal or state environmental laws, and specifically including, without limitation, any liability relating to asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification which would, if classified as unusable, be included in the foregoing definition, including the assertion of any lien thereunder, (b) claims brought by third parties for loss or damage incurred or sustained subsequent to the date hereof, and (c) liability with respect to any other matter affecting the Mortgaged Property within the jurisdiction of the federal Environmental Protection Agency or state environmental regulatory agencies pursuant to any state laws, and in the regulations adopted pursuant to any of said laws; provided, however, that the indemnity for Environmental Liability shall not be effective with respect to any liability caused by the Servicer that would otherwise be imposed by reason of the Servicer’s willful misfeasance or bad faith in the performance of or failure to perform its duties hereunder.

The Owner shall not be required to indemnify, or otherwise be liable to, the Servicer or those referenced above, however, for any Liability which the Servicer is required to indemnify for pursuant to Section 8.01(a) above.  The foregoing indemnification obligations of the Owner shall survive termination of this Agreement or removal of some or all of the Mortgage Loans from the coverage of this Agreement, including removal due to Reconstitution.

The provisions of this Section 8.01 shall survive termination of this Agreement.

Section 8.02  Limitation on Liability of Servicer and Others.

(a)

Notwithstanding Section 8.01, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, for its own negligent actions, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action except when such expenses, costs and liabilities are subject to the Servicer’s indemnification under Section 8.01.

(b)

Notwithstanding Section 8.01, the Servicer shall not be required to indemnify, or otherwise be liable to, the Owner or those referenced above for any Liability which the Owner is required to indemnify for pursuant to Section 8.01(b) above.

Section 8.03  Limitation on Assignment and Resignation by Servicer.

The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Servicer shall not (a) assign this Agreement or the servicing hereunder or delegate its rights hereunder or any portion thereof  without the prior written consent of the Owner, which consent shall not be unreasonably withheld; provided that the Servicer may assign this Agreement to an Affiliate controlled by GMAC LLC and capable of performing all of the Servicer’s obligations (including all mortgage loans serviced by the Servicer in addition to the Mortgage Loans subject to this Agreement) so long as (i) such Affiliate is a Fannie Mae and Freddie Mac approved servicer (ii) if it is intended that such Affiliate be spun off to the shareholders of the Servicer, such Affiliate have a GAAP net worth of at least $20,000,000 (iii) such Affiliate shall deliver to the Owner a certification pursuant to which such affiliate shall agree to be bound by the terms and conditions of this Agreement and shall certify that such Affiliate is a Fannie Mae and Freddie Mac approved servicer in good standing and (iv) such Affiliate has a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.

Notwithstanding the foregoing, the Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement and that the Servicer shall remain liable to the Owner for such parties.

Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without the prior written consent of the Owner (other than to an Affiliate as permitted by this Section 8.03) or sell or otherwise dispose of all or substantially all of its property or assets without prior ninety (90) days’ written notice to the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01 hereof, without any payment of any penalty or damages (including the applicable De-Boarding Fee) and without any liability whatsoever to the Servicer or any third party.

Except as provided for in Section 6.01 of this Agreement, the Servicer shall not resign from the obligations and duties hereby imposed on it.

Section 8.04  Operation of Indemnities.

If any Person has made any indemnity payments to any other Person pursuant to this Article VIII and such other Person thereafter collects any of such amounts from others, such other Person will repay such amounts collected, together with any interest collected thereon.  The provisions of this Article VIII shall survive any termination of this Agreement, the liquidation of any Mortgage Loan, or the transfer or assignment by the Owner to another Person of any Mortgage Loan or REO Property or any interest in any Mortgage Loan or REO Property.

Section 8.05  Assignment by Owner.

No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  The Owner shall have the right, in its sole discretion, to assign its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any Person to exercise any rights of the Owner hereunder; provided that  Owner and such Person execute a mutually agreeable assignment and assumption Agreement and such agreement is delivered to the Servicer.

Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans and the Owner as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption (except that Articles VI, VIII, IX and X and Sections 13.01, 13.05, 13.14, 13.15, 13.16, 13.17, and 13.18 shall survive such transfer).  All references to the Owner in this Agreement shall be deemed to include its permitted assignee or designee.

Section 8.06  Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of its organization except as permitted herein, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in servicing of mortgage loans, (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing, and (iv) have a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.

ARTICLE IX.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

As of the date of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

Section 9.01  Organization and Good Standing; Licensing.

The Owner is a corporation duly organized and validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

Section 9.02  Authorization; Binding Obligations.

The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

Section 9.03  No Consent Required.

The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

Section 9.04  No Violations.

The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner’s ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

Section 9.05  Litigation.

Except as previously disclosed to the Servicer, no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

Section 9.06  Ownership.

With respect to each Mortgage Loan, Owner is the owner of all right, title, and interest in and to the Mortgage Loan (and the Servicing Rights appurtenant thereto).  Each Mortgage Loan is a valid and collectible obligation of the respective Mortgagor; and no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994.

Section 9.07  Service Contracts.

The Owner shall reimburse the Servicer for any costs or expenses incurred to transfer tax service contracts and flood service contracts or to obtain contracts that are not existing or transferable to the Servicer.

Section 9.08  Accuracy.

To the Owner’s knowledge, the information provided in the Mortgage Loan Schedule is, in the aggregate, true and correct in all material respects as of the Servicing Transfer Date.

ARTICLE X.

REPRESENTATIONS AND WARRANTIES OF SERVICER

As of the date of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

Section 10.01  Due Organization and Authority.

The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement.  The Servicer has full power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.  This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

Section 10.02  Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

Section 10.03

No Violation.

The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer, except for violations that will not adversely affect the Servicer’s ability to perform its obligations under this Agreement, organizational documents of the Servicer, or constitute a material breach of any mortgage, indenture, contract or to any agreement or instrument to which the Servicer is a party or by which the Servicer may be bound or by which it or its assets is or are bound or may be bound, or constitute a default or result in an acceleration under any of the forgoing.

Section 10.04  Ability to Service.

The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and is a HUD approved mortgagee pursuant to Section 2.03 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae, Freddie Mac or HUD.

Section 10.05

Ability to Perform.

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

Either (i) each Mortgagor has been properly notified with a welcome letter from the Servicer with respect to the Servicer’s servicing of the related Mortgage Loan in accordance with the Cranston Gonzalez National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act or (ii) such notification is not required.

Section 10.06  Litigation.

There are no actions or proceedings pending or, to the Servicer’s knowledge, threatened with respect to the Servicer before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement, (C) that might prohibit or materially and adverse affect the execution, delivery, validity or enforceability, or the performance by the Servicer of its obligations under, this Agreement or (D) which are reasonably likely to have a material adverse effect on the financial condition of the Servicer.

Section 10.07  No Consent Required.

The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made.  No licenses or approvals obtained by the Servicer have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation.

ARTICLE XI.

DEFAULT

Section 11.01  Events of Default.

The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

(a)

any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Days after written notice thereof; or

(b)

the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the “Notice Date”); or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(e)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located which failure continues unremidied for a period of thirty (30) days after receiving actual notice of such failure and such failure has a material and adverse effect on the Servicer’s ability to perform its obligations under the Agreement; or

(g)

the Servicer ceases to be approved by either Fannie Mae or Freddie Mac (to the extent such entities are then operating in a capacity similar to that in which they operate on the date of this Agreement) as a mortgage loan servicer; or

(h)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

(i)

the servicer rankings or ratings of Servicer are downgraded two or more levels below the levels listed on Exhibit 18 by Standard & Poors or Fitch.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have under Section 8.01(a) and at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  In the event of such Event of Default by the Servicer, and Termination of this Agreement as a result thereof, no Deboarding Fee and Termination Fee shall be due from Owner and all Servicing Transfer Costs shall be paid by the Servicer upon presentation of reasonable documentation of such costs.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or accomplish all other acts or things reasonably necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense.  The Servicer agrees to cooperate reasonably with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.  The Servicer shall be entitled to reimbursement of all Servicing Advances from the successor servicer and, to the extent the Servicer is not reimbursed for such Servicing Advances by such successor servicer, the Owner shall reimburse the Servicer for any reimbursable outstanding amounts with respect to such Servicing Advances thirty (30) days after the Transfer Out Date.

Section 11.02  Waiver of Defaults.

The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XII.

CLOSING

Section 12.01  Closing Documents.

The Closing Documents for the Mortgage Loans to be serviced hereunder shall consist of fully executed originals of the following documents:

1.

this Agreement (to be executed and delivered only as of the date of this Agreement);

2.

with respect to the date hereof a custodial account letter agreement or a custodial account certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

3.

with respect to the date hereof an escrow account letter agreement or an escrow account certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto; and

4.

with respect to the date hereof, fifty (50) original limited powers of attorney in the form of Exhibit 10.

ARTICLE XIII.

MISCELLANEOUS PROVISIONS

Section 13.01  Notices.

All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

(a)

If to Owner to:

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention:  Whole Loan Operations

Email: DBWholeLoanOps@List.DB.com

With a Copy to:

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Robert Lopena

Telecopier: (212) 797-5150

(b)

If to Servicer:

GMAC Mortgage, LLC

100 Witmer Road

Horsham, PA  19044

Attention: Senior Vice President, Enterprise Servicing Group

Telecopier No:  (215) 682 1300

With a Copy to:

GMAC Mortgage, LLC

3451 Hammond Ave.

Waterloo, IA  50702-5345

Attention: General Manager

Telecopier No: (319) 236-5175

With a Copy to:

GMAC Mortgage, LLC

100 Witmer Road

Horsham, PA  19044

Attention: General Counsel

Telecopier No:  (215) 682-1467

Section 13.02

Waivers.

The Servicer or the Owner may, by written notice to the others:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

(b)

Waive or modify performance of any of the obligations of the others hereunder.

The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 13.03  Entire Agreement; Amendment.

This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans.  This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

Section 13.04  Execution; Binding Effect.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Sections 8.03 and 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective permitted successors and assigns.

Section 13.05  Confidentiality of Information.

The Servicer and the Owner each agree that any information and documents that are furnished for the purposes of performing under this Agreement or that are produced or are otherwise furnished to or come to the attention of either party are proprietary and shall be used only for the purposes of this Agreement.  This information includes the terms of this Agreement, technical specifications and operating manuals, services and information concerning current, future, or proposed products and services and combinations of products and services; product and services descriptions; financial information; information related to mergers or acquisitions; passwords and security procedures; computer programs, loan servicing systems, software, and software documentation; customer and/or prospective client lists, mortgage loan files, and all other information relating in any way to the customer and/or prospective client; printouts; records; policies, practices and procedures; and any or all other information, data or materials relating to the business, trade secrets and technology of either party, its customers, clients, employees, business affairs, affiliates, subsidiaries and the affiliates of its parent organization (all of the foregoing collectively referred to as “Confidential Information”).

Each party shall maintain the Confidential Information of the other in confidence using the same care and discretion to avoid disclosure of Confidential Information as it uses to protect its own confidential information that it does not want disclosed, but in no event less than a reasonable standard of care.  Each party specifically agrees that it will not use non-public personal information about the mortgagors in any manner prohibited by the Gramm-Leach-Bliley Act. Each party further agrees to (a) restrict disclosure of Confidential Information of the disclosing party solely to persons who need to know the Confidential Information to perform under this Agreement, (b) not to disclose any Confidential Information to any third party other than legal counsel, accountants and auditors without written approval of the disclosing party, and (c) inform those third parties and other persons who receive Confidential Information other than legal counsel, accountants and auditors of its confidential nature and obtain their agreement to abide by the obligations set forth herein.

The obligations imposed under this Agreement shall not apply to Confidential Information that is (a) made public by the party whose Confidential Information is disclosed, (b) generally available to the public other than by a breach of this Agreement by the receiving party, its employees or agents, or (c) rightfully received from a third person to receiving party’s knowledge having the legal right to disclose the Confidential Information free of any obligation of confidence, nor shall the section be deemed to prohibit any disclosure by a party that is necessary or appropriate in such party’s work with legal counsel, accountants, auditors, regulators or as required by applicable law or regulation.  In the event that the receiving party, or any of such party’s agents or employees, becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil or criminal investigative demand or similar process) to disclose any Confidential Information of the disclosing party, such receiving party shall, if permissible, provide prompt prior notice to the disclosing party so that it may seek a protective order or other appropriate remedy.  In the event that such protective order or other remedy is not obtained, or that the disclosing party waives compliance with the provisions of this section the receiving party will furnish only that portion of the Confidential Information which in the judgment of its counsel is legally required and will exercise reasonable efforts to obtain assurances that confidential treatment will be accorded the Confidential Information.

Each party acknowledges and agrees that any breach or threatened breach of any of the provisions of this section by the other party will result in immediate and irreparable harm and that any remedies at law in such event will be inadequate.  The parties agree that such breaches, whether threatened or actual, will give the disclosing party the right to obtain injunctive relief to restrain such disclosure or use.  This right shall, however, be in addition to and not in lieu of any other remedies at law or in equity.

Upon termination of the Agreement, all copies of the Confidential Information will either be destroyed or returned to the disclosing party promptly upon such party’s written request.  Each party agrees that it will not retain any copy, summary or extract of the Confidential Information or any related work papers on any storage medium whatsoever, except that each party may retain one copy of the Confidential Information if required for compliance or regulatory purposes. Notwithstanding anything to the contrary contained herein, Servicer shall in no event have any obligation hereunder to destroy Mortgage Loan files or any documents related thereto.

Section 13.06  Headings.

Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 13.07  Applicable Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

Section 13.08  Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties.  The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Owner.  The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

Section 13.09  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 13.10  Recordation of Assignments of Mortgage.

If assignments and mortgages are required to be recorded, such recordation shall be effected by the Owner or the Owner’s designee at its expense.

Section 13.11  Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

Section 13.12  Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 13.13  No Solicitation.

From and after the date hereof, the Servicer, any Affiliate of the Servicer, or any independent contractors on the Servicer’s behalf, personally, by telephone or mail, shall not solicit the Mortgagors for purposes of prepayment or refinance or modification of the Mortgage Loans, except as otherwise provided herein or provide information to any other entity to solicit the refinancing of any Mortgage Loan, in whole or in part, without the prior written consent of the Owner.  Nothing in this Section 13.13 shall prohibit the Servicer from generalized advertising, including on its website, monthly account statements which are not targeted exclusively at the Mortgagors, or VRU (i.e. voice response unit) recorded communications or otherwise engaging in a program directed to the general public at large to encourage or recommend mortgage loan products and other products and services provided by the Servicer or such Affiliate or from taking applications for refinance from Mortgagors as a result therefrom.

Section 13.14  Cooperation of Servicer with a Reconstitution.

The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, the Owner may effect either:

1.

one or more Whole Loan Transfers;

2.

one or more Securitization Transactions.

The Servicer and the Owner acknowledge and agree that the Owner is not obligated hereunder to offer the Servicer the opportunity to act as servicer in any Reconstitution.  In connection with Securitization Transactions in which the Servicer, at the Owner’s sole discretion, shall act as the servicer in a Securitization Transaction, the Servicer shall execute an assignment, assumption and recognition agreement in the form of Exhibit 14 and an indemnification agreement in the form of Exhibit 15, or Pooling and Servicing Agreement in the form of Exhibit 19 as applicable.  In connection with the sale of Mortgage Loans by the Owner in a Whole Loan Transfer, the Seller and the Owner shall enter into a side letter whereby the Servicer shall agree to make distributions and provide reports to the purchaser of such Mortgage Loans pursuant to the terms of such letter.

The Servicer shall cooperate with the Owner in connection with any Whole Loan Transfer or Securitization Transaction contemplated by the Owner pursuant to this Section 13.14, provided, however, that under no circumstances and in no event shall such cooperation include any act of the Servicer or any event affecting the Servicer which would materially increase the Servicer’s liabilities or obligations beyond those liabilities and obligations contained in this Agreement (except as otherwise set forth in this Section 13.14).

In connection with any Reconstitution in which the Servicer, at the Owner’s sole discretion, shall act as the servicer in the Reconstitution, the Owner shall deliver any agreement (the “Reconstitution Agreement”) or other document related to the Whole Loan Transfer or Pass- Through Transfer to the Servicer at least ten (10) days prior to such Whole Loan Transfer or Securitization Transaction.  Such Reconstitution Agreement may, in the Owner’s discretion, contain contractual provisions not set forth in this Agreement, including, but not limited to, (i) customary certificate payment delays, (ii) servicer advance requirements for the advancing of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable), (iii) servicer obligations to pay compensating interest for prepayment interest shortfalls (to the extent of the monthly servicing fee payable to the servicer), (iv) representations and warranties (dated as of the Reconstitution Date) of the Servicer conforming in all material respects to the representations and warranties in this Agreement, and (v) such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other provisions that conform to secondary market standards for mortgage-backed securities backed by mortgage loans similar to the Mortgage Loans or as may be required by one or more Rating Agencies. The Servicer shall promptly review such Reconstitution Agreement and/or related documents, and provided that such Reconstitution Agreement contains servicing provisions substantially similar to those herein or otherwise acceptable to the Servicer in its sole discretion, shall execute such Reconstitution Agreement and/or related documents.  The Owner hereby agrees to pay the Servicer a one-time fee not to exceed $10,000 for reasonable expenses incurred by the Servicer that relate to reviewing and commenting on the Reconstitution Agreement for such Initial Whole Loan Transfer or Securitization Transaction.  Any cooperation from the Servicer in connection with any Whole Loan Transfer or Securitization Transaction contemplated by this Section shall include delivery of a legal opinion relating to the Servicer substantially similar to that attached hereto as Exhibit 11, the furnishing of information for use in an offering document for such Securitization Transaction, conforming to market standards for Securitization Transactions of this type, relating to the Servicer and its servicing practices and portfolio (the “Servicer Information”).

In the event that the Servicer is not the master servicer, servicer or sub-servicer with respect to a Reconstitution, any and all reasonable costs, fees and expenses incurred by Servicer in connection with the foregoing shall be reimbursed by Owner after receipt of an invoice therefor.

In addition, with respect to each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by the Owner, the Servicer agrees:

(a)

to cooperate fully with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

(b)

to deliver to the Owner and to any Person designated by the Owner, at the Owner’s expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer as shall be reasonably requested by the Owner;

(c)

to negotiate and execute one or more custodial agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization;

(d)

to transfer the servicing rights to the Owner or its designee in the event of a termination of the Servicer pursuant to Section 6.01(b), (c), (d) or Section 11.01;

(e)

in the event that the Owner appoints a credit risk manager in connection with a Securitization Transaction, to execute a credit risk management agreement and provide reports and information reasonably required by the credit risk manager; and

(f)

to deliver to the Owner such information, reports, letters and certifications as are required pursuant to Article XIV and to indemnify the Owner and its affiliates as set forth in Article XIV.

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

Section 13.15  Force Majeure.

A Party will not be responsible for delays or failures in performance of its obligations under this Agreement resulting from acts of God, strikes, riots, acts of war, terrorism, earthquakes or other similar events.  A Party excused from performance pursuant to this Section shall exercise reasonable efforts to continue to perform its obligations hereunder and shall thereafter continue with reasonable due diligence and good faith to remedy its inability to so perform, except that nothing herein shall obligate either Party to settle a strike or labor dispute when it does not wish to do so.

Section 13.16  WAIVER OF TRIAL BY JURY.

THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.17  LIMITATION OF DAMAGES.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

Section 13.18  SUBMISSION TO JURISDICTION; WAIVERS.

The Servicer hereby irrevocably and unconditionally:

(a)

SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

ARTICLE XIV.

COMPLIANCE WITH REGULATION AB.

Section 14.01  Intent of the Parties; Reasonableness.

The Owner and the Servicer acknowledge and agree that the purpose of Article XIV of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.  In the event of any conflict between Article XIV and any other term or provision in this Agreement, the provisions of Article XIV shall control.

Notwithstanding anything to the contrary in this Agreement, the Servicer shall be under no obligation to provide information that the Owner or any Depositor deems required under Regulation AB if (i) Servicer does not believe that such information is required under Regulation AB and (ii) Servicer is not providing such information for its own securitizations unless the Owner or the related Depositor pays all reasonable costs incurred by Servicer in connection with the preparation and delivery of such information and Servicer is given reasonable time to establish the necessary systems and procedures to produce such information.

The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner’s reasonable judgment, to comply with Regulation AB.

Section 14.02  Additional Representations and Warranties of the Servicer.

(a)

The Servicer hereby represents to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 14.03 that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Securitization Transaction for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Securitization Transaction; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 14.03, the Servicer shall, as soon as reasonably practicable but in no event more than ten (10) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 14.03  Information to Be Provided by the Servicer.

In connection with any Securitization Transaction the Servicer shall to the extent not previously provided (i) as soon as reasonably practicable but in no event more than ten (10) Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

(a)

[reserved]

(b)

[reserved]

(c)

If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Servicer”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)  the Servicer’s form of organization;

(B)  a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Securitization Transactions; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)  whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)  the extent of outsourcing the Servicer utilizes;

(3)  whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)  whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)  such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)  a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Securitization Transaction for mortgage loans of a type similar to the Mortgage Loans;

(D)  information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Securitization Transaction;

(E)  information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)  a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)  a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H)  information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

(I)  a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

(J)  a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(d)

For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Securitization Transaction, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer’s entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement or any Securitization Transaction and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Securitization Transaction by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with the Depositor’s reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding any pool asset changes (such as, additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation AB).

(g)

The Servicer shall provide to the Owner, any Master Servicer and any Depositor, upon request evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, publicly available financial information and reports, and such other information reasonably related to the Servicer’s or such Subservicer’s performance hereunder.

Section 14.04  Servicer Compliance Statement.

On or before March 15th of each calendar year, commencing in 2008, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Securitization Transaction during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Securitization Transaction in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 14.05  Report on Assessment of Compliance and Attestation.

(a)

On or before March 15th of each calendar year, commencing in 2008, the Servicer shall:

(i)

deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year (which shall include any services performed by an insurance tracking service on Servicer’s behalf), as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the “Applicable Servicing Criteria” specified on Exhibit 21 hereto;

(ii)

deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 14.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and, to the extent required of such Subservicer or Subcontractor under Item 1123 of Regulation AB, an annual compliance certificate as and when provided by Section 12.04, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)

deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit 20.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  No certification under clause (a)(iv) above is required to be delivered unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 14.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 21 hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 14.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 14.06.

Section 14.06  Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Securitization Transaction unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Securitization Transaction unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a)

It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 14.02, 14.03(c), (e), (f) and (g), 14.04, 14.05 and 14.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 14.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 14.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 14.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 14.05 as and when required to be delivered.

(b)

The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

(c)

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 14.05 and 14.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 14.05, in each case as and when required to be delivered.

Section 14.07  Indemnification; Remedies.

(a)

[Reserved];

(b)

(i)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XIV, or any breach by the Servicer of a representation or warranty set forth in Section 14.02(a) or in a writing furnished pursuant to Section 14.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 14.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Securitization Transaction, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Securitization Transaction without payment (notwithstanding anything in this Agreement or any applicable Securitization Transaction to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer, in accordance with the related securitization agreement, reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Securitization Transaction expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 14.04 or 14.05, including (except as provided in the following paragraph) any failure by the Servicer to identify pursuant to Section 14.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (without regard to any cure period specified in Section 11.01 of the Agreement) shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Securitization Transaction, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Securitization Transaction without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Securitization Transaction expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.  Notwithstanding the fact that the occurrence of an event specified in this clause (ii) shall automatically constitute an Event of Default under the Agreement, the Owner, Master Servicer or any Depositor shall give notice of such termination to the Servicer; provided, that the failure to give notice immediately upon the occurrence of such Event of Default shall not constitute a waiver thereof or impair the Owner’s, any Master Servicer’s or any Depositor’s right to terminate the Servicer.

None of the Owner, any Master Servicer, nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

(iii)

The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

DB STRUCTURED PRODUCTS, INC.

   (Owner)

By:	/s/ Hyung Peak
Name:	Hyung Peak
Title:	Managing Director

By:	/s/ Adam Yarnold
Name:	Adam Yarnold
Title:	Managing Director

GMAC MORTGAGE, LLC
(Servicer)

By:	/s/ Wesley B. Howland
Name:	Wesley B. Howland
Title:	Vice President

EXHIBIT 1

TRIAL BALANCE

Field	Description	BO Field
SELLER_NAME	Name of Seller (available from "Seller Management" module under "Code" field, required field)	NA
ME_AS_OF_DATE	Cut off date of report (required field)	Data data as-of
INV_NUMBER	Investor Number	Investor Acct No - Prim
SERVICER_ID	Servicer loan number	Account Number
SELLER_LOANID	Seller loan number (required field)	Account Number Previous
LNAME	Last name of borrower	Primary Borrower Name
FNAME	First name of borrower	Primary Borrower Name
DATE_TRADE_FUND	Date of loan's funding with DBSP, i.e. date that DBSP bought the loan from the seller	NA
INTEREST_RATE	Gross interest rate on loan as of end of month being reported	Interest Rate
PRIN_INT_PYMT	P&I on loan as of end of month being reported	Payment P&I Current
LIEN	Lien of the loan	1st/2nd Product Indicator
IO_FLAG1	Optional: Y/N flag for Interest-Only loans (where applicable)	NA on MS
BEG_UPB_ACT	Beginning actual balance	Bal Prin Orig = Original Loan Balance Bal Prin Purchase = Balance at Transfer
BEG_UPB_SCH	Beginning scheduled balance	NA in BO
END_UPB_ACT	Ending actual balance	Bal Prin
END_UPB_SCH	Ending scheduled balance	NA in BO
PAID_THRU_DATE	Paid through date of the loan (required field)	Date Interest Collected To
NEXT_DUE_DATE	Next due date at end of month being reported (required field)	Date Payment Due (Next)
DAYS_DELQ	Days delinquent at end of month being reported	Days Delq
PIF_DATE	Payoff date (required field)	Date Payoff Trans Posted
PRIN_AMT_ACT	Actual collected principal remitted to DBSP	Net Principal Transactions
PRIN_AMT_SCH	Scheduled principal remitted to DBSP	NA in BO
CURTAILMENT	Curtailment remitted to DBSP (required field)	Net Curtailment Transactions
INT_AMT_ACT	Actual collected interest remitted to DBSP	Net Interest Transactions
INT_AMT_SCH	Scheduled interest remitted to DBSP	NA in BO
PREPAY_PENALTY_AMT	PPP remitted to DBSP	Net PPP Transactions
SERVICE_FEE_SCH	Service fee charged per loan for the month being reported on a scheduled pool	NA in BO
SERVICE_FEE_ACT	Service fee charged per loan for the month being reported on a actual pool	NA in BO
STATUS

Status of loan as of end of month being reported; "BKCY" =loan is in bankruptcy (chapter given by "BKCY_CHAPTER" field; "FBRE" = loan is on a forbearance plan; "FCLS" = loan 'is in foreclousre; "REO" = loan is in REO (required field)

Default Scenario 2
BKCY_CHAPTER	Bankruptcy chapter filed	Bankrupcty Code Trans to Chapter
BKCY_START_DATE	Bankruptcy start date	Date Bkr Filed
FCLS_START_DATE	Foreclosure start date	Date Fcl Frst Task Complt
REO_TRANSFER_DATE	REO transfer date	??
MISC_ADJ1	Loan level breakdown of any miscellaneous adjustment	??
COMMENT1	Comment describing nature of misc_adj1	??
NON_CASH_MISC_ADJ1	Loan level breakdown of any non cash miscellaneous adjustment	??
COMMENT1	Comment describing nature of non cash misc_adj1	??
MISC_ADJ2	Loan level breakdown of any miscellaneous adjustment	??
COMMENT2	Comment describing nature of misc_adj2	??
NON_CASH_MISC_ADJ2	Loan level breakdown of any non cash miscellaneous adjustment	??
COMMENT2	Comment describing nature of non cash misc_adj1	??
TOT_REMIT	Loan level total amount remitted to DBSP	??

EXHIBIT 2

CUSTODIAL ACCOUNT CERTIFICATION

_______ __, 2007

The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.06 of the Amended and Restated Servicing Agreement, dated as of August 5, 2005, as amended and restated to and including January 2, 2007, Fixed and Adjustable Rate Mortgage Loans.

Title of Account:

[__________________] in trust for “[                              ], Fixed and Adjustable Rate Residential Mortgage Loans.”

Account Number:

______________________________

Address of office or branch

of the Servicer at

which Account is maintained:

______________________________

[___________________________]
Servicer

By:
Name:
Title:
Date:

EXHIBIT 3

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 2007

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Amended and Restated Servicing Agreement, dated as of [                ], 2007, Fixed and Adjustable Rate Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.06 of the Agreement, to be designated “[___________________________], as servicer, in trust for [                                         ]” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[___________________________]

Servicer

By:

_________________________

Name:

_________________________

Title:

_________________________

Date:

_________________________

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

________________________________

Depository

By:

_________________________

Name:

_________________________

Title:

_________________________

Date:

_________________________

EXHIBIT 4

ESCROW ACCOUNT CERTIFICATION

_________ ___, 2007

________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.08 of the Amended and Restated Servicing Agreement, dated as of August 5, 2005, as amended and restates to and including January 2, 2007, Fixed and Adjustable Rate Residential Mortgage Loans.

Title of Account:

“[___________________________], in trust for Owners of Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors.”

Account Number:

_________________________

Address of office or branch

of the Servicer at

which Account is maintained:

_________________________

________________________________

________________________________

________________________________

[___________________________]

Servicer

By:

_________________________

Name:

_________________________

Title:

_________________________

EXHIBIT 5

ESCROW ACCOUNT LETTER AGREEMENT

_______ ___, 2004

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Amended and Restated Servicing Agreement, dated as of [        ], 2007, Fixed and Adjustable Rate B/C Residential Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.08 of the Agreement, to be designated as “[___________________________], in trust for the Owners of Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

[___________________________]
Servicer

By:
Name:
Title:
Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

_________________________
Depository

By:
Name:
Title:
Date:

EXHIBIT 6

MORTGAGE LOAN DOCUMENTS

The following documents shall generally constitute the Mortgage Loan Documents with respect to each Mortgage Loan, it being understood that the Owner shall deliver copies of all such documents in its possession or under its control, and shall use all reasonable efforts to obtain and deliver to the Servicer any such documents not in its possession or under its control:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer.  To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the loan seller that state law so allows.  If the Mortgage Loan was acquired by the loan seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”;

(b)

the original of any guarantee executed in connection with the Mortgage Note;

(c)

the original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the loan seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Transfer Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the loan seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the loan seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the loan seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(d)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(e)

the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Owner.  If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the loan seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the loan seller while doing business under another name, the Assignment of Mortgage must be by “[Seller], formerly known as [previous name]”;

(f)

the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Originator to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the loan seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the loan seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the loan seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(g)

The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

(h)

original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the loan seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, on or prior to the Transfer Date because of a delay caused by the public recording office, the loan seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer’s Certificate of the loan seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the loan seller; and

(i)

security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

The following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage Loan:

(a)

The original hazard insurance policy and, if required by law, flood insurance policy.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

(e)

Verification of acceptable evidence of source and amount of downpayment.

(f)

Credit report on the Mortgagor.

(g)

Residential appraisal report, if available.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, if any.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(k)

All required disclosure statements.

(l)

If available, termite report, structural engineer’s report, water potability and septic certification.

(m)

Sales contract, if applicable.

(n)

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

(o)

Amortization schedule, if applicable.

EXHIBIT 7

MORTGAGE LOAN SCHEDULE

EXHIBIT 8

TRANSFER INSTRUCTIONS

I TRANSMISSION OF DATA 4

II AUTOMATED (TAPE TO TAPE) TRANSFERS 5

III SEMI-AUTOMATED TRANSFERS- ELECTRONIC DATA FILES 7

I SEMI-AUTOMATED 8

IV GENERAL REQUIREMENTS 11

TRANSFER OF RECORDS

11

A) INFORMATION REQUIRED FOR EACH ACCOUNT

11

B) ASSIGNMENT OF GMAC MORTGAGE LOAN NUMBERS

11

C) SUSPENSE BALANCES

11

D) CORPORATE ADVANCE BALANCES

11

E) INTEREST ON ESCROW REQUIREMENTS

11

F) YEAR-END REPORTING

11

G) BUYDOWN REQUIREMENTS

12

H) GRADUATED PAYMENT

12

I) INTEREST IN ADVANCE

12

J) ACCRUED LATE CHARGE REQUIREMENTS

12

K) ODD PAYMENT DUE DATES IN SELLER LOAN NUMBER

13

L) ESCROW ANALYSIS

13

M) SECOND MORTGAGES

13

N) RETENTION OF SUPPORTING DOCUMENTATION

13

O) MULTIPLE CO-BORROWERS

13

P) SOLDIERS’ AND SAILORS’ CIVIL RELIEF ACT OF 1940 (SSCRA)

14

Q) DAILY SIMPLE INTEREST

14

R) DEFERRED INTEREST BALANCES

14

S) UNCOLLECTED INTEREST

14

T) DATE OF FIRST DELINQUENCY

14

U) BIWEEKLY LOANS

14

V) HOEPA and HIGH COST LOANS

15

V MISCELLANEOUS 15

Mortgagor Payments

15

Check deliveries to Purchaser

15

Correspondence Received After Transfer

15

VI CUSTOMER NOTIFICATION 16

VII FILE SHIPMENT REQUIREMENTS 21

VIII MERS 22

IX INVESTOR INFORMATION 22

X TAX REQUIREMENTS 23

XI HAZARD/FLOOD INSURANCE REQUIREMENTS 26

XII LOSS DRAFTS / ESCROW HOLDBACK 28

XIII PMI/MI REQUIREMENTS 29

XIV LIFE, A&H, DISABILITY INSURANCE 31

Optional Insurance

31

XV DEFAULT REQUIREMENTS 32

A) Delinquency Reports

32

B) Collection  - Contact and Collection histories

32

C) Foreclosure

32

D) Bankruptcy

32

E) Loss Mitigation

33

F) REO

34

XVI ASSUMPTIONS, NAME CHANGES AND PARTIAL RELEASES 34

XVII PAID-IN-FULLS 35

XVIII DISHONORED AND MISAPPLIED PAYMENTS 36

XIX ARM REQUIREMENTS 36

ATTACHMENT 1 – PAYMENT ENCLOSURE SHEET 38

ATTACHMENT 2 – INFORMATION ENCLOSURE SHEET 39

ATTACHMENT 3 – PAYOFF ENCLOSURE SHEET 40

ATTACHMENT 4 ELECTRONIC DATA FILE FOR SEMI-AUTOMATED TRANSFERS 41

ATTACHMENT 5 – HAZARD CLAIM INFORMATION 42

ATTACHMENT 6 - FILE LABELS 44

ATTACHMENT 7 - DELINQUENCY INFORMATION – ELECTRONIC FORMAT 45

ATTACHMENT 8 – NEW JERSEY REQUEST FORM 46

*if applicable

I TRANSMISSION OF DATA

To meet GLBA guidelines and provide a secure method of transferring customer information, GMAC Mortgage, LLC (”GMACM”) requires one of the following forms of data transmission.  This includes the transmission of test and conversion data files (WILMA), trial balances, loan histories, and any other reports which contain customer specific data (e.g., name, address, loan number, SSN, etc.).

1.

FTP Transmission with encryption (approx. 3 weeks to implement) – GMACM requires the following information to implement this process:  contact name, email address, phone number and the name or IP address of the source computer.

Delivery Notification Method:  Send an email regarding the FTP transmission to: LSU_shared@gmacm.com  Such notification shall include the number of loans in the transmission.  Email subject line format: Transfer Date, Company Name, # of loans (e.g., 6/1/04, ABC Mortgage, 100 loans)

2.

Email with encrypted attachment (less than 1 week to implement) – GMACM recommends PGP-encryption which combines strong (128-bit) encryption and digital signatures for secure attachments.  PGP Corporation offers several products for PGP encryption. ‘PGP Personal Desktop’ product is a low cost version that will work for data transmission to GMACM.  The following is a web site link to that product: http://www.pgp.com/products/desktop/personal/features.html

GMACM will assist you in any way to implement this product.  If you are unable to attain a license, we will supply a temporary license for you.

Delivery Method:  Email files to:  GMACM_Transfers@gmacm.com.   Email subject line format: Transfer Date, Company Name, # of loans (e.g., 6/1/04, ABC Mortgage, 100 loans)

3.

Password protected CD-ROM delivered to GMACM.  Password to be provided to GMACM via email or telephone.

Delivery Method:  Ship via overnight express (e.g., FedEx) the CD-ROM to:

GMAC Mortgage, LLC

Attn: Sales & Acquisitions

3451 Hammond Avenue

Waterloo, IA 50702

*if applicable

II AUTOMATED (TAPE TO TAPE) TRANSFERS

Conversion Test Tape(s)

Upon request, Servicer shall provide GMACM conversion tapes or cartridges in Servicer’s tape format (in Servicer’s loan number order to include only the transfer portfolio) to be received within 3 Business Days of request, and send to:

DLS Tape Unit

Attn: Fiserv

AIM Number 199-3070

701 Market Street

Philadelphia, PA  19106-7899

1.

Conversion Test Tape(s) or Cartridge(s) should include master file, pool master, security holder name and address, security holders, ARM loan information, and automatic payment information.

2.

Send completed transmittal form (provided under separate cover), trial balance and data dictionary to Fiserv within 3 Business Days of request.

3.

Fax or email a copy of the transmittal to:

Kim Jensen, Loan Set Up

319-236-4633 (fax)

kim_jensen@gmacm.com

4.

Ship the following documentation to:

Kim Jensen, Loan Set Up

GMAC Mortgage, LLC

3451 Hammond Avenue

 Waterloo, IA 50702

•

Hazard Payee Listing (one numeric and one alpha) of only the payees involved in the transfer portfolio to include hazard payee number, payee name and address.

•

Tax Payee Listing (one numeric and one alpha) of only the payees involved in the transfer portfolio to include tax payee number, payee name, address and tax installment due dates.

•

PMI Payee Listing (one numeric and one alpha) of only the payees involved in the transfer portfolio to include PMI payee number, payee name, address.

•

Data Dictionary to include information on occupancy codes, property type descriptions, bankruptcy codes, foreclosure codes, etc.

Final Conversion Tape

1.

Servicer shall provide a magnetic final conversion tape or cartridge to include all mortgage loan servicing data as of the transfer Cutoff Date no later than two (2) Business Days after the Transfer Cutoff Date (Saturday Express delivery may be required).  Questions concerning conversion tape requirements should be directed to:  Kim Jensen, Loan Set Up at 319/236-5421.

2.

The following documentation must be submitted two (2) business days after Transfer Cutoff Date via fax (319/236-4633 Attention: S&A Coordinator) or email as an encrypted attachment:

•

One copy of detailed trial balance for total portfolio providing total number of loans, total outstanding principal balance, total P&I, total T&I, total suspense, total A&H, total payment amount and total escrow balances, total accrued late charges, total corporate advance balances, total uncollected interest (daily simple interest loans), total deferred interest (e.g., capitalized interest), and total buydown balance.

 *if applicable

III SEMI-AUTOMATED TRANSFERS – ELECTRONIC DATA FILES

For any portfolio determined to be a semi-automated conversion process, Servicer will provide the following for each loan included in the manual transfer.  See Section I Transmission of Data for delivery options.

A)

Electronic Data Files

1.

Servicer will provide a test file of the WILMA Layout (see Attachment 4 - Electronic Data File) no later than 30 days prior to the Transfer Date.  Fields should be populated with value, dollar, zero or blank.  Do not use NA.  Within 48 hours of receipt, GMACM will review the file and advise Servicer of any problems.  GMACM may request the Servicer to transmit additional information.

2.

Within 1 Business Day after the Transfer Date, Servicer shall provide a final conversion file (data as of Transfer Cutoff Date) of the WILMA Layout. Within 24 hours of receipt, GMACM will review the file and advise Servicer of any problems.  GMACM may request the Servicer to transmit additional information.

a.

The conversion file shall include all loans funded by the investor.  Any loans which were paid in full prior to the Transfer Date should reflect a zero principal balance and the date of payoff should be noted.

b.

The conversion file shall include an identifier for prime and sub-prime loans.

B)

Trial Balance

3.

The following documentation must be submitted two (2) business days after Transfer Cutoff Date via fax (319-236-4633 Attention: S&A Coordinator) or email as an encrypted attachment:

•

One copy of detailed trial balance for total portfolio providing total number of loans, total outstanding principal balance, total P&I, total T&I, total suspense, total A&H, total payment amount and total escrow balances, total accrued late charges, total corporate advance balances, total uncollected interest (daily simple interest loans), total deferred interest (e.g., capitalized interest), and total buydown balance.

Semi-Automated Transfers (continued)

C)

Mortgage Loan Files

1.

Servicer shall deliver to GMACM all Mortgage Loan Files involved in the Semi-Automated Transfer.  Files will contain, but not be limited to, the documents identified below (as applicable) which are critical for boarding the loans to GMACM’s system:

•

Legal Description (Exhibit A) / Tax Contract (copy)

•

Homeowner authorization if NY or NJ

•

Note (or copy) with riders

•

Buydown agreement/rider

•

Unrecorded Mortgage/Deed of Trust with riders (recorded if available)

•

Funding Letter/First Payment Letter

•

RESPA/Escrow Account Disclosure

•

HUD-1 Settlement Statement – final

•

Loan Application Form 1003 (initial and final signed application)

•

Appraisal/PSAR (with all attachments)

•

Certificate of Flood Zone Rating

•

Evidence of Insurance

•

Applicable Mortgage Insurance: PMI commitment, FHA MIC, VA LGC

•

PMI Disclosure statement

•

Tax Certification

•

System master file record

•

Payment history

D)

File Shipment Requirements - Refer to Section VII

I SEMI - AUTOMATED

Seller will provide the following for each loan included in the transfer:

E)

Electronic Data File Transmission

1.

To meet GLBA guidelines and provide a secure method of transferring customer information, GMACM requires one of the following forms of data file transmission:

a.

FTP Transmission with encryption (approx. 3 weeks to implement) – GMACM requires the following information to implement this process:  contact name, email address, phone number and the name or IP address of the source computer.

i)

Send an email notification regarding the FTP transmission to: LSU_shared@gmacm.com  Such notification shall include the number of loans in the transmission.

b.

Email with encrypted attachment (less than 1 week to implement) – GMACM recommends PGP-encryption which combines strong (128-bit) encryption and digital signatures for secure attachments.  PGP Corporation offers several products for PGP encryption. ‘PGP Personal Desktop’ product is a low cost version that will work for data transmission to GMACM.  The following is a web site link to that product: http://www.pgp.com/products/desktop/personal/features.html

GMACM will assist you in any way to implement this product.  If you are unable to attain a license, we will supply a temporary license for you.

i)

Email files shall be delivered to:  GMACM_Transfers@gmacm.com

c.

Password protected CD-ROM delivered to GMACM via overnight express.

i)

Send the CD-ROM to the following address:

GMAC Mortgage, LLC

Attn: Doris Gilber

3451 Hammond Avenue

Waterloo, IA 50702

F)

Electronic Data Files

1.

Servicer will provide a test file of the WILMA Layout (see Attachment 9 - Electronic Data File) no later than 30 days prior to the Transfer Date.  Fields should be populated with value, dollar, zero or blank.  Do not use NA.  Within 48 hours of receipt, GMACM will review the file and advise Servicer of any problems.  GMACM may request the Servicer to transmit additional information.

2.

Within 1 business day after the Transfer Date, Servicer shall provide a final conversion file (data as of Transfer Cutoff Date) of the WILMA Layout. Within 24 hours of receipt, GMACM will review the file and advise Servicer of any problems.  GMACM may request the Servicer to transmit additional information.

c.

The conversion file shall include all loans funded by the investor.  Any loans which were paid in full prior to the Transfer Date should reflect a zero principal balance and the date of payoff should be noted.

G)

Servicing Files

2.

Seller shall deliver to GMACM a servicing file for each loan in the Manual Transfer.  Files will contain, but not be limited to, the documents identified below (as applicable) which are critical for boarding the loans to GMACM’s system:

•

Legal Description (Exhibit A) / Tax Contract (copy)

•

Homeowner authorization if NY or NJ

•

Copy of Note with all riders

•

Interest Only Addendum

•

Buydown agreement/rider

•

Copy of recorded Mortgage/Deed of Trust with riders (if recorded copy is not available; provide copy of unrecorded document)

•

Funding Letter/First Payment Letter

•

RESPA/Escrow Account Disclosure

•

HUD-1 Settlement Statement – final

•

Loan Application Form 1003 (initial and final signed application)

•

Appraisal/PSAR (with all attachments)

•

Certificate of Flood Zone Rating

•

Evidence of Insurance

•

Applicable Mortgage Insurance: PMI commitment, FHA MIC, VA LGC

•

PMI Disclosure statement

•

Tax Certification

•

System master file record

•

Payment history from origination to current year-to-date

2.

Please refer to Section V for information on file labels and shipping.

IV GENERAL REQUIREMENTS

TRANSFER OF RECORDS

Servicer shall deliver to GMACM all documents, files, reports, and similar items.  Any documents transferred from Servicer to GMACM at any time in connection herewith shall include the Servicer loan number and be grouped based on type of material, e.g. insurance, tax, customer service.

All reports and information as detailed within these Transfer Instructions, must be received by GMACM within 3 Business Days after the Transfer Date unless otherwise designated.

A)

INFORMATION REQUIRED FOR EACH ACCOUNT

1.

One (1) copy of mortgage histories from origination to current year-to-date on CD-ROM (If CPI - please provide the Customer Account Activity Statements - Report P45C and Loan History )

a)

Must include release transaction, with principal balance removed and interest on escrow posted

2.

Provide transaction code cross-reference list to interpret payment history transactions

3.

One (1) CD-ROM copy of most recent escrow analysis for each account, if applicable.

4.

On-line note activity to be provided on CD-ROM for each loan.

B)

ASSIGNMENT OF GMACM LOAN NUMBERS

1.

GMACM will assign loan numbers and provide Seller a cross-reference list for identification of mail received after the transfer date.

C)

SUSPENSE BALANCES

1.

For all loans with suspense balances, Servicer shall provide a report identifying the reason funds were placed in suspense (e.g., payment plan – ½ payment, bankruptcy, etc.).  If CPI, please provide CPI-5XS report with code definitions.

D)

CORPORATE ADVANCE BALANCES

1.

For all loans with corporate advance balances, Servicer shall provide a report identifying the reason for the advance.  Documentation supporting the advance shall be included in the applicable servicing file.

E)

INTEREST ON ESCROW REQUIREMENTS

1.

Servicer will be responsible for posting all accrued interest due on escrow accounts prior to the Transfer Date.

F)

YEAR-END REPORTING

1.

Servicer will report to the IRS and provide to Mortgagors all 1098 &1099 forms required reflecting interest paid by Mortgagors and interest on escrow paid to Mortgagors for the period the Servicer physically serviced the Mortgage loans.

G)

BUYDOWN REQUIREMENTS

* if applicable

1.

List of loans in the transfer with buydown subsidy to include the following:

a)

Loan number

b)

Original loan amount

c)

First payment due date

d)

Next buydown payment change due date

e)

Current monthly buydown payment amount

f)

Remaining buydown funds balance

g)

Indicate whether Lender funded, Builder funded, or Present Value

2.

Servicer to provide a copy of each Buydown Schedule, Buydown Agreement and HUD1 in the servicing file.

3.

All Buydown balances must be fully funded and, at the time of transfer, the balance must be equal to the calculated balance of the buydown subsidy as detailed in each buydown schedule.

H)

GRADUATED PAYMENT

*if applicable

1.

For all active GPM loans or GPM loans which reflect a deferred interest balance, Servicer shall provide listing in loan number order, to include, but not be limited to the following for each account:

a)

Loan number

b)

Current payment amount

c)

Next effective payment change date

d)

Payment amount effective with next change date

e)

Deferred interest balance

I)

INTEREST IN ADVANCE

*if applicable

1.

Listing in loan number order of all interest in advance loans involved in the transfer to include, but not be limited to the following for each account:

a)

Loan number

b)

Customer name

J)

ACCRUED LATE CHARGE REQUIREMENTS

1.

Listing in loan number order of all unpaid/accrued late charges for loans involved in the transfer to include the following for each account:

General Requirements (continued)

a)

Loan number

b)

Customer name

c)

Total unpaid/accrued late charges

K)

ODD PAYMENT DUE DATES IN SERVICER LOAN NUMBER, if applicable, detailing the following for each account:

1.

Servicer loan number

2.

Borrower name

3.

Monthly payment due date

L)

ESCROW ANALYSIS

1.

Servicer shall complete escrow analysis on all accounts being due according to Servicer’s analysis schedule.

2.

Servicer shall stop payment on any stale escrow refund checks, and deposit the funds to the customers’ escrow accounts prior to the Transfer Date.  Servicer shall provide GMACM a list of these loans to include the loan number, amount of refund, and the date of deposit.

M)

SECOND MORTGAGES

1.

For each second mortgage included in the transfer, Servicer is to notify the holder of the first mortgage of the servicing transfer.  Copies of such notifications are to be provided to GMACM.

2.

Servicer to provide a listing of these loans to include: name, address and phone number of the mortgage company that services the first mortgage.

N)

RETENTION OF SUPPORTING DOCUMENTATION

1.

Subsequent to the Transfer Date, Servicer will provide GMACM, upon request, payment histories, canceled checks, vouchers, bills and other pertinent documents within five business days of written request by GMACM to assist GMACM in disputes with outside agencies, other than the titleholder or attorney (e.g. taxing authorities, PMI companies, hazard insurance companies, etc.).  In those situations involving attorneys or disputes with the customer, Servicer will provide requested information within 48 hours of written request.

O)

MULTIPLE CO-BORROWERS

1.

For each loan with multiple co-borrowers (more than a primary and one co-borrower) Servicer shall provide a listing, in Excel format, to contain the following information:

a)

GMACM loan number

b)

Servicer loan number

General Requirements (continued)

c)

Co -borrower names

d)

Social Security numbers

P)

SOLDIERS’ AND SAILORS’ CIVIL RELIEF ACT OF 1940 (SSCRA)

1.

Servicer shall provide a listing of all SSCRA loans in loan number order, in Excel format on diskette, to include the following:

a)

If subsidized,  provide Soldier and Sailor subsidy with subsidy start date, payment subsidy amount and full P&I amount  -OR-

b)

If interest rate reduced to 6%, provide start date

b)

Copy of government work order

c)

Copies of Note and Loan Application

d)

Payment schedule showing full funding to date of shortage

2.

Servicer must file claims to the applicable agency for reimbursement of funds expensed during the time they serviced the loan.

Q)

DAILY SIMPLE INTEREST

1.

Servicer shall provide a listing of all daily simple interest loans and the interest calculation method (e.g., 360, 365).

R)

DEFERRED INTEREST BALANCES

1.

Servicer shall provide a listing of loans with deferred interest balances to include the amount of the deferred interest.  Documentation supporting the deferred interest shall be included in the applicable default/servicing file

S)

UNCOLLECTED INTEREST

1.

Servicer shall provide a listing of daily simple interest loans with the interest due amount.

T)

DATE OF FIRST DELINQUENCY

1.

To comply with FACTA section 312(d) and FCRA section 623(a)5, Servicer will provide a listing of loans which have had a legal action filed as of the Transfer Date (e.g., Bankruptcy, Foreclosure, Loss Mitigation) to include the status and the first date of delinquency for each loan.

U)

BIWEEKLY LOANS

1.

Servicer shall provide a listing in Excel spreadsheet format of all biweekly loans 15 days prior to Transfer Date and 2 business days after the Transfer Date to include the following:

•

Servicer loan number

•

Customer name

•

Payment due date

•

First payment date (MM/DD/YYYY)

•

Maturity date (MM/DD/YYYY)

•

Payment amount

V)

HOEPA and HIGH COST LOANS

1.

Servicer shall provide a listing of all HOEPA/High Cost loans.

V MISCELLANEOUS

A)

Post transfer, all customer payments, checks, correspondence, bills, documents, etc. forwarded to GMACM shall include GMACM’s loan number.  GMACM shall provide a cross-reference file (Excel format) to Servicer.

B)

Mortgagor Payments   Prior to the Transfer Date, all payments received by Servicer will be properly applied by Servicer to the account of the related Mortgage. Customer Payments received by Servicer subsequent to the Transfer Date should be forwarded to GMACM on a daily basis by overnight delivery for the 60 Days. Upon expiration of 60 Days, Servicer will return payments to the customers with an explanation and provide a copy to GMACM.  Customer payments should indicate receipt date by Servicer, as well as Servicer’s and GMACM’s loan number on the upper portion of each check.

C)

Check deliveries to GMACM  All checks shall be clearly identified with Servicer's and GMACM’s loan number, be properly endorsed to GMACM without Recourse, and handled as follows (please refer to the PAID-IN-FULL section for procedures for forwarding paid-in-full checks):

1.

Purpose of check should be identified and grouped accordingly (e.g. tax refund, payoff, loss draft, etc.)

2.

Servicer shall utilize Attachment 1 to provide detail for all payments forwarded to GMACM subsequent to Transfer Date.

3.

Checks shall be securely bundled in the same order as listed on Attachment 1.

D)

Correspondence Received After Transfer

1.

All correspondence, insurance renewals, cancellation notices, customer inquiries, etc. received by Servicer after transfer should be grouped accordingly and identified with the Servicer's and GMACM’s loan number and forwarded (by overnight delivery) on a daily basis for a period of thirty (30) Days after the Transfer Date.

2.

On expiration of the 30 Day period following the Transfer Date all correspondence described in D) 1 above is to be sent by regular mail on the next Business Day following receipt of the correspondence by Servicer, except that any such materials received by Servicer which reasonably require expedited handling to protect the security, the Investor's interest, or the reasonable needs or the obligations of GMACM as servicer, then all such materials will be sent by overnight delivery.

3.

Servicer shall utilize Attachment 2 to submit information to GMACM subsequent to Transfer Date.

E)

Return Mail  Servicer will attempt to work through all return mail and forward any corrections to GMACM (e.g. envelope with forwarding address information received on returned “Goodbye” letter).

VI CUSTOMER NOTIFICATION

A)

Servicer will notify all Mortgagors advising them of the occurrence of the transfer and when and where to make payments on and after the Transfer Date.  The letter affecting such notification shall be subject to review and approval by GMACM prior to mailing to Mortgagors.  Such mailing shall occur on a mutually agreeable date no later than 15 Days prior to the Transfer.

B)

To assist in an efficient conversion process, the customers, and all individuals involved should be aware of the following:

1.

GMACM will provide each Mortgagor with a new loan number and will provide a payment coupon as soon as the loans are set up on our system. Please advise customers to remit future payments to the address listed below, until they begin receiving payment coupons from GMACM:

GMAC Mortgage, LLC

Attn:  Payment Processing

PO Box 780

Waterloo, IA  50704-0780

2.

GMACM will provide the customer an annual Mortgage statement reflecting interest collected and escrow disbursements made for the period of time GMACM services their loan. GMACM will also be responsible for IRS reporting for the period of time that GMACM services the loan.

3.

GMACM does not collect Condo association dues with the monthly payment. If condominiums are included in this transfer and you presently collect association fees, the Mortgagor should be advised to pay those fees directly to the association after transfer.

4.

GMACM provides the following toll-free Customer Care number for customer inquiries:  1-800-766-4622.  Customer Care hours are: Monday through Friday 7 a.m. to 9 p.m. CT; and Saturday 9 a.m. to 1 p.m. CT.

5.

Servicer shall issue a Short Year Annual Escrow Account Statement to a customer with an escrow account within 60 days of the Transfer Date as stated in the Federal Register Vol. 59, No. 206 Rules and Regulations 53897.

6.

Servicer shall advise the customer whether or not their optional insurance coverage is transferable.  For loans with which optional insurance coverage has been determined as not convertible, Servicer should advise customers their options to continue such coverage.

7.

GMACM offers an automatic payment option and would like to continue providing this service to the customers without interruption.  As a result, the good-bye letter will need to reflect this information to the customer.

Customers should be advised to forward written inquiries to the following address:

GMAC Mortgage, LLC

Attn:  Customer Care

PO Box 4622

Waterloo, IA  50704-4622

Sample copy of Customer Notification Letter

[Mailing Date]

[Customer Name]

[2nd Customer Name]

[Mailing Street Address]

[Mailing City State and Zip Code]

RE: ACCOUNT NUMBER

[Selling Company Account Number]

PROPERTY ADDRESS

[Property Address]

[Property City State and Zip Code]

DEAR [Customer Name] AND [2nd Customer Name]:

We wish to advise you the servicing rights for your mortgage account referenced above have been transferred.  Effective [Transfer Date,] GMAC Mortgage, LLC (“GMACM”) will be your new servicer.  The original terms and conditions of your mortgage account will remain the same and this transfer will have no effect on them.

Effective [Transfer Date], please direct payments to GMACM.  Payments will be applied to your account by [Selling Company] if received prior to [Transfer Date], or forwarded to GMACM if received after [Cutoff Date].

If you have an escrow account, we will send you, within 45 days, an escrow history statement reflecting escrow deposits, disbursements and balances for the period of time we serviced your account since your last escrow analysis.  The transferring escrow balance with our company as of [Cutoff Date], will be reflected on this statement.  We will also provide an Annual Loan Statement at year-end reflecting all transactions for the period of time we serviced your account in [2007]. GMACM will provide their own statement for the time they serviced your account in [2007].

If you currently have automatic withdrawal from your financial institution, this service will be transferred to GMACM.  If this service is unable to be transferred, you will receive a letter under separate cover providing further direction.

If you are currently making your mortgage payment through a third party entity (e.g., government allotment, biweekly, or bill-pay service), please take the necessary steps to advise them of your new account number and change the payee to GMACM.  In the event of a payment change, it is your responsibility to notify the third party of the new payment amount.

If you have taken advantage of any of our optional insurance plans or optional products, this service will be transferred to GMACM.  If any of these plans or products are not transferable, you will receive a letter under separate cover providing further direction.

You should also be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the account servicing, a loan payment received by your old servicer before its due date may not be treated by the new account servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights.  If you send a qualified written request to your account servicer concerning the servicing of your account, your servicer must provide you with a written acknowledgment within 20 business days of receipt of your request.  A qualified written request is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request.

Not later than 60 business days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute.  During this 60-day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request.  However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.

A business day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.

Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that section.  You should seek legal advice if you believe your rights have been violated.

GMACM will be contacting you to acknowledge this transfer and provide you with their payment coupons.  If you have not received these coupons before your next payment is due, please write your [Selling Company] account number on your check and send your payment to the following address:

GMAC Mortgage, LLC

Attn: Payment Processing

PO Box 780

Waterloo IA 50704-0780

Future inquiries regarding the servicing of your account should be directed to GMACM Customer Care at 1-800-766-4622, Monday-Friday, 7:00 a.m.-9:00 p.m., CT, and Saturday, 9:00 a.m.-1:00 p.m., CT.  Please utilize the following address for written inquiries: GMAC Mortgage, LLC, Attention: Customer Care, PO Box 4622, Waterloo, IA 50704-4622.

It has been our pleasure to service your mortgage account.  We wish you a successful relationship with GMACM.  If you have any questions regarding the transfer, please call Customer Care at 1-800-XXX-XXXX.

Sincerely,

[Selling Company]

VII FILE SHIPMENT REQUIREMENTS

SERVICING FILE SHIPMENT

A)

Servicer is responsible for shipping Servicing Files to GMACM’s office for receipt no later than 2 Business Days after Transfer Date.   Servicer will arrange for inside delivery of files being transferred and shall perform the following for each applicable shipment:

1.

Files should be labeled as follows:

a)

Servicer shall create bar-coded labels and affix them to the files.  See Attachment 6 for instructions.

2.

Servicer shall use a standard box size (15”L x 12”W x 10” H) with double wall construction and separate lids.  Please ensure boxes are in good condition.

3.

Arrange files in Servicer’s loan number order.

4.

The box number should be identified on the exterior of each box, and boxes numbered 1 of 15, 2 of 15, etc.

5.

To avoid damage in transport, and to allow easy retrieval of files, boxes should be full, but not bulging.   Each box should weigh between 30-35 pounds.

6.

Prepare a master listing of the contents of all boxes.  Include one copy of the master listing in Box 1 of the file shipment and forward one copy via email or on diskette (in Excel format) to GMACM.

7.

Notification should be provided to GMACM of the number and arrangement of boxes being shipped, departure date, and time with a 24 hour notice prior to shipment arrival.

.

B)

Mortgage Loan/Legal Files should be shipped to:

Kenwood Records Management

Attn: David Waytenick, c/o GMACM

3700 J Street SW

Cedar Rapids, IA  52404

Delivery Hours:  8 am – 4 pm CT

VIII MERS

A)

Provide GMACM with appropriate data at Transfer Date (in Electronic Data File)

1.

MERS min number

2.

Identification of a MOM (MERS as Original Mortgagee) loan

3.

MERS registered flag

4.

MERS quality review flag

B)

MERS org numbers are as follows:

1.

1000375 – GMACM should be listed as servicer.

C)

Servicer shall complete the transfer of servicing rights to GMACM.

D)

Servicer is responsible for all transfer fees associated with MERS.

IX INVESTOR INFORMATION

A)

Servicer shall provide a listing of pool insured loans with carrier identified.

B)

Servicer to forward investor information for current reporting activity as detailed below:

Report	Investor Time Frame	Details of Expectations
Loan Level Trial Balance – Transfer portfolio only	2 days after Transfer Date	Principal balance, escrow balances, PI constant, TI constant, current due date, etc.
Delinquent/Prepaid reports - sent by Diskette	5 days after Transfer Date	Loan number, Principal Balance, PI constant, Loan Rate, Pass Thru Rate, Due Date per payment
Test of Expected report - S/A, S/S - sent by Diskette	5 days after Transfer Date	Cash reconciliation in correlation to funds movement, include remittance amount due investor
Curtailments	5 days after Transfer Date	Loan number, curtailment amount, current due date.
Loans Removed (payoffs)	5 days after Transfer Date	Loan number, principal balance at loan removal (payoff), date of loan removal, interest charged to customer at loan removal.

FAX TO:

Attn:  (S&A Contact), Sales and Acquisitions Dept. (319/236-4633)

EXPRESS

GMAC MORTGAGE, LLC

ADDRESS:

Attn: (S&A Contact), Sales and Acquisitions Dept.

3451 Hammond Avenue

Waterloo, IA  50702

C)

Cash Movement

1.

Remittance of principal and interest collections (Prepaids less delinquents) – (S/A or S/S only)

Schedule/Schedule and Schedule/Actual should be based on a test of expected (form will be provided if Seller requests). Test of expected figures should be wired according to the Agreement, less remittance due with 5 business days of transfer.

Actual/Actual funds will not be forwarded to GMACM.

2.

Remittance drafts - Data on diskette with Test of Expected Information (S/A or S/S only)

Investor remittance due within 4 business days of transfer will be retained by Servicer for payment to investor (net from funds due Purchaser from P&I stated above).

Investor remittance due other than in the first 4 business days of transfer will be wired to the Servicer’s appropriate account 1 day prior to investor draft day provided buyer held funds since transfer.

3.

Taxes and insurance

a)

Escrow balance, suspense balance, buydown balance and loss drafts as reflected on transfer cutoff trial balance and foreclosure expenses as of transfer cutoff.

Seller shall provide notification to GMACM (via email) advising of the Federal Reserve reference number and the amount of the wire.

PI AND TI wire instructions:

GMAC MORTGAGE, LLC

Wachovia Bank

Philadelphia, PA

ABA#: 031201467

ACCT #: 2100018728719

REF:  Acquisition Contract ID/Investor/Seller & Transfer Date(MM/DD/YY)

X TAX REQUIREMENTS

A)

Tax Listing, to contain, but not be limited to the following for each escrowed account, items which are due for the 30 days following the transfer date and remain unpaid (generated as of Transfer Cutoff Date and provided in Excel format):

1.

Loan number

2.

Tax type - e.g. county, school, city, special assessment, etc.

3.

Next tax due date

4.

Next tax amount due or last paid amount, whichever is applicable

5.

Indicator whether or not tax type is escrowed

6.

Tax identification number (parcel number)  *where available

7.

Payee code associated with each parcel

B)

Tax listing to contain, but not be limited to, the following for each escrow and non-escrow account (sort separately) which is delinquent for payment of taxes at the time of transfer by investor (generated as of Transfer Cutoff Date):

1.

Loan number

2.

Tax type - e.g. county, school, city, special assessment, etc.

3.

Next tax due date

4.

Next tax amount due or last paid amount, whichever is applicable

5.

Indicator whether or not tax type is escrowed

6.

Tax identification number (parcel number) *where available

7.

Payee code associated with each parcel

C)

Tax listing to contain, but not be limited to, the following for each loan in a taxing authority with late release dates:

1.

Servicer loan number

2.

GMACM loan number

3.

Payee code associated with each parcel

D)

Prior to the Transfer Cutoff Date, Servicer will perform a lien-level audit comparing the tax parcel numbers on Servicer’s system to the tax parcel number shown by the Servicer’s tax service company.

1.

Servicer agrees to correct any incorrect tax parcel numbers on their system prior to the Transfer Cutoff Date.

2.

Servicer will provide a copy of the audit report to GMACM.

E)

Servicer will handle any known tax delinquencies on non-escrowed loans prior to Transfer Date by advancing escrow funds for payment, enforcing escrow requirement (if allowable) for future taxes due and notify customer of increased payment according to applicable state guidelines.  In the event Servicer is unable to complete this process by the Transfer Date, Servicer shall provide GMACM a list of outstanding tax delinquencies to include the status for each loan and all supporting documentation received from the tax service company and all correspondence sent to the homeowner.

F)

If Servicer utilizes Lereta or Fidelity for their tax service contracts, an AB38A3 tape shall be provided no later than 10 days prior to each Transfer Date.  Tapes shall be directed to the following address:  First American Real Estate Tax Service, Attn:  Bill Huskey, 8435 Stemmons Freeway, 8th Floor, Dallas, TX  75247.  Please notify Sales and Acquisitions when tapes are shipped.

If Servicer utilizes First American, please provide GMACM your customer number.

G)

Tax service type codes and tax escrow type codes (if Servicer uses a tax service company other than First American).

H)

Copy of your open tax research items report on loans in the portfolio, including any applicable system notes pertaining to the research items (generated as of Transfer Cutoff Date).

I)

Copy of the report produced by your tax service containing contracts that are suspended or cancelled due to missing or incomplete legal descriptions or due to missing homeowner authorizations (generated as of Transfer Cutoff Date).  If no tax service is used, provide a report with the same information.

J)

Accounts on Tax Service – Servicer will ensure tax contracts remain in effect through Transfer Cutoff Date.

K)

Accounts not on Tax Service - Servicer will submit to applicable taxing authorities notification of the Servicing transfer to GMACM and will provide GMACM with copies of such notification.

L)

Servicer agrees to assume responsibility for payment of property taxes and or assessments for loans with escrow accounts that are due or will become delinquent up to the transfer cutoff date as well as those due within 30 days after the Transfer Date where bills/tax amounts are available. If applicable, the Servicer will comply with state regulations governing the payment of taxes within a designated discount period.

N)

Subsequent to the Transfer Date, Servicer will forward (via overnight delivery for the first 30 days following Transfer Date) all tax information to First American Real Estate Tax Service, Attn: Angela Coughlin, 8435 Stemmons Freeway, 9th Floor, Dallas, TX, 75247.  For any and all tax bills received which are due and payable within 48 hours of receipt, Servicer shall immediately telefax the information to FARETS at 214-879-4631 Attn: Angela Coughlin.

O)

Tax Receipts where available will be provided to GMACM on an as needed basis or additional information where no receipts are held.  Servicer to provide such tax receipt or additional information within 5 Business Days of GMACM's request.

P)

Servicer will provide a listing in loan number order, segregated by state, of all accounts whereby servicer is remitting:

•

Ground Rent Tax

•

Homeowner association fees

•

Sewer liens

•

Miscellaneous fees - e.g. drainage, front foot assessments, etc.

Q)

Servicer shall provide a listing in loan number order, segregated by state, of loans where taxes are exempt.

R)

Servicer will provide documentation to GMACM of the pay option selected by Maryland, Michigan, New York, North Dakota, Tennessee, Texas, and Wisconsin homeowners, if applicable.

S)

Servicer will complete, or direct their tax service to complete, the ‘953’ process for all loans in the state of New York and the highlighted section of the ‘ME2’ New Jersey Request Form (Attachment 8).  The form must be completed and forwarded to GMACM within 5 days after each applicable Transfer Date.

XI HAZARD/FLOOD INSURANCE REQUIREMENTS

A)

Hazard/Flood listing to contain but not be limited to the following for each account due and payable within 60 days of Transfer Cutoff Date (generated as of Transfer Cutoff Date in expiration date order):

1.

Loan number

2.

Policy type

3.

Policy premium due date

4.

Indicator whether or not Insurance is escrowed

5.

Policy number

6.

Payee Code per policy

7.

Last premium amount paid

8.

Flood indicator required

9.

Flood zone, if available

B)

List of loans on lender placed hazard/binder coverage to include, but not limited to the following:

1.

Loan number

2.

Payee number

3.

Policy number

4.

Customer Name

5.

Property Address

6.

Status of loan (e.g.,current, bankruptcy, REO)

7.

Coverage Amount

8.

Effective Date of Coverage

9.

Expiration Date of Coverage

10.

Premium amount

C)

List of loans on lender placed flood/binder coverage to include but not limited to the following:

1.

Loan number

2.

Payee number

3.

Policy number

4.

Customer Name

5.

Property Address

6.

Status of loan (e.g., current, bankruptcy, REO)

7.

Current principal balance or the amount of prior coverage, whichever is greater

8.

Expiration date of existing lender placed binders

9.

Flood zone, if available

D)

List of condominium loans that have an escrow account for payment of hazard and/or flood insurance coverage to include loan number, customer name, and property address.  Listing to be received by GMACM 10 days prior to Transfer Date.

E)

If Servicer uses First American (FAFDS f/k/a FDSI), Transamerica or Fidelity (FNFS), Servicer shall notify First American, Transamerica and/or Fidelity to transfer all life of loan flood contracts to GMACM and provide GMACM copies of such notices.  Notices should include GMACM and Servicer loan number.  Flood contracts with a flood service provider other than First American, Transamerica or Fidelity shall be canceled as of the Transfer Date.

F)

Servicer will provide at transfer, via email, (or disk) by investor, any flood map revision information that has not been loaded prior to each Cutoff Date.

G)

Lender Placed Coverage

1.

Servicer will terminate lender placed coverage as of Transfer Cutoff Date. GMACM will place coverage with their lender placed carrier as of Transfer Date.

a)

Servicer will provide GMACM written confirmation the lender placed carrier was notified to terminate lender placed coverage.  Confirmation is to include the date the lender placed carrier was notified.

2.

Servicer will submit, within 60 Days of the Transfer Date, any refund of lender placed coverage premium received resultant from termination, for GMACM's application to customer's escrow account.

H)

Insurance Premiums

1.

Servicer will pay, prior to Transfer Date all insurance premiums due prior to the Transfer Date and within 30 Days subsequent to Transfer Date where bills have been received prior to Transfer Date.

2.

Unpaid insurance bills as of Transfer Cutoff Date should be segregated and bound separately from hazard files and be clearly identified with Servicer's loan number.

3.

Servicer shall forward to GMACM, within twenty-four (24) hours of Servicer's receipt thereof, all insurance premium notices received by Servicer after Transfer Date. Such delivery shall be by overnight express for the thirty Days immediately following the Transfer Date; via regular mail within twenty-four (24) hours of receipt thereafter.  However, any document requiring immediate attention must be forwarded to GMACM by overnight express service.

4.

For customer's protection and our mutual benefit, Servicer must submit to GMACM daily all bills, policies, flood vendor map revision information, etc., received subsequent to the Transfer Cutoff Date.

I)

Change Endorsements

1.

Prior to the Transfer Date, Servicer will prepare and submit to each hazard/flood carrier an original Notice of Change of Mortgagee Clause (Loss Payable Clause) for each loan (including condos) included in the transfer.  A listing by payee, with the cover letter attached, shall be provided to GMACM of the accounts which received this notice.  For all hazard insurance EDI carriers, Servicer shall provide a tape (in MBA format) to each EDI carrier to enable them to correct the mortgagee clause.

2.

The Mortgagee clause shall read as directed by Investor Guidelines and read as follows:

GMAC Mortgage, LLC

Its successors and/or assigns

PO Box 4025

Coraopolis, PA 15108-6942

XII LOSS DRAFTS

A)

Information Required on Loss Drafts Pending

1.

Servicer shall provide GMACM with a listing of all loans with pending loss draft claims, to include amount of money on deposit for each loss draft.  This listing shall include pending claims of loans in foreclosure, bankruptcy, and REO, and shall indicate the status of each loan on the listing, e.g., current, delinquent, foreclosure, bankruptcy, or REO.

2.

In addition to this listing, GMACM should receive a loss draft file for each loan which contains the following information, properly documented:

a)

Completed cover sheet (Attachment 5) attached to outside of the loss draft file.

b)

Date of loss

c)

Cause of loss

d)

Amount of loss

e)

Amount of insurance proceeds received to date

f)

Information received from contractors or records of conversation with contractors

g)

Correspondence from and/or record of conversation with customers and insurance companies

h)

Status report on repairs

i)

Inspection reports, if any

j)

Report on receipt of future proceeds, if expected (i.e. date expected, amount, etc.)

B)

Servicer shall wire with the escrow funds the balances of all monies in a restricted field for loss drafts.

C)

Servicer shall pay interest on loss draft funds held for all loans in the state of NY, and all Federally Declared Disaster areas (this includes any investor, any state, and for every day the funds are held).  Servicer shall pay all interest directly to the customer prior to the Transfer Date.

XIII PMI/MI REQUIREMENTS

PMI Requirements

A)

Servicer will assume responsibility for payment of all monthly premiums and annual premiums 30 days subsequent to the Transfer Date and ensure premiums are posted to the customer’s payment history prior to the Transfer Cutoff Date.  Servicer shall express mail premiums to PMI companies no later than 15 days prior to Transfer Date.

B)

Servicer will prepare and submit to all applicable PMI companies notification of the sale and transfer of applicable accounts involved. Notification will be submitted no earlier than the Transfer Date on the applicable carrier notification forms or other forms acceptable to PMI carriers with all required information, including GMACM’s loan number. Servicer shall further advise the following PMI carriers not to prepare and send copies of their endorsements :  GE, UG, MGIC, PMI, Radian, and RMIC.  Servicer will submit copies of such notification to GMACM segregated from all other files/information and clearly identified.

Transfer notifications to PMI carriers should list GMACM’s address as follows:

GMAC Mortgage, LLC

3451 Hammond Avenue

Waterloo, IA 50702

For each PMI carrier notified not to forward endorsements to GMACM, Servicer shall provide GMACM a contact name and phone number for each carrier to confirm Servicer’s letter instruction.

C)

PMI listing to contain, but not be limited to, the following for each account due and unpaids through 60 days subsequent to the Transfer Cutoff Date (generated at Transfer Cutoff Date by investor in due date order):

1.

Loan number

2.

Mortgagor's name

3.

Next premium due date not paid by Servicer as of Transfer Cutoff Date

4.

Next premium amount due

5.

Certificate number

6.

PMI company

7.

Payee code per policy

8.

Last premium amount paid

9.

Renewal option -Level or Declining Level requires monthly amount/Declining requires renewal rate

10.

Percent of coverage

11.

Escrowed; yes or no

12.

Premium Payment Frequency - annually or monthly

D)

Servicer shall provide a listing of loans with LPMI (Lender Paid Mortgage Insurance).  Listing to include Servicer’s loan number, GMACM’s loan number, Mortgagor’s name, PMI company, and last premium amount.

PMI Requirements (continued)

E)

Cancellation and Termination Dates

1.

If Servicer does not carry the Cancellation Date and Termination Date on their system, as it relates to the Homeowner’s Protection Act of 1998, Servicer shall provide a listing on diskette (in Excel format), to include Servicer’s loan number, GMACM’s account number, Cancellation Date and Termination Date.

2.

If Servicer does carry the Cancellation Date and Termination Date on their system, Servicer shall take the steps necessary to ensure all loans which require the Cancellation Date and Termination Date are accurately populated on their system prior to the Transfer Cutoff Date.

MI Requirements

A)

For FHA and RBP premiums, it will be necessary for Servicer to manually disburse and post in accordance with the following guidelines:

1.

FHLMC transfer = post ________ premium (due HUD ________) prior to the Transfer Cutoff Date

2.

FNMA transfer = post ________ premium (due HUD ________) prior to the Transfer Cutoff Date

3.

GNMA transfer = post ________ premium (due to HUD ________) prior to the Transfer Cutoff Date

If Servicer is unable to post prior to the Transfer Cutoff Date, Servicer shall so advise and provide GMACM within 24 hours of the transfer, a modem in ASCII file format, the loan numbers and amounts (separate from the IOE modem file) to be combined with the transfer data file.

B)

The Servicer shall notify HUD of the change in servicer information within fifteen days after the Transfer Date.  GMAC Mortgage, LLC's HUD ID number is 42162.

C)

Servicer will be responsible for correcting errors on the HUD 92080 Reject Report prior to the Transfer Date.

D)

Servicer will be held responsible for any outstanding MI items as of the Transfer Cutoff Date; this includes late and interest due on FHA loans, past due premiums, and disclosure issues.

*if applicable

XIV LIFE, A&H, DISABILITY INSURANCE

(Optional Insurance)

A)

Servicer will provide GMACM, as of Transfer Cutoff Date the following optional insurance information with respect to loans with Optional insurance coverage that have been determined to be consolidated and transferred:

1.

Listing to contain, but not be limited to, the following for each Optional Carrier:

a)

Servicer's loan number

b)

Insured’s name

c)

Mailing address

d)

Policy/Certificate number

e)

Insurance coverage type

f)

Effective date

g)

Amount of premium

h)

Next premium due date

i)

Insurance carrier per policy

j)

Joint/single status

k)

Date of scheduled premium change, if applicable.

2.

Listing in loan number order of Mortgagors receiving benefits under a policy claim.

3.

Copy of Master Policy for each coverage type per company, if not previously provided.

B)

Coverage Transferring: If the insurance/products will be retained through Servicer’s carriers/vendors, Servicer will notify their insurance carriers/vendors that the services are being transferred to GMACM.  Effective with each Transfer Date, the insurance/product should be canceled in Servicer’s name and reissued in GMACM’s name.  Copies of such notification to be provided to GMACM.

Coverage Canceling:  If the insurance will not be retained through Servicer’s carriers/vendors, Servicer will notify their insurance carriers/vendors to cancel the coverage and remit all collected premiums to the carrier prior to each Transfer Cutoff Date.  Copies of such notification to be provided to GMACM.

In each instance, it is the Servicer’s responsibility to notify the Mortgagor regarding any effect the transfer may have on the terms or continued availability of optional insurance products and any action the customer must take to maintain coverage.

XV DEFAULT REQUIREMENTS

A)

Delinquency Reports

1.

Electronic Delinquency Information to be provided in Excel format – see attachment 7

3.

Provide inspection results from the last known occupancy up to the transfer date. This should include the first time vacancy date and the date of loss.

B)

Collection  - Contact and Collection histories

1.

Provide a copy of the memos for all loans for the last 90 days and collection notes for the last 12 months.  Please provide in electronic format if possible.

2.

Copies of all current breach letters.

C)

Foreclosure

1.

Please advise your foreclosure attorneys to proceed with the foreclosure process.  A foreclosure should not be put on hold without the prior written approval of Truman Capital.

2.

Provide a list of loans in foreclosure, copy of the demand/breach letter for all loans in foreclosure, the date referred to the attorney, attorney name and phone number, foreclosures status, and any sale dates scheduled within 60 days of transfer.  Bid instructions for any loans with a sale date occurring with 15 days after the Transfer Date must be provided upon transfer.

3.

Foreclosure files shall contain the following:

a)

Trustee/attorney names and contact information

b)

Breach letter

c)

NOD/Complaint

d)

Foreclosure title report

e)

Foreclosure bid worksheet (if available)

f)

Actual/projected foreclosure sale date

g)

Foreclosure review committee packet (not referred to attorney but recommended for foreclosure).

h)

Bankruptcy information prior to foreclosure action (if applicable)

i)

Mark the outside of the file for any exception loans (e.g., SEIZED, DEMOLITION; MOBILE HOMES AND MANUFACTURED HOUSING)

4.

Loan files for loans scheduled for sale within two (2) weeks after the transfer date are to be received on the transfer date.  These files are to contain a payoff statement good through cutoff date (or a total amount due statement), and the recent BPO/Appraisal.

Default Requirements (continued)

D)

Bankruptcy

1.

Provide a listing of loans in Bankruptcy to include:

a)

Filing date

b)

Case number

c)

District

d)

Chapter

e)

Post-petition due date

f)

Attorney name and phone number

g)

Bankruptcy status

2.

Provide a list of any cramdowns.

3.

Bankruptcy file to contain the following:

a)

Any pending relief of stay hearings within 60 days of the transfer

b)

Servicer’s attorney and contact information

c)

Debtor’s attorney and contact information

d)

Bankruptcy petition

e)

Proof of claim

•

If arrearages included in proof of claim, please provide breakdown

f)

Reorganization plan

g)

Copies of stipulation/agreed orders (details of payment plan)

h)

Foreclosure information prior to bankruptcy filing (if applicable)

i)

Information of prior bankruptcy filings (multi-filers)

j)

APO or RFS order

k)

RFS motion

l)

Dismissal/discharge order and/or a list of loans that have been dismissed/discharged

E)

Loss Mitigation

1.

List of all loans with an active repayment plan or pending workout/loss mitigation.  Please include the workout file or loss mitigation file and all pertinent details.

2.

Provide a list of any loans currently in a deed-in-lieu process.

3.

Loss Mitigation/Workout/Forbearance Files should contain the following:

Copies of any pending or proposed loan workout plan, including, but not limited to:

•

Repay plans

•

Forbearance proposals

•

Modifications

•

Deed-in-lieu proposals

•

Assumption proposals

•

Short sale proposals

a)

Copies of all borrower correspondence

b)

If loan was a prior foreclosure loan, provide prior foreclosure information

Default Requirements (continued)

F)

REO

1.

REO files shall contain the following:

a)

Copy of the foreclosure deed

b)

Foreclosure bid worksheet with supporting BPOs or APOs attached

c)

Copies of any property inspection reports

d)

Copies of any listing agreements

e)

Copies of any listing activity reports

f)

Copies of any offers received

g)

Copies of any rehabilitation work orders and/or contractor invoices

XVI ASSUMPTIONS, NAME CHANGES AND PARTIAL RELEASES

A)

Assumption files in process (including origination file and any applicable document/custodial files) shall be shipped to:

GMAC Mortgage, LLC

Attention: Sales & Acquisition Dept.

3451 Hammond Avenue

Waterloo, IA 50702

B)

Assumptions Pending as of Transfer Cutoff Date

1.

Servicer shall provide GMACM with a listing in Servicer loan number order of all accounts pending assumption as of Transfer Cutoff Date.

2.

Servicer shall provide GMACM with a current status report on each pending assumption that indicates the stages of completion.  A status can be included in each assumption file.

3.

Servicer shall forward to GMACM the applicable transfer fee, along with all required documents for each loan(s) on which the assumption processing has not been completed (i.e. name change not affected).

C)

Information Required on Pending Assumption Statements

1.

Servicer shall provide GMACM with copies of all Assumption Statements issued up to Transfer Cutoff Date for which no assumption papers have been received.

2.

A copy of the assumption statement should be included in the assumption file.

D)

Information Required on Completed Assumptions

1.

Servicer shall provide a report (Excel format) of the following information for each loan having a completed assumption:

a)

Loan Number

b)

Previous Titleholder Name(s)

c)

Released from Liability (Yes/No)

d)

Effective date of the assumption

e)   Assumption Type (purchase, release of co-borrower, etc)

E)

For each private investor, Servicer shall provide a spreadsheet detailing the following information:

1.

What special investor requirements exist for assumptions (e.g. fees, underwriting release of liability, etc.).

F)

Information Required on Name Changes

1.

Servicer shall provide a listing of all pending legal name changes along with the appropriate documentation, (Quit Claims, Death Certificates, Divorce Decrees, etc.).

G)

Information Required on Pending Partial Releases (if Applicable)

1.

Servicer shall provide GMACM with a listing of all loans on which a partial release is pending, along with an explanation for each case, and all documentation received to date.

2.

Servicer shall provide GMACM with copies of all correspondence forwarded to the Investor for their approval, if applicable.

3.

Servicer shall forward to GMACM the applicable transfer fee, along with all required documents for each loan(s) on which the partial release processing has not been completed.

XVII PAID-IN-FULLS

PAID-IN-FULLS

A)

Information required on pending payoff requests

1.

Servicer shall provide a report, in Excel format, listing all loans for which payoff statements have been issued within 30 days prior to Transfer Date and the loans have not paid off.  This report shall include the Servicer’s loan number, property state and date of issue of payoff statement.  Such report to be provided on diskette within three (3) business days after Transfer Date.

2.

On a case-by-case basis, Servicer will provide GMACM with copies of payoff statements issued prior to the Transfer Date.

B)

Information required on pending Paid In Fulls

1.

Paid in full checks received, but not applied as of Transfer Cutoff Date, shall be identified with the Servicer’s loan number, be properly endorsed and forwarded to GMACM.  Servicer shall utilize Attachment 3 (Servicing Transfer Information Enclosure Sheet) when forwarding payoff checks.  Please forward these via overnight delivery to:

GMAC Mortgage, LLC

3451 Hammond Avenue

Waterloo, IA 50702

Attn: Darcia Meier/Payoff Processing

2.

Servicer shall forward payoff checks received within 48 hours of receipt.

3.

Servicer shall be held financially responsible for any interest accrual incurred as a result of not following instructions contained within this section relative to the forwarding of payoff checks and associated information.  Servicer will forward a check in the appropriate amount upon receipt of a properly documented request.

XVIII DISHONORED AND MISAPPLIED PAYMENTS

A)

Dishonored:  Servicer will ensure the returned check has been presented twice to the bank for good funds prior to requesting reimbursement from GMACM.  Servicer will submit the following applicable documentation related to dishonored payment which was not reversed by Servicer prior to Transfer Cutoff Date:

1.

Original returned or dishonored payment should be provided and clearly reflect the reason the payment was dishonored (e.g. NSF, stop payment, etc.).  In the case of a dishonored draft, adequate proof should be provided indicating the bank rejected the draft.

2.

Payment history from point of the dishonored payment to the Transfer Cutoff Date

3.

GMACM shall reimburse Servicer the dishonored payment funds within twenty (20) days of receipt of applicable documentation.

B)

Misapplied Payments:  “Misapplied payment” shall mean a Mortgagor payment for which funds have been deposited in an incorrect Escrow Account or applied to an incorrect Mortgagor’s account.  The existence of a canceled Mortgagor payment bearing the endorsement of Servicer, for which funds have not been allocated to the proper Escrow Accounts, shall be considered conclusive evidence of a misapplied payment.  Misapplied payments shall be processed as follows:

1.

Both parties shall cooperate in correcting misapplication errors by providing the payment history from point of error to the Transfer Cutoff Date and a copy of the canceled check bearing the endorsement of the servicer responsible for the posting of the missing funds.

2.

The party receiving notice of a misapplied payment occurring prior to the Transfer Date and discovered after the Transfer Date shall immediately notify the other party.

3.

If a misapplied payment cannot be identified by either party and said misapplied payment has resulted in a shortage in a Mortgage account, Servicer shall be liable for the amount of such shortage.  Servicer shall reimburse GMACM for the amount of such shortage within twenty (20) days after receipt of written demand from GMACM.

4.

Any check issued under the provisions of this paragraph shall be accompanied by a statement indicating the purpose of the check, the mortgagor and property address involved, and the corresponding Servicer and/or GMACM account number.

XIX ARM REQUIREMENTS

A)

ARM/Special Loan Information

1.

All applicable ARM Specifications and Rate and Payment Change Histories should be provided electronically.

2.

A listing of your ARM ‘Plan’ Codes and ARM Index Code Definitions and Descriptions is also requested.

3.

If you keep separate ARM files, please include these files when shipping the servicing files.

 If you have any special products, such as loans with conversion options, Balloon loans, Balloon/Reset loans, GPM loans, HUD235 loans, etc. please immediately notify us.  A list of these loans and ALL available information/fields will be required on these loans.

ATTACHMENT 1

**For use in forwarding payments, loss drafts, refunds.

SERVICING TRANSFER

INFORMATION ENCLOSURE SHEET

DATE: ______________________________

TRANSFER DATE: ___________________________

TO:

GMAC Mortgage, LLC

SERVICER: _______________

Payment Processing

3451 Hammond Avenue

Waterloo, IA  50702

Loan Number	Last Name	Check Amount	Check Number	Purpose of check (e.g., payment, additional principal, refund, loss draft)

ATTACHMENT 2

**For use in forwarding correspondence, bills, renewals, etc.

SERVICING TRANSFER

INFORMATION ENCLOSURE SHEET

DATE: ______________________________

TRANSFER DATE: ___________________________

TO:

GMAC Mortgage, LLC

SERVICER: _________________

Sales & Acquisitions

3451 Hammond Avenue

Waterloo, IA  50702

Loan Number	Last Name	Tax Info	Ins. Info	Other (please detail)

ATTACHMENT 3

**For use in forwarding payoff checks only.

SERVICING TRANSFER

INFORMATION ENCLOSURE SHEET

DATE: ______________________________

TRANSFER DATE: ___________________________

TO:

GMAC Mortgage, LLC

SERVICER: _____________________

Payoff Processing

3451 Hammond Avenue

Waterloo, IA 50702

Loan Number	Last Name	Check Number	Check Amount	Date of Receipt

ATTACHMENT 4 Electronic Data File for Semi-Automated Transfers

See separate attachment

ATTACHMENT 5

HAZARD CLAIM INFORMATION

DATE __________ LOAN NUMBER ______________ DOL _______________ DMG TYPE ______________

INVESTOR _____________ INVESTOR# ___________ NEAR/TOTAL ___ REPORTED TO INVESTOR ____

MORTGAGOR ______________________________________________________________________________________

LAST NAME

FIRST NAME

CO-MORTGAGOR _______________________________________________________________________________________

LAST NAME

FIRST NAME

PROPERTY ADDRESS__________________________________________________________________________

________________________________________________________________________________

CITY

STATE

ZIPCODE

TELEPHONE #’S

HOME ____________________

MR WORK ____________________

OTHER ___________________

MRS WORK ___________________

**************************************************************************************

SELLING COMPANY CONTACT NAME AND TELEPHONE # _______________________________________________________

CONTRACTOR ______________________________________________________________________________________

ADDRESS ______________________________________________________________________________________

TELEPHONE # ______________________________________________________________________________________

PUBLIC ADJUSTER ____________________________________________________________________________________

ADDRESS ______________________________________________________________________________________

TELEPHONE # ______________________________________________________________________________________

**************************************************************************************

CHECK AMOUNT ____________________ INS CO ____________________ DEPOSITED ___________________

DISBURSEMENTS:

•

DATE _______________ CK AMT _____________ CK# _____________ BALANCE ______________

PAYABLE TO _____________________ SENT TO ___ CONTR ___ TH ___ OTHER ___ REG ___ FED EX

•

DATE _______________ CK AMT _______________ CK# _______________ BALANCE ______________

PAYABLE TO _____________________ SENT TO ___ CONTR ___ TH ___ OTHER ___ REG ___ FED EX

•

DATE _____________ CK AMT _____________ CK# _______________ BALANCE ______________

PAYABLE TO _____________________ SENT TO ___ CONTR ___ TH ___ OTHER ___ REG ___ FED EX

•

DATE _____________ CK AMT _____________ CK# _______________ BALANCE ______________

PAYABLE TO _____________________ SENT TO ___ CONTR ___ TH ___ OTHER ___ REG ___ FED EX

INSPECTIONS:

____% COMPLETE AS OF ________     _____% COMPLETE AS OF __________

______% COMPLETE AS OF __________     _____% COMPLETE AS OF __________

**************************************************************************************

COMMENTS ______________________________________________________________________________________

 ATTACHMENT 6 - FILE LABELS

This following Word document contains instructions for creating file labels.

Label data should be inserted into the following Excel file.  Save the spreadsheet as a DBSP F spreadsheet in order to import this into the access database.  (As defined in the Word document)

The following Access database is used to create the labels.

The following font will need to be applied so the bar codes print on each label.

ATTACHMENT 7 - Delinquency Information – Electronic Format

ATTACHMENT 8

ME-2 NEW JERSEY REQUEST FORM

Requestor:

Caryl Borcherding

ASC #19

Date: ____________

Requestor Phone Number:   319-236-5557

Type of Transaction(select one)

Acquisition:_XXX__

Change:___________

Parameter (select one)

Contract # Range

From:  ______________________To: _____________

Issue Date:

______________________

Cancellation Date:

______________________

Change Date:

______________________

Loan Number Range:

______________________

The Following Fields Must Be Filled In Completely:

Current Mortgagee:

____________________

Contact:

(Name and Address)

Phone # __________________

NJ Bank Code:_____________

Current Mortgagee

____________________

Contact:___________________

Tax Processor:

____________________

Current Mortgagee

____________________

Contact: ___________________

Tax Processor:

____________________

Phone #: __________________

Tax Processor NJ

____________________

Bank Code:

____________________

New Mortgagee:

GMAC Mortgage, LLC

(Name & Address)

  P O BOX 780

  Waterloo, IA 50704

Customer #:    5319

NJ Bank Code:    06763

New Mortgagee

  First American Tax

Contact:      Amy Kotsch

Tax Processor:

  3445 Winston Pl

Phone #:    716-427-7540 ext 224

(Name & Address)

  Suite 219

  Rochester, NY 14623

Tax Processor NJ

Bank Code

0660

Signature Stamp Provided?

YES( Stamp for Susan Meier Provided)

Send Completed Forms to

GMACM

NAR

BRANCH    Taxing Authorities

Send ME2 Request Forms to:

(Rochester ASC 031- Attn; NJ Team)

EXHIBIT 9A

ELIGIBILITY CRITERIA FOR ALT-A FIRST LIEN MORTGAGE LOANS AND ALT-A SECOND LIEN CLOSED-END MORTGAGE LOANS

Servicer agrees to subservice Mortgage Loans possessing the following characteristics:

Newly Originated Alt-A, Residential, Fixed and Adjustable Rate First Lien Mortgage Loans.

Newly Originated Alt-A Residential, Fixed Adjustable Rate Closed-End Second Lien Residential Mortgage Loans.

EXHIBIT 9B

ELIGIBILITY CRITERIA FOR SUBPRIME SECOND LIEN CLOSED-END MORTGAGE LOANS

Servicer agrees to subservice Mortgage Loans possessing the following characteristics:

Newly Originated Subprime Residential, Fixed Adjustable Rate Closed-End Second Lien Residential Mortgage Loans

EXHIBIT 10

FORM OF LIMITED POWERS OF ATTORNEY

Prepared by and Return To:

GMAC Mortgage, LLC

100 Witmer Road

Horsham, Pennsylvania 19044

ARTICLE XV.LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that _____________________ (“____________”), a ____________, having its principal place of business at _________________________________, hereby constitutes and appoints GMAC Mortgage, LLC (“GMACM”), a Pennsylvania corporation, having offices at 100 Witmer Road, Horsham, Pennsylvania 19044, by and through its officers, its true and lawful Attorney-in-Fact, in its name, place and stead and for its benefit, in connection with mortgage loans serviced by GMACM on behalf of _____________ pursuant to that certain Amended and Restated Servicing Agreement, dated as of  August 5, 2005 as amended and restated to and including January 2, 2007 between GMACM and _________________ (the “Servicing Agreement”) for the purpose of performing all acts and executing all documents in the name of _________________ necessary and incidental to the servicing of said loans, including but not limited to:

(1)

Foreclosing delinquent loans or discontinuing such foreclosure proceedings, including, but not limited to, the execution of notices of default, notices of sale, assignments of bids, and assignments of deficiency judgments, and appearing in the prosecuting bankruptcy proceedings;

(2)

Selling, transferring or otherwise disposing of real property acquired through foreclosure or otherwise, including, but not limited to, executing all contracts, agreements, deeds, assignments or other instruments necessary to effect such sale, transfer or disposition, and receiving proceeds and endorsing checks made payable to the order of ____________ from such proceedings;

(3)

Preparing, executing, and delivering satisfactions, cancellations, discharges, list note instruments, or full or partial releases of lien, subordination agreements, modification agreements, assumption agreements, substitutions of trustees under deeds of trust, and UCC-3 Continuation Statements;

(4)

Endorsing promissory notes and executing assignments of mortgages, deeds of trust, deeds to secure debt, and other security instruments securing said promissory notes in connection with loans for which GMACM has received full payment of all outstanding amounts due on behalf of _____________;

(5)

Endorsing insurance proceeds checks and mortgage payment checks to the order of _________________;

(6)

Any and all such other acts of any kind and nature whatsoever that are necessary and prudent to service the loans.

_____________ further grants to GMACM full power and authority to do and perform all acts necessary for GMACM to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as _____________ might or could do with the same validity as if all and every such act had been herein particularly stated, expressed and especially provided for, and hereby ratifies and confirms all that GMACM shall lawfully do by virtue of the powers and authority granted and contemplated hereby.  This Limited Power or Attorney shall remain in full force and effect until ________ unless sooner revoked or terminated by __________________.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney has not been revoked by ________________.

Witnesses:

__________________

By: ___________________

Name: ________________

Title: _________________

By: ___________________

By: ____________________

Name: ________________

Name: __________________

Title: _________________

Title: ___________________

ATTEST: __________________

Name: _____________________

Title: ______________________

STATE OF _____________

COUNTY OF _______________

On this ______ day of _______________, before me, the undersigned, a Notary Public in and for said county and state, personally appeared____________ and ____________, personally known to me to be the persons who executed the within instrument as [Vice President] and [Assistant Secretary], respectively, on the behalf of the corporation therein named, and they duly severally acknowledged that said instrument is the act and deed of said corporation, and that they, being authorized to do so, executed and delivered said instrument and affixed the corporate seal thereto for the purposes therein contained.

Witness by hand and official seal.

___________________________

Notary Public

EXHIBIT 11

FORM OF OPINION OF COUNSEL TO THE SERVICER FOR  RECONSTITUTION

[Date]

[                          ]

[                          ]

[                          ]

Ladies and Gentlemen:

You have requested my opinion, as [Associate] [General Counsel] to GMAC Mortgage, LLC (the “Company”), with respect to certain matters in connection with that certain Agreement, dated as of [Date], by and among the Company and (the “Agreement”).

I have examined, or caused to be examined, originals, or copies certified to my satisfaction, of the [__________________] (collectively, the “Agreements”) and such other documents, certificates and instruments which I have deemed necessary or appropriate in connection with this opinion. As to matters of fact, I have examined and relied upon representations, warranties and covenants of parties to the above documents contained therein and, where I have deemed appropriate, representations or certifications of officers of parties to the Agreements or public officials.  In rendering this opinion letter, I have assumed (i) the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to me as copies, (ii) with respect to parties other than the Company, the due authorization, execution and delivery of such documents, and the necessary entity power with respect thereto, and the enforceability of such documents, (iii) the conformity of the Mortgage Loans to the requirements of the Agreements and (iv) that there is not and will not be any other agreement that modifies or supplements the agreements expressed in the Agreements.

In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the application of the “doing business” laws.  To the extent that any of the matters upon which I am opining herein are governed by laws (“Other Laws”) other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of Delaware and judicial interpretations thereof.  I do not express any opinion on any issue not expressly addressed below.

My opinions set forth below are subject to the qualification that enforceability of each of the respective obligations of the parties under the Agreements is subject to (i) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (ii) the availability of equitable remedies, (iii) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (iv) implied or express covenants of good faith, and (v) limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder. My opinions are subject to the further qualification that enforceability of each of the parties' respective obligations under the Agreements is subject to the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of the remedies of specific performance and self-help, and I express no opinion herein with regard to any lien or security interests created by the agreements.

Capitalized terms used herein, but not defined herein, shall have the meanings assigned to them in the Agreements.

Based upon the foregoing, but subject to the assumptions, exceptions, qualifications and limitations herein expressed, I am of the opinion that:

1.

The Company is duly formed and validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the requisite power to own its properties, to conduct its business as presently conducted by it and to enter into and perform its obligations under the respective Agreements to which it is a party.

2.

Each of the Agreements to which it is a party has been duly authorized, executed and delivered by the Company.

The opinions set forth herein are intended solely for the benefit of the addressees hereof in connection with the transactions contemplated herein and shall not be relied upon by any other person or for any other purpose without my prior written consent.  Except for reproductions for inclusion in transcripts of the documentation relating to the transactions contemplated herein, this opinion may not be copied or otherwise reproduced or quoted from, in whole or in part, without my prior written consent.

Very truly yours,

By:_________________

Title:

EXHIBIT 12A

TERM SHEET FOR ALT-A FIRST LIEN MORTGAGE LOANS AND ALT-A SECOND LIEN CLOSED-END MORTGAGE LOANS

Service Fee Per Loan (monthly)	$4.50 Minimum 2 month service fee

ARM Per Loan Service Charge (monthly)	$0.25 Non-Traditional Product: $1.00 (e.g. 3 payment options)

Loan Set Up
Boarding Fee Per Loan	The table below provides the boarding fees for various transfer processes.

• Transfer Process	• Fee
If transferred to Deutsche Bank from Owner under private label servicing (includes boarding fee and de-boarding fee)	$6.00
If boarded as Owner delivers today (via semi-automated boarding file)	$6.00
If boarded as Deutsche Bank delivers today	$10.00
If transferred to Deutsche Bank from a current Servicer client (non-private label serviced at Servicer)	$0.00

Default Fees
Service Charge Per Loan (monthly)

The table below provides the monthly Service Charge for loans in default.  The Service Charge is in addition to the Service Fee Per Loan.  Only one of the following Service Charges will apply to a loan in default at any given time.

• Loan Status	• Fee	• Comments
60+ Days Delinquent	$30.00	Assessed when account becomes 60 days delinquent or greater at month end (e.g. The fee is assessed if the 2/1/xx payment is still owed at 3/31/xx)
Foreclosure	$30.00	Assessed beginning with referral to attorney
Bankruptcy Current: Delinquent:	$10.00 $30.00	Assessed for bankruptcy status

Other Default Fees	The table below indicates other default fees.

• Type	• Fee
Recovery Collection	30% of recovered amount
Title Remediation	$500 With Owner’s consent and if owner unable to correct
Tax Certification	$35 per loan
REO Disposition	$1,500

Tax Contracts	The table below indicates fees for transferring tax contracts.

• Type	• Fee
First American to First American	$5.00
Non-First American > 12 months	$5.00
Non-First American < 12 months	$75.00

Ancillary Cash Flows	The table below indicates the owner of certain cash flows.

Cash Flow	Owner
Late Charges	Split 50/50
Principal and Interest Float	Retained by Servicer
Escrow Float	Retained by Servicer
Servicing Activity Fees	Retained by Servicer (e.g. payoff statements, fax fees)
Customer Prepayment Fees	Retained by Owner
Optional Products	Split revenue 50/50 net of Servicer’s expenses

Remittance and Billing	The table below indicates the structure of the remittances and subservicing billing.

Item	Method
Remittance Type	Actual/Actual
Collection Period	Calendar Month
Principal and Interest Date	5th business day of the following month
Payoff Date	5th business day of the following month
Recovery of Servicing Advances	From the remittance
Pre-Existing Corporate Advances at Time of Transfer	Owner to reimburse previous servicer
Subservicing Fee Collection	Netted from remittance

Minimum Charge (monthly)	$30,000

De-Boarding Fee Per Loan

For termination without cause, exclusive of out-of-pocket transfer related expenses that are to be paid by Owner.

$10.00 if loan boarded as Deutsche Bank delivers today

$6.50 if loan boarded as Owner delivers today

Contract Termination Fee	The fee is based on the year of the contract in which the contract is terminated. This charge is in addition to the de-boarding fee.

• Year of Contract	• Fee
Year 1	$150,000

EXHIBIT 12B

TERM SHEET FOR SUBPRIME SECOND LIEN MORTGAGE LOANS

Monthly Service Per Loan Fee

Loan Count	Fee
Performing (0-29 days dlq)	$15
Sub-performing (30 – 89 days dlq)	$25
Non-performing (90+ days dlq)	$45

* Minimum 2 months service fee

ARM Per Loan Up-Charge (monthly)

$0.25

Loan Set Up Fee

$8.00 per loan

Assumes semi-automated method (Wilma File Format)

Default Fees

Resolution Fees

Reinstatement (90+ Past Due Only)	1.5% UPB minimum of $750
Repayment plan (90+ Past Due Only)	1.5% UPB minimum of $750
Modification (90+ Past Due Only)	1.5% UPB minimum of $750 (with owner approval only)

Disposition Fees

Payoffs (90+ Past Due Only)	1.75% Net Liquidation Proceeds minimum of $1000
Redemptions	1.75% Net Liquidation Proceeds minimum of $750
Third Party Sales	1.50% Net Liquidation Proceeds minimum of $750
Short Sales (90+ Past Due Only)	1.75% Net Liquidation Proceeds minimum of $1000
Loan Sales	1.75% Net Liquidation Proceeds minimum of $750 (with owner approval)
Deed in Lieu (90+ Past Due Only)	1.75% UPB minimum of $750

Additional Fees

REO Disposition Fee	1% of sales price minimum of $1500
Recovery Collection (Home Equity Loans Only)	45% of recovered amount
Title Remediation Fee	$500 with owner’s consent and if owner unable to correct

Minimum Charge (monthly)

$2,500 (assessed after month 6)

Program Initiation Fee

$5,000 refunded after month 6.

Ancillary Income

Late Charges

Retained by GMACM

Principle and Interest Float

Retained by GMACM

Escrow and Interest Float

Retained by GMACM

Servicing Activity Fees

Retained by GMACM (e.g. payoff statements, fax fees)

De-Boarding Fee Per Loan

$8.00 per loan exclusive of out of pocket transfer related expenses

Additional Services

Loan File Storage and Document Tracking	First 6 months: $4.00 per loan (one-time) >6 Months: $2.00 (annually)
Account Reconciliation	Review: Imaged- $1.00 per loan Not Imaged- $2.00 per loan Corrections: $25.00 per correction
This service is available for new loans boarding our system. This service will compare the HUD1 and Note information to that loaded on the servicing system.

EXHIBIT 13

SERVICING PERFORMANCE STANDARDS AND APPROVAL MATRIX

Servicing Performance Standards

Department	Service Level Name	Specific Measure Definition	Alt-A / Enhanced	Sub Prime
			Commitment	Commitment
Collections	Outbound Call Starts	First delinquency day for contact	Per Freddie Mac Early Indicator Score, Day 8	Day 5
Collections	Outbound Call Attempts	# of attempts in 30 day delinquency cycle	4	12 to 15
Collections	Breach Letter	# of days prior to breach letter generation	62 days for HELOC; all other loans at 32 days	62 days for HELOC; all other loans at 32 days
Correspondence	Breach Letter Expiration Notice	% sent by x day of delinquency	95% sent 30 days after breach expiration	95% sent 30 days after breach expiration
Loss Mitigation	Solicitation Attempts	# of Solicitation Attempts per month, commencing on x	2 calling attempts per month after foreclosure referral	2 calling attempts per month after foreclosure referral
Loss Mitigation	Equity Evaluation	% of completed evaluations by Day 120	Not Applicable	90% by the 120th day of default
Foreclosure	Timeline Guidelines	% completed within Freddie Mac or Insurer guidelines	90%	90%
Bankruptcy	Proof of Claim Referral	% referred to attorney	95% referred in 15 business days of detection	95% referred in 15 business days of detection
Bankruptcy	Chapter 7 Motion for Relief	% referred to attorney	95% referred in 15 business days of assignment to bankruptcy processor	95% referred in 15 business days of assignment to bankruptcy processor
Bankruptcy	Chapter 13 Motion for Relief	% referred to attorney	95% at earliest date, not to exceed 90 days past post petition due date	95% at earliest date, not to exceed 90 days past post petition due date
REO	Marketing- Available for Sale to List		30 days/95% rolling average	30 days/95% rolling average
REO	Marketing- List Date to Sale		120 day\s/95% rolling average	120 day\s/95% rolling average
Department	Service Level Name	Specific Measure Definition	Alt-A / Enhanced	Sub Prime
			Commitment	Commitment
REO	Cash Proceeds- Sales Price to Market Value		97% average	97% average
Post Sale	Claim to Insurer	% within x days of disposition	95% within 30 days	95% within 30 days
Post Sale	Claim to Investor	% within x days of disposition	95% within 30 days	95% within 30 days

Approval Matrix
First Lien Mortgage – Loss Mitigation
Item	Parameter for GMAC Delegated Approval	Parameter for Client Approval Required
Repayment Plans	Repays up to 18 months with a minimum of 2 contractual payments down.	Repays for 19-24 months duration or repays with less than 2 contractual payments down.
Modifications

Any modification that does not adjust the interest rate or extend the maturity date, where capitalization of delinquent interest, escrow, and/or servicing advances does not exceed $10,000 over the original unpaid principal balance.

Modifications that adjust the interest rate, extend the maturity, or that involve forgiveness of principal and interest or escrow advances.
Settlement of Litigated Files	None	Client to approve all litigated files based on recommendations by GMAC and outside counsel.
Short Sales	Approval to accept 90% or greater of interior value or MI requirement	Approval required on 89% or less of interior value.
Note Sales (Individual or Bulk)

Approval to accept down to 90% of Estimated Recovery Value (ERV) after REO on an individual note or on an aggregate basis in a bulk sale.  ERV is defined as the most recent valuation of the property (must be less than 6 months old) less all amounts due for senior items (liens, taxes, HOA’s or other encumbrances) less anticipated costs of recovery (foreclosure fees and costs, REO disposition, etc)

Approval required to accept less than 90% of Estimated Recovery Value (ERV) after REO on an individual or aggregate basis.
Deed in Lieu	N/A	Client is to approve all Deeds in Lieu.
Charge off

BPO Value is $15K or less, or the expected net return after foreclosure and REO is $10K or less.  (Normally any asset with a lower than $15K or expected net proceeds less than $10K would not be foreclosed upon because the spread was too thin.)  Normally done at 180 days delinquent.

Any loan with a BPO value greater than $15K and the expected net return after foreclosure and REO is greater than $10K or when the property is subject to hazardous waste, deterioration or damage.
Stop Advance

Unless otherwise stated in the security contract loans that are 90 days or more delinquent and have not had a payment applied in the last 60 days and do not have an expected recoverability of $15K or greater

N/A
Second Lien Products – Loss Mitigation
Item	Parameter for GMAC Delegated Approval	Parameter for Client Approval Required
Repayment Plans	Repays up to 18 months with a minimum of 2 contractual payments down.	Repays greater than 19 months duration or repays with less than 2 contractual payments down.
Modifications

Unless otherwise specified in the security contract any modification that does not adjust the interest rate or extend the maturity date, where capitalization of delinquent interest, escrow, and/or servicing advances does not exceed $10,000 over the original unpaid principal balance.

Modifications that adjust the interest rate, extend the maturity, or that involve forgiveness of principal and interest or escrow advances.
Extension Qualifications

Customer must show willingness & ability to repay and account must be 9 months old.  The borrower should have made at least 3 consecutive pmts or equivalent lump sum.  Extensions will not extend more than 2 months within any 12 month period or more than 2 times in 5 yrs.  Loan must not be delinq after extension is processed.

N/A
Settlement on Litigated files	None	Client to approve all litigated files based on recommendations by GMAC and outside counsel.
Short Sales	Approval to accept 90% or greater of interior value or MI requirement	Approval required on 89% or less of interior value.
Charge Off - Securities

BPO Value is $15K or less, or the recoverability after foreclosure and REO is 25% of the 2nd lien with a minimum of $15,000.00.  Unless otherwise specified in the security contract loans that are 180 days delinquent and not an active Bankruptcy or active Loss Mitigation and have a charge off recommendation are charged off in bulk.

N/A
Charge off – Whole loans

BPO Value is $15K or less, or the expected recoverability after foreclosure and REO is 25% of the 2nd lien with a minimum of $15,000.00.    Normally done at 180 days delinquent or sooner if interest is foreclosed out by first and the borrowers were discharged from a chapter 7 bankruptcy.

Unless otherwise specified in the whole loan contract loans that are 180 days delinquent and not an active Bankruptcy or active Loss Mitigation and have a charge off recommendation are presented to the client on a case by case write up or with larger volumes, presented in a spreadsheet to the client for approval.

Stop Advance	Unless otherwise specified in the security contract loans that are 120 days or more delinquent with no payments applied in the last 60 days.	N/A
HELOC PRODUCT
Item	Parameter for GMAC Delegated Approval	Parameter for Client Approval Required
Repayment Plans	Repays up to 6 months with a minimum of 2 contractual payments down.	Repays greater than 6 months.
Modifications

Unless otherwise specified in the security contract any modification that does not adjust the interest rate or extend the maturity date, where capitalization of delinquent interest, escrow, and/or servicing advances does not exceed $10,000 over the original unpaid principal balance.

Modifications that adjust the interest rate, extend the maturity, or that involve forgiveness of principal and interest or escrow advances.
Litigated Files	None	Client to approve all litigated files based on recommendations by GMAC and outside counsel.
Short Sales	Approval to accept 90% or greater of interior value or MI requirement	Approval required on 89% or less of interior value.
Charge Off - Securities

BPO Value is $15K or less, or the expected recoverability after foreclosure and REO is 25% of the 2nd lien with a minimum of $15,000.00.  Unless otherwise specified in the security contract loans that are 180 days delinquent and not an active Bankruptcy or active Loss Mitigation and have a charge off recommendation are charged off in bulk.

N/A
Charge off – Whole loans

BPO Value is $15K or less, or the expected recoverability after foreclosure and REO is 25% of the 2nd lien with a minimum of $15,000.00.    Normally done at 180 days delinquent or sooner if interest is foreclosed out by first and the borrowers were discharged from a chapter 7 bankruptcy.

Unless otherwise specified in the whole loan contract loans that are 180 days delinquent and not an active Bankruptcy or active Loss Mitigation and have a charge off recommendation are presented to the client on a case by case write up or with larger volumes, presented in a spreadsheet to the client for approval.

Stop Advance	Unless otherwise specified in the security contract loans that are 120 days or more delinquent with no payments applied in the last 60 days.	N/A
Foreclosure and Bankruptcy
Bidding Instructions	Bid Total Debt Amount or 85% of the BPO value, whichever is less.	Only if the difference between the value of property and total debt exceeds $50,000.
Additional Fee Requests	GMACM will approve over allowable for 8 hours @ $175 per hour. Client to approve any additional amount(s). GMACM will email Client contact with amount and reason.	YES - if over 8 hours @ 175 per hour. Response is requested within 48 hours of request.
Home Equity loans

At 45 days delinquent, a cost evaluation is performed.  If no equity found, Motion for Relief and Foreclosure is not pursued.  If equity is found, Motion for Relief is filed and Foreclosure may be pursued.

N/A
REO
Appraisals / BPOs	Appraisal costs less than $450 per unit.	Appraisal costs greater than $450 per unit.
Marketing Strategy

List at a minimum of 105% of reconciled REO Fair Market Value (FMV).  FMV is defined as the anticipated sale price based on review and reconciliation of BPO and appraisal reports.  It is a benchmark for the REO asset management staff in setting list prices and negotiating offers.

Repaired strategy with repair costs exceeding $15,000.
Negotiation of Offers	GMACM may accept net sale price of 90% of current list price. All require GMAC REO management approval.	Net sale price below 90% of current list price.
Relocation Assistance (Cash for Keys)	Up to 75% of the Estimated Eviction Costs but not to exceed $2,500 per unit.	Amounts in excess of 75% of the Estimated Eviction Costs or $2,500 per unit.
RECOVERY
Settlements	GMACM determines recoverability on a case by case basis.	n/a
Repayment Plans	GMACM determines recoverability on a case by case basis.	n/a
Note Sales	GMACM determines recoverability on a case by case basis.	n/a
Deficiency Actions	GMACM determines recoverability on a case by case basis.	n/a
PROPERTY PRESERVATION
Maintenance or Repairs	GMACM determines action needed on a case by case basis up to $5000 in costs.	Investor approval requested if over $5000
Winterization or Required Emergency Repairs	GMACM determines action needed on a case by case basis.	n/a
Loss Drafts/Hazard Claims	GMACM determines on a case by case basis, using FNMA guidelines.	n/a
OTHER
Subordinations	Customer current for past 12 months, no intervening liens, current LTV (CLTV) doesn’t change or decreases from the initial CLTV, and does not put customer into alternative pricing threshold.	Customer is not current for past 12 months or intervening liens, or current LTV (CLTV) increases, or CLTV puts customer into alternative pricing threshold.
Escrow Waivers – Primary & Secondary Homes	Original LTV > 80%. Current LTV must be 80% or less and 0 payments 30 days or more late for 24 prior months. Original LTV < 80% - 0 payments 30 days or more late for 24 prior months.	n/a
Escrow Waivers – Investment Properties	Original LTV > 70% - Current LTV less than 70% and 0 payments 30 days or more late for prior 24 months. Original LTV < 70% - 0 payments 30 days or more late for prior 24 months	n/a
Tax Contracts	GMACM to place First American tax contracts on all first liens if a transferable tax contract isn’t provided via the boarding file.	n/a
Transferable tax contracts	GMACM can transfer First American tax contracts regardless of age and non-First American tax contracts if loan is more than 1 year old and tax contract vendor is acceptable to GMACM.	n/a
Partial Releases	Follow Fannie Mae Servicing guide	n/a
Assumptions	Follow Fannie Mae Servicing guide	n/a
NOTE: Client must respond within two business days of request for approval. No response will be taken as approval.

EXHIBIT 14

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) is made and entered into as of [CLOSING DATE] (the “Closing Date”), among DB Structured Products, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignor”), [DEPOSITOR], having an address at [ADDRESS] (the “Assignee”), and GMAC Mortgage, LLC, having an address at 100 Witmer Road, Horsham, Pennsylvania 19044 (the “Company”).

WHEREAS, the Assignor purchased the residential mortgage loans (the “Assigned Loans”) listed on Attachment 1 annexed hereto from various third party sellers on a servicing released basis pursuant to certain mortgage loan purchase and interim servicing agreements.

WHEREAS, the Assignor and the Company entered into that certain Amended and Restated Servicing Agreement, dated as of January  2, 2007 between the Assignor and the Company (the “Agreement”) pursuant to which the Company agreed to service the Assigned Loans on behalf of the Assignor.

In consideration of the mutual promises contained herein, the parties hereto agree that the Assigned Loans, which are now serviced by the Company for the Assignor and its successors and assigns pursuant to the Agreement shall, from and after the Closing Date be serviced by the Company in accordance with the provisions of the Agreement, as modified by this AAR Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreement.

Assignment and Assumption

ARTICLE I.

ASSIGNOR HEREBY GRANTS, TRANSFERS AND ASSIGNS TO ASSIGNEE ALL OF THE RIGHT, TITLE AND INTEREST OF ASSIGNOR IN, TO AND UNDER THE AGREEMENT AS IT RELATES TO THE ASSIGNED LOANS.  ASSIGNOR SPECIFICALLY RESERVES AND DOES NOT ASSIGN TO ASSIGNEE ANY RIGHT, TITLE AND INTEREST IN, TO OR UNDER ANY MORTGAGE LOANS SUBJECT TO THE AGREEMENT OTHER THAN THE ASSIGNED LOANS SET FORTH ON ATTACHMENT 1.

Representations, Warranties and Covenants

ARTICLE II.

ASSIGNOR WARRANTS AND REPRESENTS TO ASSIGNEE AND COMPANY AS OF THE CLOSING DATE:

Section 2.01  Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

Section 2.02  Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests, rights and obligations under the Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

Section 2.03  Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

Section 2.04  Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

Section 2.05  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

ARTICLE III. ASSIGNEE WARRANTS AND REPRESENTS TO, AND COVENANTS WITH, ASSIGNOR AND COMPANY AS OF THE CLOSING DATE:

Section 3.01  Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

Section 3.02  Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

Section 3.03  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

Section 3.04  Assignee agrees to be bound by all of the terms, covenants and conditions of the Agreement with respect to the Assigned Loans, and from and after the Closing Date, Assignee assumes for the benefit of each of Assignor and Company all of Assignor’s obligations thereunder but solely with respect to such Assigned Loans.

ARTICLE IV. COMPANY WARRANTS AND REPRESENTS TO, AND COVENANT WITH, ASSIGNOR AND ASSIGNEE AS OF THE CLOSING DATE:

Section 4.01 Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which Agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

Section 4.02 Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Agreement;

Section 4.03 Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s certificate of formation or operating agreement or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company.  This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

Section 4.04 No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

Section 4.05 No event has occurred as of Closing Date which would render the representations and warranties made by Company in Section 9.01 the Agreement, including any representations and warranties referenced thereunder, to be untrue in any material respect;

Section 4.06 From and after the Closing Date the Company shall service the Assigned Loans in accordance with the terms and provisions of the Agreement, as modified by this AAR Agreement, and Company shall establish a Custodial Account and an Escrow Account under the Agreement with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of Assignor, and shall remit collections received to such accounts.  The Custodial Account and Escrow Account shall be entitled “GMAC Mortgage, LLC, as servicer in trust for [TRUST NAME]”; and

Section 4.07 Company shall furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete borrower credit files to Equifax, Experian and the TransUnion Credit Information Company with respect to each Assigned Loan serviced by the Company subject to this AAR Agreement.

ARTICLE V. COMPANY HEREBY ACKNOWLEDGES THAT [MASTER SERVICER] HAS BEEN APPOINTED AS THE MASTER SERVICER (THE “MASTER SERVICER”) FOR THE ASSIGNED LOANS PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF [DATE] (THE “POOLING AND SERVICING AGREEMENT”) AMONG THE ASSIGNEE, AS DEPOSITOR, [TRUSTEE], AS TRUSTEE (THE “TRUSTEE”) AND THE MASTER SERVICER, AS MASTER SERVICER AND SECURITIES ADMINISTRATOR.  COMPANY SHALL DELIVER ANY REPORTS REQUIRED TO BE DELIVERED UNDER THE AGREEMENT TO: [MASTER SERVICER] [ADDRESS], ATTENTION: [________________].

Recognition of Assignee

ARTICLE VI. FROM AND AFTER THE CLOSING DATE, COMPANY SHALL RECOGNIZE ASSIGNEE AS OWNER OF THE ASSIGNED LOANS, AND ACKNOWLEDGES THAT THE ASSIGNED LOANS WILL BE PART OF A REMIC, AND WILL SERVICE THE ASSIGNED LOANS IN ACCORDANCE WITH THE AGREEMENT, AS MODIFIED BY THIS AAR AGREEMENT, BUT IN NO EVENT IN A MANNER THAT WOULD (I) CAUSE ANY REMIC TO FAIL TO QUALIFY AS A REMIC OR (II) RESULT IN THE IMPOSITION OF A TAX UPON ANY REMIC (INCLUDING BUT NOT LIMITED TO THE TAX ON PROHIBITED TRANSACTIONS AS DEFINED IN SECTION 860F(A)(2) OF THE CODE AND THE TAX ON CONTRIBUTIONS TO A REMIC SET FORTH IN SECTION 860G(D) OF THE CODE). IT IS THE INTENTION OF ASSIGNOR, COMPANY AND ASSIGNEE THAT THIS AAR AGREEMENT SHALL BE BINDING UPON AND FOR THE BENEFIT OF THE RESPECTIVE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO. NEITHER COMPANY NOR ASSIGNOR SHALL AMEND OR AGREE TO AMEND, MODIFY, WAIVE, OR OTHERWISE ALTER ANY OF THE TERMS OR PROVISIONS OF THE AGREEMENT WHICH AMENDMENT, MODIFICATION, WAIVER OR OTHER ALTERATION WOULD IN ANY WAY AFFECT THE ASSIGNED LOANS WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRUSTEE AND THE MASTER SERVICER.  PURSUANT TO THE POOLING AND SERVICING AGREEMENT, THE ASSIGNEE WILL ASSIGN ALL OF ITS RIGHTS UNDER THIS AAR AGREEMENT TO THE TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS.

In addition, Company hereby acknowledges that from and after the Closing Date, the Assigned Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer is required to monitor the performance by Company of its servicing obligations under the Agreement, as modified by this AAR Agreement, and has the right to enforce the obligations of Company under the Agreement, as modified by this AAR Agreement, with respect to the servicing of the Assigned Loans.  Such right will include, without limitation, the right to terminate Company under the Agreement as provided therein, the right to receive all remittances required to be made by Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by Company under the Agreement, the right to examine the books and records of Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Company.  In connection therewith, Company hereby agrees to make all remittances required under the Agreement with respect to the Assigned Loans to the Master Servicer in accordance with the following wire transfer instructions:

[MASTER SERVICER]
ABA #: [____________]
Account Name: [___________]
Account #: [________________]
For Further Credit to: [_________________]

Modification of the Agreement

ARTICLE VII. COMPANY AND ASSIGNOR HEREBY AMEND THE AGREEMENT WITH RESPECT TO THE ASSIGNED LOANS AS FOLLOWS:

Section 7.01 The following definitions are added to Section 1.01 of the Agreement:

Annual Independent Public Accountant’s Servicing Report: shall have the meaning assigned thereto in Section 4.05 of this Agreement.

Annual Statement of Compliance: shall have the meaning assigned thereto in Section 4.04 of this Agreement.

Depositor:  [DEPOSITOR].

Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

Master Servicer:  [MASTER SERVICER], or any successor thereto.

Monthly Advance:   The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 3.04 of the Agreement.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, an amount which is equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Report Remittance Date:  Shall have the meaning assigned thereto in Section 3.02 of this Agreement.

Securities Administrator: [SECURITIES ADMINISTRATOR], or any successor thereto.”

Servicing Fee Rate: ___% per annum.

Trustee: [TRUSTEE], or any successor thereto.

Section 7.02

The definition of “Determination Date” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

Determination Date:  With respect to each Remittance Date, the fifteenth (15th) day of the calendar month in which such Remittance Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

Section 7.03

The definition of “Due Period” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date

Section 7.04

The definition of “Principal Prepayment Period” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

Principal Prepayment Period: With respect to each Remittance Date, the period beginning with the 16th day of the calendar month preceding the month in which such Remittance Date occurs and ending on the 15th day of the calendar month in which such Remittance Date occurs.

Section 7.05

The definition of “Remittance Date” in Section 1.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

Remittance Date:  The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

Section 7.06

The definition of “Servicing Fee” is hereby in Section 1.01 of the Agreement is deleted in its entirety and replaced by the following:

“With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed.”

Section 7.07

Section 2.04 of the Agreement is modified by adding deleting the word “and” after clause (vii) and adding the following clauses:

“(ix)

with respect to each Principal Prepayment in full received during the portion of the Principal Prepayment Period occurring from the 16th day of the calendar month preceding the month in which the related Remittance Date occurs through and including the last day of the calendar month preceding the month in which the related Remittance Date occurs, an amount (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer exceed the aggregate amount of the Servicer’s Servicing Fee in the calendar month in which such deposits are required; and

(x)

all Monthly Advances required to be made by the Servicer pursuant to Section 3.04.

Section 7.08

Section 2.05 of the Agreement is modified by deleting the word “and” after clause (viii), changing clause (ix) to clause (xi) and adding the following as clauses (ix) and (x):

(ix)

to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this clause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of Purchaser;

(x)

to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance; and

Section 7.09

Section 2.05 of the Agreement is modified by replacing the paragraph at the end of such Section to the following:

“The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii) - (x) above.  The Servicer shall provide written notification in the form of an Officers’ Certificate to the Purchaser, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to clause (v) and (x) above.”

Section 7.10

The following shall be added as Section 2.22 of the Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the trust fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the trust fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.”

Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee or such Mortgage Loan is not part of a REMIC.

Section 7.11

The first paragraph of Section 3.01 of the Agreement is hereby deleted in its entirety and replaced with the following:

“On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Section 2.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 3.04; minus (B) (x) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.”

Section 7.12

Section 3.02 of the Agreement is modified by replacing the first sentence of the first paragraph with the following:

“Not later than the fifth Business Day of each month (such date, the “Report Remittance Date”) the Servicer shall furnish to the Master Servicer a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the Servicer and the Master Servicer, as to the preceding remittance and the period ending on the preceding Determination Date.”

Section 7.13

The following paragraph is added to the end of Section 3.02 of the Agreement:

“On each Report Remittance Date, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Remittance Date.  Such prepayment report shall include (i) such information with respect to the prepayment charges as the Master Servicer may reasonably require and (ii) information that the term of the last prepayment charge has expired or such prepayment charge has been waived.”

Section 7.14

Section 3.03 of the Agreement is modified by deleting the last sentence of such Section.

Section 7.15

The following is hereby added as Section 3.04 of the Agreement:

Section 3.04.  Monthly Advances.

(a)

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 2.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the net Mortgage Interest Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance.  The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Purchaser.

Section 7.16

Section 4.03 of the Agreement is hereby amended by deleting the last sentence of the first paragraph.

Section 7.17

Section 4.04 of the Agreement is hereby inapplicable in its entirety.

Section 7.18

Section 4.05 of the Agreement is hereby inapplicable in its entirety.

Section 7.20

The following shall be added as Section 13.19 of the Agreement:

Section 13.19

Third Party Beneficiary.  For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

Section 7.21

Exhibit 1 of the Agreement is hereby deleted in its entirety and replaced with Attachment 3 annexed hereto.

Miscellaneous

ARTICLE VIII. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE COMPANY’S OBLIGATION TO DELIVER ANY REPORTS, CERTIFICATES OR OTHER DOCUMENTS TO THE MASTER SERVICER, INCLUDING, BUT NOT LIMITED TO, THE REPORTS AND CERTIFICATES SET FORTH IN SECTION 7 OF THIS AAR AGREEMENT, SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AAR AGREEMENT.

ARTICLE IX. ALL DEMANDS, NOTICES AND COMMUNICATIONS RELATED TO THE ASSIGNED LOANS, THE AGREEMENT AND THIS AAR AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF PERSONALLY DELIVERED AT OR MAILED BY REGISTERED MAIL, POSTAGE PREPAID, AS FOLLOWS:

A.  IN THE CASE OF COMPANY,

GMAC Mortgage, LLC

100 Witmer Road

Horsham, Pennsylvania 19044

Attention:  [______________]

B.  IN THE CASE OF ASSIGNOR,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention:  [______________]

C. IN THE CASE OF ASSIGNEE,

[DEPOSITOR]

[ADDRESS]

Attention:  [______________]

ARTICLE X.  EACH PARTY WILL PAY ANY COMMISSIONS, FEES AND EXPENSES, INCLUDING ATTORNEY’S FEES, IT HAS INCURRED AND THE ASSIGNOR SHALL PAY THE FEES OF ITS ATTORNEYS AND THE REASONABLE FEES OF THE ATTORNEYS OF THE ASSIGNEE IN CONNECTION WITH THE NEGOTIATIONS FOR, DOCUMENTING OF AND CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THIS AAR AGREEMENT.

ARTICLE XI.  THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ARTICLE XII.  NO TERM OR PROVISION OF THIS AAR AGREEMENT MAY BE WAIVED OR MODIFIED UNLESS SUCH WAIVER OR MODIFICATION IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM SUCH WAIVER OR MODIFICATION IS SOUGHT TO BE ENFORCED.

ARTICLE XIII.  THIS AAR AGREEMENT SHALL INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO. ANY ENTITY INTO WHICH ASSIGNOR, ASSIGNEE OR COMPANY MAY BE MERGED OR CONSOLIDATED SHALL, WITHOUT THE REQUIREMENT FOR ANY FURTHER WRITING, BE DEEMED ASSIGNOR, ASSIGNEE OR COMPANY, RESPECTIVELY, HEREUNDER.

ARTICLE XIV.  THIS AAR AGREEMENT SHALL SURVIVE THE CONVEYANCE OF THE ASSIGNED LOANS, THE ASSIGNMENT OF THE AGREEMENT TO THE EXTENT OF THE ASSIGNED LOANS BY ASSIGNOR TO ASSIGNEE AND THE TERMINATION OF THE AGREEMENT.

ARTICLE XV.  THIS AAR AGREEMENT MAY BE EXECUTED SIMULTANEOUSLY IN ANY NUMBER OF COUNTERPARTS. EACH COUNTERPART SHALL BE DEEMED TO BE AN ORIGINAL AND ALL SUCH COUNTERPARTS SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

ARTICLE XVI.  IN THE EVENT THAT ANY PROVISION OF THIS AAR AGREEMENT CONFLICTS WITH ANY PROVISION OF THE AGREEMENT WITH RESPECT TO THE ASSIGNED LOANS, THE TERMS OF THIS AAR AGREEMENT SHALL CONTROL.

ARTICLE XVII.  FOR PURPOSES OF THIS AAR AGREEMENT, INCLUDING, BUT NOT LIMITED TO SECTION 7 HEREOF, THE MASTER SERVICER SHALL BE CONSIDERED A THIRD PARTY BENEFICIARY TO THIS AAR AGREEMENT ENTITLED TO ALL THE RIGHTS AND BENEFITS ACCRUING TO THE MASTER SERVICER AS IF IT WERE A DIRECT PARTY TO THIS AAR AGREEMENT.

ARTICLE XVIII.  TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AAR AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.
Assignor

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

[DEPOSITOR]
Assignee

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

[SERVICER]
Company

By:______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED TO:

[MASTER SERVICER]
Master Servicer

By:______________________________
Name:
Title:

ATTACHMENT I

ASSIGNED LOAN SCHEDULE

ATTACHMENT 2

SERVICING AGREEMENT

ATTACHMENT 3

EXHIBIT 1

STANDARD FILE LAYOUT- SCHEDULED/SCHEDULED

MS Field Name	MS Field Description	Data Type	Bus Obj Object Name
Servicer_ID	Servicer idenitifier	nvarchar(4)
As_Of_Date	Effective date of the file	datetime	Date Data as-of
Loan_Number_Investor	Loan identifier of Investor	nvarchar(30)	Investor Acct No - Prim
Loan_Number_Prior_Servicer	Loan identifier of the prior servicer	nvarchar(30)	Account Number Previous
Loan_Number_Seller	Loan identifier of the seller	nvarchar(30)	NA
Loan_Number_Servicer	Loan identifier of the current servicer	nvarchar(30)	Account Number
Accrued_Interest	Amount of delinquent interest	money	NA
ARM_Flag	Indicates if the loan is an adjustable rate mortgage (-1 = Yes / 0 = No)	integer	Arm Flag
ARM_Index	Index used to determine the adjustment to the interest rate	nvarchar(50)	Index Number
ARM_Initial_Interest_Rate_Change_Date	Date of the first interest rate adjustment	datetime	Date Rate Change First
ARM_Initial_Interest_Rate_Change_Increment	Number of months until the first interest rate change date	integer	Rate Change First
ARM_Initial_Max_Interest_Rate_Decrease	Maximum initial interest rate decrease from the original interest rate	integer	Interest Rate Chg Pd Max Dec
ARM_Initial_Max_Interest_Rate_Increase	Maximum initial interest rate increase from the original interest rate	integer	Interest Rate Chg Pd Max Inc
ARM_Initial_Payment_Change_Date	Date of the first payment adjustment	datetime	Date Payment Change First
ARM_Initial_Payment_Change_Increment	Number of months from the first payment until the first payment change date	integer	Payment change Freq First
ARM_Life_Max_Interest_Rate	Lifetime maximum interest rate or orig rate plus life cap	float	Arm Interest Rate Ceiling
ARM_Life_Max_Interest_Rate_Decrease	Lifetime maximum interest rate decrease from the original interest rate	float	Rate Change Lf Dec
ARM_Life_Max_Interest_Rate_Increase	Lifetime maximum interest rate increase from the original interest rate. (maximum interest rate - original interest rate)	float	Rate Change Lf Inc
ARM_Life_Min_Interest_Rate	Lifetime minimum interest rate. In most cases the min rate or margin	float	Arm Interest Rate Floor
ARM_Lookback_Days	Number of days before the next interest change date on which the index value is determined	nvarchar(30)	NA
ARM_Margin	Margin (increase) over the index percentage	float	Interest Rate Var
ARM_Negative_Amortization_First_Recast_Date	Date of the first adjustment to minimum monthly payment to fully amortize the loan over the remaining term	datetime	NA
ARM_Negative_Amortization_Flag	Indicates if the loan is negative amortizing (-1 = Yes / 0 = No)	integer	Negative Amort Code
ARM_Negative_Amortization_Limit	Maximum percentage increase to the original principal balance allowable through negative amortization	float	Negative Amort Parameter Max
ARM_Negative_Amortization_Next_Recast_Date	Date of the next adjustment to minimum monthly payment to fully amortize the loan over the remaining term	datetime	NA
ARM_Negative_Amortization_Payment_Cap	Percentage that the minimum monthly payment can change at each adjustment	float	NA
ARM_Negative_Amortization_Recast_Frequency	Number of months between adjustments to minimum monthly payment to fully amortize the loan over the remaining term	integer	NA
ARM_Next_Interest_Rate_Change_Date	Date of the next interest rate adjustment	datetime	Date P&I Change Effective
ARM_Next_Payment_Change_Date	Date of the next payment adjustment	datetime	NA
ARM_Periodic_Interest_Rate_Change_Frequency	Number of months between interest rate adjustments (after the first adjustment)	integer	Rate Change Freq Next
ARM_Periodic_Max_Interest_Rate_Decrease	Maximum interest rate decrease from one adjustment to the next	float	Rate Change Pd Max Dec Sqt
ARM_Periodic_Max_Interest_Rate_Increase	Maximum subsequent interest rate increase from one adjustment to the next	float	Rate Change Pd Max Inc Sqt
ARM_Periodic_Max_Payment_Increase	Maximum subsequent payment increase from one adjustment to the next	float	Payment Incr Max Pct
ARM_Periodic_Payment_Change_Frequency	Number of months between payment adjustments (after the first adjustment)	integer	Payment Calc Freq Code
ARM_Rounding_Code	Direction of rounding used	nvarchar(10)	Rate Round Change Code
ARM_Rounding_Factor	Factor of rounding used	float	Rate Round Index Factor
Balloon_Current_Flag	Indicates if the loan is a balloon mortgage (-1 = Yes / 0 = No)	integer	Balloon Flag
BK_Affirmation_Date	Date of bankruptcy affirmation date	datetime	Date Bkr Reaffirmation Agree
BK_Autostay_Lift_Flag	Indicates if the automatic stay on a bankruptcy loan has been lifted (-1 = Yes / 0 = No)	integer	NA
BK_Case_Number	Bankruptcy case number	nvarchar(20)	Bkr Legal Case Number
BK_Chapter	Bankruptcy chapter	integer	Bankruptcy Code
BK_Confirmation_Hearing_Date	Date of the bankruptcy confirmation hearing	datetime	Date Bkr Plan Confirmed
BK_Consent_Order_Granted_Date	Date bankruptcy consent order granted	datetime	NA
BK_Cram_Down_Flag	Indicates if a cramdown has occurred on a bankruptcy loan (-1 = Yes / 0 = No)	integer	NA
BK_Discharge_Date	Date bankruptcy is discharged	datetime	Date Bkr Discharged
BK_Dismissal_Date	Date bankruptcy is dismissed	datetime	Date Bkr Dismissed
BK_End_Date	Date bankruptcy ends	datetime	NA
BK_Filing_Date	Date bankruptcy is filed	datetime	Date Bkr Filed -- Most Recent
BK_Flag	Indicates if a loan is currently in bankruptcy (-1 = Yes / 0 = No)	integer	BKR flag
BK_Motion_For_Relief_Filed_Date	Date motion for relief of stay is filed	datetime	Date Bkr Motion for Relief
BK_Motion_For_Relief_Granted_Date	Date motion for relief of stay is granted	datetime	Date Bkr Relief Granted
BK_Motion_For_Relief_Hearing_Date	Date of the hearing for the motion for relief of stay	datetime	Date Motion Hearing
BK_Motion_For_Relief_Referred_Date	Date motion for relief of stay is referred	datetime	Date Bkr Refer Atty
BK_Motion_For_Relief_Release_Date	Date motion for relief of stay is released	datetime	NA
BK_Number_Of_Filings	Number of Bankruptcy Filings	integer	NA
BK_Paid_By	Indicates whether the borrower of trustee paid for the bankruptcy	nvarchar(30)	Src Of Funds Pmt Postpt Code
BK_Payment_Required_Under_Plan_Flag	Indicates if a bankruptcy plan requires payment (-1 = Yes / 0 = No)	integer	NA
BK_Plan_Confirmed_Date	Date bankruptcy plan is confirmed	datetime	Date Bkr Plan Confirmed
BK_Plan_Confirmed_Flag	Indicates if a bankruptcy plan has been confirmed (-1 = Yes / 0 = No)	integer
BK_Post_Petition_Payment_Amount	Amount of the post petition payment amount	money	Payment Postpt Amt
BK_Post_Petition_Payment_First_Due_Date	First due date following the petition of bankruptcy	datetime	Date Rpy PostPt Pmt Due Frst
BK_Post_Petition_Payment_Next_Due_Date	Next post-petition due date	datetime	Date Rpy PostPt Pmt Due Next
BK_Pre_Petition_Payment_Due_Date	Due date prior to the bankruptcy petition filing date	datetime	Date Rpy Prept Pmt Due Next
BK_Proof_Of_Claim_Filed_Date	Date proof of claim filed	datetime	Date POC Claim Filed
BK_Sub_Status	Detailed status of the bankruptcy	nvarchar(30)	NA
BK_Sub_Status_Date	Date of the detailed status of the bankruptcy	datetime	NA
Boarded_At_Servicer_Date	Date loan boarded at the current servicer	datetime	Date Servicing Started
Borrower_Co_First_Name	First Name of the co-borrower	nvarchar(25)	NA
Borrower_Co_Last_Name	Last Name of the co-borrower	nvarchar(50)	Name Secondary Borrower
Borrower_Current_Credit_Score	Latest credit score	integer	FICO Score Current
Borrower_Current_Credit_Score_Date	Date of the latest credit score	datetime	FICO Score Current -- Date Last
Borrower_Debt_To_Income_Back	Total monthly debt payments (including car payments, credit cards, student loans, etc.) dicvided by total gross income	float	NA
Borrower_First_Name	First name of the borrower	nvarchar(25)	NA
Borrower_Last_Name	Last name of the borrower	nvarchar(50)	Name Primary Borrower
Borrower_Original_Credit_Score	Original credit score of the borrower	integer	FICO Score Original
Borrower_Original_Credit_Score_Date	Date of the original credit score of the borrower	datetime	FICO Score Original -- Date Last
Borrower_Self_Employment_Flag	Indicates if the borrower is self-employed (-1 = Yes / 0 = No)	integer	NA
Borrower_Social_Security_Number	Social Security Number of the borrower	nvarchar(11)	Tax Id Primary Borrower
CashFlow_From_Borrower_Current_Month	Amount received from the borrower in the most recent month	money	NA
Current_Corporate_Advance_Balance	Current corporate advance balance	money	Expense Advance Fee Amt
Delinquency_Days_Delinquent_MBA	Number of days delinquent using the MBA delinquency method	integer	Days Delq
Delinquency_Days_Delinquent_OTS	Number of days delinquent using the OTS delinquency method	integer	OTS Chng Delq Days
Delinquency_Times_30_12_Months	Number of times loan between 30 and 59 days delinquent (OTS) in the last 12 months	integer	Delq Cnt 30 Day Ytd
Delinquency_Times_60_12_Months	Number of times loan between 60 and 89 days delinquent (OTS) in the last 12 months	integer	Delq Cnt 60 Day Ytd
Delinquency_Times_90_12_Months	Number of times loan between 60+ days delinquent (OTS) in the last 12 months	integer	Delq Cnt 90 Day Ytd
Documentation_Type	Documentation level	nvarchar(30)	NA
Escrow_Current_Balance	Current escrow balance (negative amount = advance balance)	money	Escrow Bal
FB_Stip_End_Date	Date the forbearance/stip plan ends	datetime	Date Pymt Plan Due First + Repay Plan Term Months
FB_Stip_First_Payment_Due_Date	Date of the first payment due for a forbearance/stipulation plan	datetime	Date Pymt Plan Due First
FB_Stip_Flag	Indicates if a loan is currently on a forbearance/stipulation plan (-1 = Yes / 0 = No)	integer	Warning Code
FB_Stip_Last_Payment_Due_Date	Date of the last payment due for a forbearance/stipulation plan	datetime	NA
FB_Stip_Next_Payment_Due_Date	Date of the next payment due for a forbearance/stipulation plan	datetime	Date Pymt Plan Due Next
FB_Stip_Payment_Amount	Payment amount for a forbearance/stipulation plan	money	Pymt Plan Amt Due Next
FB_Stip_Payment_Frequency	Payment frequency of a forbearance/stipulation plan	integer	Pymt Plan Pymt Freq Code
FB_Stip_Plan_Agreement_Type	Type of forbearance/stipulation plan	nvarchar(50)	Repay Plan Type Code
FB_Stip_Plan_Demand_Expires_Date	Date a forbearance/stipulation demand expires	datetime	NA
FB_Stip_Plan_Demand_Sent_Date	Date a forbearance/stipulation demand is sent	datetime	NA
FB_Stip_Start_Date	Date the forbearance/stip plan starts	datetime	Date Lsmit Forbearance
FB_Stip_Total_Plan_Amount	Total amount of a forbearance/stipulation plan	money	Pymt Plan Amt Total
FC_Contested_Flag	Indicates if a foreclosure has been contested by the borrower (-1 = Yes / 0 = No)	integer	Fcl Contested Ind
FC_Current_Activity	Current activity of the foreclosure	nvarchar(70)	NA
FC_Delay_Code	Foreclosure delay code	nvarchar(15)	NA
FC_End_Date	Date the foreclosure completed	datetime	NA
FC_Estimated_Sale_Date	Estimated date of the foreclosure sale	datetime	Date Fcl Sale Sched For
FC_First_Legal_Date	First legal date of the foreclosure	datetime	Date Fcl Frst Task Complt
FC_Flag	Indicates if the loan is currently in foreclosure (-1 = Yes / 0 = No)	integer	Foreclosure Flag
FC_Sale_Date	Date of the foreclosure sale	datetime	Date Fcl Sale Held -- Ever
FC_Start_Date	Date foreclosure is filed	datetime	Date Fcl Refrd Atty -- Ever
FC_Sub_Status	Detailed status of the foreclosure	nvarchar(50)	NA
FC_Sub_Status_Date	Date of the detailed status of the foreclosure	datetime	NA
Hazard_Insurance_Claim_Flag	Indicates if a loan has a hazard insurance claim pending (-1 = Yes / 0 = No)	integer	Claim Rpt Status Code Last
Interest_Collection_Type	Indentifies interest collection method	nvarchar(15)	Interest Accrual Ind
Interest_Only_Flag	Indicates if the loan has a specified period when then borrower pays only the interest portion due (-1 = Yes / 0 = No)	integer	Interest Only Flag
Interest_Only_Term	Number of months where borrower pays only the interest portion due	integer	NA
Interest_Paid_Thru_Date	Date the through which the interest is paid	datetime	Date Interest Coll To
Interest_Rate_Current	Current interest rate	float	Interest Rate
Interest_Rate_Original	Original interest rate	float	Interest Rate Original
Investor_Code	Investor code	nvarchar(10)	Investor Number
Investor_Name	Name of the investor		Investor Name Full
Lien_Position	Lien position of the loan	integer	1st/2nd Product Indicator
Loan_Purpose	Purpose of the loan	nvarchar(50)	Purpose Code Description
Loan_Status_Servicer	Status of the loan	nvarchar(50)	Scenario2 -- Loan Status/Collection
Loan_to_Value_Combined_Current	Current combined loan-to-value ratio (includes senior liens)	float	NA
Loan_to_Value_Combined_Original	Original combined loan-to-value ratio (includes senior liens)	float	NA
Loan_to_Value_Current	Current loan-to-value ratio	float	Current LTV
Loan_to_Value_Original	Original loan-to-value ratio	float	LTV Ratio1
Loss_Mitigation_Flag	Indicates if a loan is in loss mitigation (-1 = Yes / 0 = No)	integer	Loss Mit Flag
Loss_Mitigation_Sub_Status	Detailed status of the loss mitigation	nvarchar(50)	NA
Loss_Mitigation_Sub_Status_Date	Date of the detailed status of the loss mitigation	datetime	NA
Maturity_Date_Current	Current maturity date	datetime	Date Maturity
MERS_MIN	Mortgage Electronic Registration System Mortgage Identification Number	nvarchar(20)	MIN Number
MI_Certificate_Number	Mortgage insurance certificate number	nvarchar(25)	Escrow Item Policy Number
MI_Claim_Filed_Date	Date mortgage insurance claim filed	datetime	Date Conveyed/Initial Claim Filed
MI_Company	Mortgage insurance company	nvarchar(50)	MI Company Short Name
MI_Coverage_Percentage	Mortgage insurance coverage percentage	float	Loan Percent Insured
MI_Flag	Indicates if a loan has mortgage insurance (-1 = Yes / 0 = No)	integer	Escrow Indicator Description
MI_Lender_Paid_Fee	Amount of lender paid mortgage insurance fee	money	NA
MI_Proceeds_Received_Amount	Amount of proceeds received from the mortgage insurance claim	money	Claim Init Settlement Pymt
MI_Proceeds_Received_Date	Date mortgage insuramce proceeds received	datetime	Date Init Claim Settle Recvd
Modification_Flag	Indicates if the loan has been modified (-1 = Yes / 0 = No)	integer	Date Mod Effective
Modification_Initial_Principal_Balance	Initial principal balance following the latest modification	money	Bal Prin Amt Modified
Modification_Last_Date	Date of the latest modification	datetime	Modification Effective Date
Modification_New_Interest_Rate	New interest rate following the latest modification	float	Interest Rate Modified
Modification_New_Maturity_Date	New maturity date following the latest modification	datetime	NA
Modification_New_PI_Payment_Amount	New principal and interest payment amount following the latest modification	money	P&I Payment Amt Modified
Modification_Payment_First_Due_Date	Date of the first payment following the latest modification of the loan	datetime	Date First Pmt after Mod
Number_Of_Units	Number of units	integer	# Family Units
Occupancy_Type_Current	Current occupancy type	nvarchar(50)	Ocuupancy Desc
Occupancy_Type_Original	Original occupancy type	nvarchar(50)	NA
Origination_Date	Origination date of the loan	datetime	Date Originated/Closing
Originator	Originator of the loan	nvarchar(30)	NA
Payment_Actual_Received	Actual payment amount received in the most recent month	money	NA
Payment_First_Due_Date	First payment due date of the loan	datetime	Date Payment Due First
Payment_Frequency	Number of times a payment is due within a year	integer	Payment Frequency Code Schd
Payment_History_Counter	Alltel Counter. Leftmost spot represents January right represents December.	nvarchar(12)	NA
Payment_Last_Received_Date	Date the last payment was received	datetime	Date Payment Last
Payment_Next_Due_Date	Next payment due date of the loan	datetime	Date Payment Due (Next)
Payment_PI_Current	Current principal and interest payment	money	Payment P&I Amt
Payment_PI_Original	Original principal and interest payment	money	Arm Payment Original P&I
Payment_TI_Current	Current taxes and insurance payment	money	Escrow Payment
Payment_Total_Current	Current total payment (PITI)	money	Payment P&I + Escrow
PI_Arrearage	Principal and interest in arrears	money	NA
Pool_Number	Identifies the pool to which the loan belongs	nvarchar(15)	Investor Block Description
Prepayment_Penalty_Calculation	Prepayment penalty calculation	nvarchar(30)	PrePayPen Plan Desc
Prepayment_Penalty_Collected_Amount	Amount of prepayment penalty collected	money	NA
Prepayment_Penalty_Current_Flag	Indicates if a loan has an active prepayment penalty (-1 = Yes / 0 = No)	integer	Auto Payoff Penalty Ind or Manual Payoff Penalty Ind
Prepayment_Penalty_Original_Flag	Indicates if a loan had a prepayment penalty at origination (-1 = Yes / 0 = No)	integer	NA
Prepayment_Penalty_Original_Term	Original term of the prepayment penalty in months	integer	Perm of Prepayment Penalty (months)
Prepayment_Penalty_Remaining_Term	Remaining term of the prepayment penalty in months	integer	NA
Prepayment_Penalty_Waived_Amount	Amount of prepayment penalty collected	money	NA
Principal_Balance_Current_Actual	Actual current principal balance	money	Bal Prin
Principal_Balance_Current_Scheduled	Scheduled current principal balance	money	NA
Principal_Balance_Junior	Principal balance of all loans junior to this lien position	money	NA
Principal_Balance_Original	Original principal balance	money	Bal Prin Orig
Principal_Balance_Senior	Principal balance of all loans senior to this lien position	money	NA
Property_Address	Property address	nvarchar(50)	Property Address Line 1
Property_City	Property city	nvarchar(70)	Property City
Property_Condition_Code	Property condition code	nvarchar(15)	Property Condition Code
Property_State	Property state	nvarchar(4)	Property State
Property_Type	Property type	nvarchar(15)	Property Type Name
Property_Zip	Property zip code	nvarchar(10)	Property Address Zip 5digit
Purchase_Price	Purchase price of the property	money	Sale Amt
REO_Anticipated_Sale_Date	Date of the anticipated REO sale	datetime	NA
REO_Anticipated_Sale_Price	Anticipated sale price of the REO asset	money	Market Value Amt
REO_As_Is_Value	As is value of the REO asset	money	NA
REO_Closing_Date	Actual closing date of the REO asset	datetime	Date REO Legal Closing
REO_Contract_Price	Contract price of the REO asset	money	Contract Amt - Current
REO_Current_List_Date	Date of the most recent listing of the REO asset	datetime	Date Reo Cur Listed
REO_Current_List_Price	Current listing price of the REO asset	money	List Price Amt - Current
REO_Estimated_Closing_Date	Estimated closing date of the REO asset	datetime	Date Close Estimate - Current
REO_Estimated_Eviction_Date	Estimated eviction completion date of the REO asset	datetime	NA
REO_Estimated_Net_Proceeds	Estimated net proceeds of the REO asset	money	Proceeds Estimate Amt - Current
REO_Eviction_End_Date	Actual eviction completion date of the REO asset	datetime	Date Eviction Completed - FCL or REO
REO_Eviction_Flag	Indicates if an REO asset is currently in eviction (-1 = Yes / 0 = No)	integer	Eviction Pending Ind
REO_Eviction_Start_Date	Beginning date of the eviction of the REO asset	datetime	Date Eviction Started - FCL or REO
REO_Flag	Indicates if a loan is an REO asset (-1 = Yes / 0 = No)	integer	Reo Flag
REO_Net_Proceeds	Net proceeds from the sale of the REO asset	money	Proceeds Apprv Net Amt - Current
REO_Offer_Amount	Offer amount for the REO asset	money	NA
REO_Offer_Date	Date the offer amount was made for the REO asset	datetime	Date REO Offer Accept - Current
REO_Offer_Status	Status of the offer for the REO asset	nvarchar(30)	NA
REO_Original_List_Date	Date of the original listing of the REO asset	datetime	Date Reo Orig Listing
REO_Original_List_Price	Original listing price of the REO asset	money	Reo Orig Listing Amt
REO_Repaired_Value	Repaired value of the REO asset	money	NA
REO_Sale_Date	Sale date of the REO asset	datetime	Date Reo Sale - active drm only
REO_Sales_Price	Sales price of the REO asset	money	Sales Price Aprv Amt - Current
REO_Start_Date	Date the loan became an REO asset	datetime	Date Start
REO_Sub_Status	Detailed status of the REO asset	nvarchar(50)	Reo Status Ind
REO_Sub_Status_Date	Date of the detailed status of the REO asset	datetime	Date Reo Status Changed - Current
Resolution_Accrued_Interest	Accrued interest at resolution	money	NA
Resolution_Date	Date of the resolution	datetime	Date Closed
Resolution_Escrow_Advances	Escrow advances at resolution	money	NA
Resolution_Eviction_Costs	Eviction costs at resolution	money	NA
Resolution_Hazard_Insurance_Proceeds	Hazard insurance proceeds	money	NA
Resolution_Legal_Fees_Balance	Legal fees balance at resolution	money	NA
Resolution_Miscellaneous_Costs	Miscellaneous costs at resolution	money	NA
Resolution_Miscellaneous_Proceeds	Miscellaneous proceeds from resolution	money	NA
Resolution_Principal_Balance_at_Resolution	Principal balance at resolution	money	Payoff Trans Prin Amt Serv Rel Bal Prin NA
Resolution_Property_Preservation_Costs	Property preservation costs at resolution	money	NA
Resolution_Property_Valuations_Costs	Property valuation costs at resolution	money	NA
Resolution_Realized_Loss_Gain	Realized gain/(loss)	money	NA
Resolution_Sales_Proceeds	Amount of sales proceeds	money	NA
Resolution_Type	Resolution Type	nvarchar(50)
Seasoning	Number of months since the first payment due date of the loan up to cutoff	integer	Date Payment Due Current - Date Payment Due First
Section_32_Flag	Indicates if a loan is a Section 32 mortgage (-1 = Yes / 0 = No)	integer	HIGH COST (Y/N)
Seller_Name	Seller name	nvarchar(30)	Seller Id
Service_Fee_Rate	Rate charged by the servicer to service the loan	float	Investor Service Fee Percent
Servicer_Transfer_Date	Date of service transfer	datetime	Date Servicing Started
Silent_Second_Flag	Indicates if the loan has a second mortgage originated at the same time as the first mortgage to avoid PMI (-1 = Yes / 0 = No)	integer	Mortgage Second Code?
SP_Appraisal_Type	Appraisal type per S&P guidelines	nvarchar(4)	NA
SP_Documentation_Type	Documentation type per S&P guidelines	nvarchar(4)	NA
SP_Down_Payment_Verification_Flag	Indicates if the verification of the down payment was used to secure the loan for S&P (-1 = Yes / 0 = No)	integer	NA
Suspense_Current_Balance	Current suspense balance	money	Bal Unapplied -- 1+2+3+4+5
Taxes_Delinquent	Amount of delinquent taxes	money	NA
Taxes_Search_Date	Date of tax search	datetime	NA
Term_Original	Original term of the loan in months	integer	Term
Term_Original_Amortization	Original amortization term of the loan in months	integer	Arm Rate Term
Term_Remaining	Number of months remaining in the loan from cutoff	integer	Months Remaining
Valuation_Acquisition_Reconciled_Date	Date of acquisition reconciled valuation	datetime	NA
Valuation_Acquisition_Reconciled_Value	Value of acquisition reconciled valuation	money	NA
Valuation_Appraisal_Original_Date	Date of the original appraisal	datetime
Valuation_Appraisal_Original_Value	Value of the original appraisal	money	LTV Ratio Orig1
Valuation_Current_Reconciled_Value	Value of latest reconciled valuation	money	Est As-is Amt (Last)
Valuation_Current_Reconciled_Value_Date	Date of latest reconciled valuation	datetime	Date Added (Last)
Valuation_Order_Type	Type of valuation performed	nvarchar(50)	Appraisal Type Code

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: [________________________] will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply [_____________] with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit 3: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(i)

(ii)

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(iii)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

[____________________] Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 15

INDEMNIFICATION AGREEMENT

[DEPOSITOR]

[______________], Series [_____]

[Asset][Mortgage] Backed Pass-Through Certificates], Series [_____]

[DATE]

Reference is made to the Prospectus Supplement (the “Prospectus Supplement”), dated [______], relating to [DEPOSITOR], [________], Series [_______], [Asset Backed Pass-Through Certificates], Series [______] (the “Certificates”).

GMAC Mortgage, LLC (“GMACM”) hereby agrees to indemnify and hold harmless [________________] (the “Depositor”), Deutsche Bank Securities Inc. (“DBSI”) and DB Structured Products, Inc. (“DBSP”), their respective officers and directors and each person, if any, who controls the Depositor, DBSI or DBSP within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all losses, claims, expenses, damages or liabilities to which the Depositor, DBSI or DBSP, their respective officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, but only insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto, or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the statements set forth under the subheading “Servicing – GMAC Mortgage, LLC” (including the tables contained in such section) in the Prospectus Supplement and any other Regulation AB related disclosure information required to be provided by GMACM and set forth in Exhibit A to this Indemnification Agreement (the “GMACM Information”).  GMACM hereby represents and warrants, as of the date of the Prospectus Supplement and the date hereof, that such GMACM Information is true and correct in all material respects.  GMACM will reimburse the Depositor, DBSI and DBSP, their respective officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action.  This indemnity agreement will be in addition to any liability which GMACM may otherwise have.

Each of the Depositor and DBSP hereby agrees to indemnify and hold harmless GMACM and its officers and directors and each person, if any, who controls GMACM within the meaning of Section 15 of the  Act or Section 20 of the Exchange Act, from and against any and all losses, claims, expenses, damages or liabilities to which GMACM or its officers or directors and any such controlling person may become subject under the Act or otherwise, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material contained in the Prospectus Supplement other than with respect to the GMACM Information, or the omission or the alleged omission to state in the Prospectus Supplement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, other than with respect to the GMACM Information.  This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.  The parties hereto acknowledge and agree that DBSI and each of its respective successors and assigns shall have all the rights of a third-party beneficiary in respect of the preceding paragraph and shall be entitled to rely upon and directly enforce the provisions of such paragraph.  DBSP and the Depositor will reimburse GMACM and its officers and directors and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, expense, damage, liability or action, as and when incurred.

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that such indemnifying party may have to any indemnified party under this Agreement except to the extent that such indemnifying party has been materially prejudiced by such failure; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability that such indemnifying party may have to any indemnified party otherwise than under this Agreement.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that such indemnifying party may wish, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (which counsel may be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party hereunder, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have agreed in writing to the continuing participation of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would, in the opinion of such counsel, be inappropriate due to the actual or potential differing interests between them.  If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party, which will not be unreasonably withheld or delayed or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

If recovery is not available under the foregoing indemnification provisions for any reason other than as specified therein, each indemnified party shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act.  The amount of such contribution by the parties shall be paid in such proportion as is appropriate to reflect the relative benefits received by the parties resulting from the offering of the Certificates; provided, that, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in the paragraph above, such contribution shall be paid in such proportion as is appropriate to reflect not only the relative benefits referred to above, but also the relative fault of the parties in connection with the statements or omissions that resulted in such liabilities and expenses.  The relative fault of the parties shall be determined by reference to, among other things, the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and any other equitable considerations appropriate under the circumstances.

GMACM hereby represents and warrants that as of the date of the Prospectus Supplement and the date hereof, except as has been otherwise disclosed to the indemnified parties: (1) no default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of GMACM; (2) no material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by GMACM; (3) GMACM has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to GMACM’s servicing policies and procedures for similar loans has occurred in the preceding three years; (5) there are no aspects of GMACM’s financial condition that could have a material adverse impact on the performance by GMACM of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against GMACM that could be material to investors in the securities issued; and (7) there are no affiliations, relationships or transactions relating to GMACM of a type that are described under Item 1119 of Regulation AB.

The agreements, indemnities and representations of the parties contained herein or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any parties hereto or any of the controlling persons referred to herein, and will survive the sale of the Certificates.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles other than Section 5-104 of the New York General Obligations Law which shall govern.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assignees and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Executed as of the day and year first above written.

GMAC MORTGAGE, LLC

By: ________________________________

Name:

Title:

ACKNOWLEDGED AND AGREED TO:

[DEPOSITOR] By: _______________________________ Name: Title: By: _______________________________ Name: Title:	DEUTSCHE BANK SECURITIES INC. By: _______________________________ Name: Title: By: _______________________________ Name: Title:
DB STRUCTURED PRODUCTS, INC. By: _______________________________ Name: Title: By: _______________________________ Name: Title:

EXHIBIT A

SERVICER DISCLOSURE (ITEM 1108)

Servicer Information

Complete	Task
1. A description of the servicer’s form of organization.
2. A description of how long the servicer has been servicing residential mortgage loans.

3.

A general discussion of the servicer’s experience in servicing assets of any type as well as a more detailed discussion of the servicer’s experience in, and procedures for the servicing function it will perform under the relevant servicing agreement and any securitization transactions.

4.

Provide information regarding the size, composition and growth of the servicer’s portfolio of mortgage loans of the type similar to the mortgage loans.

NOTE:  Group assets by loan type. Show all of servicer’s loan types.

5.

Provide information on factors related to the servicer that may be material to any analysis of the servicing of the mortgage loans or the related asset-backed securities, as applicable, including whether any default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the servicer, whether any material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the servicer, and the extent of outsourcing the servicer uses.

NOTE:  Refer to trigger events related to servicer performance.

6.

A description of any material changes to the servicer’s policies or procedures in the servicing function it will perform under the related servicing agreement and any securitization transactions for mortgage loans of the type similar to the mortgage loans being securitized during the past three years.

7.

Provide information regarding the servicer’s financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the securities issued in the Securitization Transaction, or on servicing of mortgage loans of the same asset type as the mortgage loans being securitized.

8.

Describe to the extent material the manner in which collections on the assets will be maintained and the extent of commingling of funds that occurs or may occur from the assets with other funds, serviced assets or other assets of the servicer.

NOTE:  May be included either in servicer disclosure or operating document disclosure.

9.

Describe any special or unique factors involved in servicing loans of the same type as the mortgage loans being securitized, and the servicer’s processes and procedures designed to address such factors.

10.

Provide statistical information regarding principal and interest advances made by the servicer on the mortgage loans being securitized and the servicer’s overall servicing portfolio for the past three years.

NOTE:  A statement that servicer has complied with all advancing obligations over the past three years is sufficient.

11.

Describe the servicer’s process for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of REO Properties, foreclosure, sale of the mortgage loans or workouts.

NOTE:  May be included either in servicer disclosure or operating document disclosure.

12.

Describe any legal proceedings pending against the servicer or against any of its property, including any proceedings known to be contemplated by governmental authorities, that may be material to the holders of the securities issued.

NOTE:  Per Item 1117.

13. See also Item 1119.

EXHIBIT 16

FORM OF LIQUIDATION REPORT

EXHIBIT 17

FORM OF MONTHLY  REPORTING PACKAGE

Collections	$ 622,992.10

Loan Set Up Fee	$ (88.00)

Base Servicing Fee
Per Loan Fee	$ (44.00)
Arm Loans	$ (3.00)

Delinquent Servicing Fee
> 30 Days	$ (300.00)
Bankruptcy	$ -
Foreclosure	$ -

Transfer Out Fee
10	$ -
11 to 200	$ -
>200	$ -

Other Adjustments
Net (Advances)/Recovery	$ (4,000.00)

Total Due To (From) Client	$ 618,557.10

GMAC Mortgage, LLC

Monthly Default Reporting: Delinquency

RUN DATE:

9/28/2004 5:41:03 PM

Default Systems Support

LOAN STATUS AS OF:

August 2004 End of month

3451 Hammond Avenue

Waterloo, IA  50702

DSU Mailing

Investor ID #:

xxxxx

Investor Name:

Oak Street

Mailing Code:

Investor Ln #

Payment Due

Payment

Current Principal

GMAC Ln #

Customer Information

Date / Loan Type

Amount

Balance

D30

# of Lns this stage of delq:

3

Delinquency UPB

1,197,210.97

xxxxxxxxx

Customer Name

8/1/2004

2,839.38

473,447.79

RESN DELNQCY

 Payment Adjustment

xxxxxxxxxx

Property Street Address

BREACH LETTER

5/17/2004

Conv

Property City

LAST INSPECTION DATE

Property State

Property Zip

OCCUPANCY STATUS

Owner Occupied

Delinquency Category Key:

D30 = Loans 30 to 59 Days Delinquent based on MBA calculation

D60 = Loans 60 to 89 Days Delinquent based on MBA calculation

D90 = Loans 90 or more Days Delinquent based on MBA calculation

GMAC Mortgage, LLC

Monthly Default Reporting: Foreclosure

RUN DATE:

Default Systems Support

LOAN STATUS AS OF:

3451 Hammond Avenue

Waterloo, IA  50702

DSU Mailing Code:

Investor:

xxxxx

Investor Name:

Investor Ln #

Loan

Payment Due

Principal

GMAC Ln #

Customer Information

Type

Date

xxxxxxxxxx

Customer Name

FHA

4/1/2004

48,014.81

Default

 other

xxxxxxxxxx

Property Address

FC Atty Referral

8/5/2004

Property City

First Legal Date

Property State

Property Zip

FC Restart Date

FC Scheduled Date

FC Sale Held

FC Judgement Date

Post Sale Redemption Expired Date

GMAC Mortgage, LLC

Monthly Default Reporting: Bankruptcy

RUN DATE:

Default Systems Support

3451 Hammond Avenue

LOAN STATUS AS OF:

Waterloo, IA  50702

DSU Mailing

Investor ID

xxxxx

Investor Name:

Mailing Code:

Investor Ln #

Customer Information

Loan Type

Payment

Current

Due Date

Principal

BK

GMAC Ln #

Balance

BK Case Data

Chap #

xxxxxxxxxx

Customer Name

FHA

4/1/2004

81,339.32

BK Case #

000000

07

xxxxxxxxxx

Customer Property Address

BK Filed Date

7/16/2004

Property City

BK Post Petition Due Date

4/1/2004

Property State

Property Zip

BK Atty Referral

7/22/2004

BK Stipulation

Last Inspection Date:

8/12/2004

EXHIBIT 18

SERVICER RATINGS

Servicer Ratings from Standard & Poors

Residential

Strong

Alternative

Strong

Subprime

Above Average

Special

Above Average

Servicer Ratings from Fitch

Prime

RPS1

Subprime

RPS1

Home Equity

RPS1

HLTV

RPS1

Alt-A

RPS1

Special Servicing

RSS1

EXHIBIT 19

FORM OF POOLING AND SERVICING AGREEMENT

EXHIBIT 20

FORM OF ANNUAL CERTIFICATION

Re:

The [                   ] agreement dated as of [      ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I am, ________________________________, the _______________________ of [NAME OF SERVICER] and, in such capacity, the officer in charge of the Servicer’s responsibility on Exhibit [ ] to the Agreement.  I hereby certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all other data, servicing reports, officer’s certificates and information relating to the performance of the Servicer under the terms of the Agreement during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on my knowledge, the reports and information comprising the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by or the date of such reports or information or the date of this certification;

(3)

Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

GMAC MORTGAGE, LLC

(Servicer)

By:

Name:

Title:

Date:

EXHIBIT 21

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Endnotes